                                                                    Exhibit 10.7

                          SOLOW MANAGEMENT CORPORATION
        NINE WEST FIFTY-SEVENTH STREET, NEW YORK, N.Y. 10019 PLAZA 1-1100

July 21, 1992

Mr. Michael Lichtenstein
Executive Vice President
North Pearl Street Shoes, Inc.
4 West 58th Street
New York, New York 10019

Re: Sublease made as of July 12, 1985 (the "Sublease") between North Pearl Street Shoes, Inc. ("Sublandlord") and Joan and David, Inc. ("Subtenant") for premises at 4 West 58th Street, New York, New York, Floor 6 (the "Premises")
      --------------------------------------------------------------------------

Dear Mr. Lichtenstein:

We are in receipt of your request for approval of the Sublease, a copy of which is enclosed.

Please be advised that Landlord consents to the Sublease subject to the terms and conditions of the lease dated July 12, 1985 (the "Lease") between Solow Management Corporation, as Agent ("Landlord") and North Pearl Street Shoes, Inc. for the Premises, including, but not limited to, the provisions of Article 44 thereof, and the understanding that the Sublease does not release or relieve Sublandlord of its obligations as Tenant under the Lease.

Very truly yours,


/s/ David A. Stein

David A. Stein
General Counsel

DAS/mh
Enc.

cc: Central Files

                                    SUBLEASE

      THIS INSTRUMENT is a Sublease between NORTH PEARL STREET SHOE INC., a New York corporation having an usual place of business at West 58th Street, New York, NY 10019 as "Sublandlord", and JOAN AND DAVID, INC. as "Subtenant".

      WHEREAS, by Lease dated July 12, 1985, Solow Management Corp. Agent, as "Overlandlord" leased certain premises known as 6th floor of the building known as and numbered 4 West 58th Street, Manhattan, City of New York, to the Sublandlord as its Tenant; and

      WHEREAS, Joan and David, Inc., Subtenant desires to sublet the entire premises described in said Lease.

NOW THEREFORE in consideration of One ($1.00) Dollar and other good and valuable consideration this day paid each of the parties to the other the receipt and sufficiency of which is hereby acknowledged:

1. The Sublandlord does hereby warrant and represent to the Subtenant that annexed hereto is a true and complete executed copy of the Lease for the premises marked as Exhibit "A".

2. Joan and David, Inc., Subtenant shall pay to the Landlord the fixed monthly rent and other charges due and owing to the Overlandlord pursuant to the terms of the Overlease in a timely manner so that the Sublandlord will not be in default to the Overlandlord and the Subtenant agrees to comply with all obligations of the Sublandlord as tenant under the Overlease to the Overlandlord.

3. Joan and David, Inc. as Subtenant shall have all the rights to quiet enjoyment from the Overlandlord as provided for in the Overlease and in addition, the Sublandlord warrants and represents to the Subtenant, Joan and David, Inc. that it peaceably and quietly have, hold, enjoy and occupy the subpremises during the term of the Overlease or any extension renewal thereof so long as it pays the rent and performs all the obligations under the terms of the Sublease.

4. Sublandlord agrees not to modify, amend or terminate the Overlease so long as the Sublease is in effect and in no way not as to cause a default in the Overlease.

            EXECUTED as sealed instrument, in duplicate, by the parties by their duly authorized officers or agents.

                                        SUBLANDLORD:

                                        NORTH PEARL STREET SHOES, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------


                                        SUBTENANT:

                                        JOAN AND DAVID, INC.

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------

Joan and David, Inc.

Gentlemen:

Reference is made to the instrument of sublease (hereinafter referred to as the "Sublease") made between us pursuant to which we have subleased to you certain premises know as the 6th floor in the building known and numbered as 4 West 58th Street, Manhattan, City of New York which premises were leased to us as Tenant by Solow Management Corp. as agent, Landlord, by instrument dated July 12, 1985 (hereinafter referred to as the "Overlease").

We hereby agree with you to supplement the Sub-lease with the following terms and conditions:

1. The subletting shall be expressly subject to all of the obligations of ourselves as Tenant under the Overlease and the further condition and restriction that the Sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by you as the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of the Landlord in each instance.

2. This subletting shall end one day before the expiration date of the Overlease.

3. The subletting is subject to the express condition, and by accepting a sublease hereunder, you as subtenant shall be conclusively deemed to have agreed, that if the Overlease should be terminated prior to the expiration date or if Landlord should succeed to Tenant's estate in the demised premises, then at Landlord's election you as subtenant shall attorn to and recognize Landlord as the subtenant's landlord under this sublease and you shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

4. Payments to Landlord under the Overlease shall be made by us as sub-landlord, not by you as sub-tenant anything in Paragraph 2 of the Sublease to the contrary not withstanding.

5. This agreement and the Sublease between the parties hereto shall constitute one agreement known hereafter as the Sublease but should any contradiction exist between the Sublease and this agreement the terms of this agreement shall prevail.

Your signature under the word "Accepted" together with ours below shall make this a binding agreement between us.

Very truly yours,

North Pearl Shoes, Inc.

By: /s/ [ILLEGIBLE]
   ------------------------


Accepted:

Joan and David, Inc.

By: /s/ [ILLEGIBLE]
   ------------------------

                       JOAN AND DAVID HELPERN INCORPORATED
                               4 West 58th Street
                            New York, New York 10019

                                                           as of January 1, 1994

Solow Management Corp., As Agent
9 West 57th Street
New York, New York 10019

                            Joan and David USA, Inc.
                               4 West 58th Street
                               New York, New York
                               ------------------

Gentlemen:

            Reference is made to the Amendment of Lease (the "Amendment"), dated
                                                              ---------
as of the date hereof, between you and Joan and David USA, Inc. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Amendment.

            In consideration of Landlord's agreement to enter into the Amendment, and as an inducement to Landlord to enter into the same with Tenant (a wholly owned subsidiary of Guarantor), Guarantor hereby agrees and confirms that from and after the date hereof, (i) all references in the 6th Floor Guaranty to "the Lease" shall be deemed to be references to the 6th Floor Lease, as amended by the Amendment, and notwithstanding anything to the contrary contained in the 6th Floor Guaranty, Guarantor's obligations under the 6th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 6th Floor Guaranty) to all payment and performance obligations of Tenant under the 6th Floor Lease, as amended by the Amendment, through December 31, 2003, (ii) all references in the 12th Floor Guaranty to the "the Lease" shall be deemed to be references to the 12th Floor Lease, as amended by the Amendment, and, notwithstanding anything to the contrary contained in the 12th Floor Guaranty, Guarantor's obligations under the 12th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 12th Floor Guaranty) to all payment and performance obligations of Tenant under the 12th Floor Lease, as amended by the Amendment, through December 31, 2003 and (iii) all references in the 13th Floor Guaranty to "the Lease" shall be deemed to be references to the 13th Floor Lease, as amended by the Amendment, and, notwithstanding anything to the contrary contained in the 13th Floor Guaranty, Guarantor's obligations under the 13th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 13th Floor Guaranty) to all payment and performance obligations of Tenant under the 13th Floor Lease, as amended by the Amendment, through December 31, 2003.

            As modified hereby, the 6th Floor Guaranty, the 12th Floor Guaranty and the 13th Floor Guaranty are each hereby ratified and confirmed and remain in full force and effect.


                                             Very truly yours,

                                             JOAN AND DAVID HELPERN INCORPORATED


                                             By: /s/ Ronald Cafarella
                                                --------------------------------
                                                Name:    RONALD CAFARELLA
                                                      --------------------------
                                                Title:        VP
                                                      --------------------------

GSUTTAL: 1809
JODAVGL SOLOW CONSENT ASSIGNMENT (MERGER)
(5/18/93)

                        CONSENT TO MERGER AND ASSIGNMENT
                        --------------------------------

      THIS INSTRUMENT, executed as of this 9th day of February, 1993, by and among Solow Management Corp., as agent ("Landlord"), North Pearl St. Shoes, Inc. a New York corporation ("Assignor"), and Joan and David USA, Inc., a Massachusetts corporation ("Assignee").

                                   WITNESSETH:
                                   -----------

      Reference is made to the following facts:

      A. Landlord and Assignor entered into that certain lease dated as of July 12, 1985 (as amended, the "Lease"), for certain space, more fully described therein, located on the 6th floor at 4 West 58th Street, so-called, in New York, New York.

      B. Assignor and Assignee have indicated to Landlord that, effective as of February 9, 1993 (the "Effective Date"), Assignor will merge with and into Assignee, and Assignee will be the resulting or so-called surviving corporation and will thereafter own all of the assets and assume all of the liabilities of Assignor (and Assignor will no longer exist as a separate corporate entity). Said transaction is referred to herein as the "Merger".

      C. Assignor and Assignee have represented to Landlord that the Merger is for internal bookkeeping purposes and will not affect office operations; that the net worth of Assignee, as the surviving corporation, will equal or exceed the net worth of Assignor; and that Assignee is a wholly owned subsidiary of joan and david helpern incorporated.

      D. Pursuant to the Lease, Landlord's consent is required for the Merger and the assignment of Assignor's interest under the Lease effected thereby and Landlord has expressed its willingness to grant such consent.

      NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto to the others of them in hand this day paid, the receipt and sufficiency of which are hereby severally acknowledged, it is hereby agreed as follows:


      1. Landlord hereby consents to the Merger and the assignment of Assignor's interest under the Lease effected thereby, subject to the terms and conditions set forth herein.

      2. Neither the Merger and the assignment of Assignor's interest under the Lease effected thereby nor anything in this instrument shall release or cause to be released Assignor from any of its obligations under the Lease and Assignor shall remain fully liable therefor.

      3. Assignee hereby confirms and acknowledges that, by virtue of the Merger and the assignment of Assignor's interest under the Lease effected thereby, Assignee shall have succeeded to the interest of Assignor under the Lease, and, effective from and after the Effective Date, the Assignee hereby assumes and agrees to be bound by all of the obligations of Assignor as the tenant under the Lease (including, without limitation, all obligations arising from any defaults of the Assignor under the Lease as of the Effective Date).

      4. Accordingly, from and after the Effective Date, Assignee is and shall for all purposes be considered to be the tenant under the Lease all as if Assignee (together with Assignor) originally had executed the Lease as the tenant thereunder.

      5. Assignee agrees that there shall be no further assignment of the Lease (or sublease of all or any portion of its interest thereunder) except with the express written consent of Landlord (or as otherwise expressly permitted pursuant to the provisions of the Lease).

      6. Assignor and Assignee hereby warrant and represent that the recitals, including the representations, hereinabove regarding the Merger, are true, complete and accurate; and it is understood and agreed that Landlord's within consent thereto is made in reliance upon the truth, completeness and accuracy thereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Consent to Merger and Assignment as a sealed instrument in any number of counterpart copies, each of which shall be an original for all purposes, as of the day and year first above written.

ATTEST:                                 SOLOW MANAGEMENT CORP., as agent


                                       By:
---------------------------------          -------------------------------------
                                            Its
                                            Hereunto Duly Authorized

                                                     [Landlord]

ATTEST:                                 NORTH PEARL ST. SHOES, INC.


      /s/ [ILLEGIBLE]                   By:      /s/ [ILLEGIBLE]
---------------------------------          -------------------------------------
Assistant [ILLEGIBLE]                      Its Financial Vice President
                                           Hereunto Duly Authorized

                                                     [Assignor]

                       [SIGNATURE CONTINUED ON NEXT PAGE]

ATTEST:                                  JOAN AND DAVID USA, INC.


        /s/ [ILLEGIBLE]                  By:        /s/ [ILLEGIBLE]
---------------------------------           ------------------------------------
            Clerk                          Its Financial Vice President
                                           Hereunto Duly Authorized

                                                      [Assignee]

STATE OF NEW YORK    )
                     ) ss.
COUNTY OF            )

      On this day of ,1993, before me, personally appeared _____________________ who, being by me duly sworn, did say that he is ___________ of SOLOW MANAGEMENT CORP., as agent, a New York corporation; that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation; and that said instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors; and said _____________________ acknowledged said instrument to be the free act and deed of said corporation.

                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

COMMONWEALTH OF MASSACHUSETTS   )
                                ) ss.
COUNTY OF MIDDLESEX             )

      On this 21st day of May, 1993, before me, personally appeared Ronald F. Cafarella, who, being by me duly sworn, did say that he is Financial Vice President of NORTH PEARL ST. SHOES, INC., a New York corporation; that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation; and that said instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors; and said Ronald F. Cafarella acknowledged said instrument to be the free act and deed of said corporation.

                                        /s/ Susan Uttal Schlightman
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

COMMONWEALTH OF MASSACHUSETTS   )       SUSAN UTTAL SCHLIGHTMAN, Notary Public
                                ) ss.      My Commission Expires June 27, 1997
COUNTY OF MIDDLESEX             )

      On this 21st day of May, 1993, before me, personally appeared Ronald F. Cafarella, who, being by me duly sworn, did say that he is Financial Vice President of JOAN AND DAVID USA, INC., a Massachusetts corporation; that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation; and that said instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors; and said Ronald F. Cafarella acknowledged said instrument to be the free act and deed of said corporation.

                                        /s/ Susan Uttal Schlightman
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires:

                               AMENDMENT OF LEASE
                               ------------------

            AGREEMENT, made as of the 1st day of January, 1994, by and between SOLOW MANAGEMENT CORP., AS AGENT, having an office at 9 West 57th Street, New York, New York 10019 ("Landlord"), and JOAN & DAVID USA, INC., a Massachusetts
                       --------
corporation having an office at 4 West 58th Street, New York, New York 10019 ("Tenant").
  ------

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, by Agreement of Lease, dated as of July 12, 1985, between Landlord and North Pearl St. Shoes, Inc. ("North Pearl"), as amended by a letter
                                           -----------
agreement, dated August 2, 1985, between Landlord and North Pearl, and a First Supplementary Agreement, dated as of May 1, 1986, between Landlord and North Pearl (collectively, the "6th Floor Lease"), Landlord did demise and let unto
                          ---------------
North Pearl, and North Pearl did hire and take, the entire sixth (6th) floor (the "6th Floor Premises"), as more particularly described in the 6th Floor
      ------------------
Lease, in the building known as and by the street address of 4 West 58th Street, New York, New York (the "Building"); and
                         --------

            WHEREAS, the obligations of North Pearl under the 6th Floor Lease were guaranteed by Joan and David Helpern, Incorporated ("Guarantor") pursuant
                                                          ---------
to a Guarantee of Lease (the "6th Floor Guarantee"), dated as of July 29, 1985,
                              -------------------
made by Guarantor in favor of Landlord; and

            WHEREAS, the 6th Floor Premises were subleased by North Pearl to Joan & David, Inc. ("Subtenant") pursuant to a Sublease (the "6th Floor
                     ---------                                ---------
Sublease") between North Pearl and Subtenant; and
--------

            WHEREAS, the interests of North Pearl (i) as tenant under the 6th Floor Lease and (ii) as sublandlord under the 6th Floor Sublease were assigned to Joan & David USA Inc. ("Tenant") as a result of a merger, effective February
                           ------
9, 1993, between North Pearl and Tenant (the "Merger"); and
                                              ------

            WHEREAS, Landlord consented to such assignments and to the Merger pursuant to a Consent to Merger and Assignment (the "6th Floor Consent"), dated
                                                     -----------------
as of February 9, 1993, among Landlord, Tenant and North Pearl; and

            WHEREAS, by Agreement of Lease, dated as of May 1, 1986, between Landlord and North Pearl (the "12th Floor Lease"), Landlord did demise and let
                               ----------------
unto North Pearl, and North Pearl did hire and take, the entire twelfth (12th) Floor (the "12th Floor Premises"), as more particularly described in the 12th
            -------------------
Floor Lease, in the Building; and

            WHEREAS, the obligations of North Pearl under the 12th Floor Lease were guaranteed by Guarantor pursuant to a Guaranty of Lease (the "12th Floor
                                                                   ----------
Guaranty"), dated as of May 1, 1986, made by Guarantor in favor Landlord; and
--------

            WHEREAS, the 12th Floor Premises were subleased by North Pearl to Subtenant pursuant to a Sublease (the "12th Floor Sublease") between North Pearl
                                       -------------------
and Subtenant; and

            WHEREAS, the interests of North Pearl (i) as tenant under the 12th Floor Lease and (ii) as sublandlord under the 12th

Floor Sublease were assigned to Tenant as a result of the Merger; and

            WHEREAS, Landlord consented to such assignments and to the Merger pursuant to a Consent to Merger and Assignment (the "12th Floor Consent"), dated
                                                     ------------------
as of February 9, 1993, among Landlord, Tenant and North Pearl; and

            WHEREAS, by Amended and Restated Agreement of Lease, dated as of July 21, 1985, between Landlord and North Pearl, (the "13th Floor Lease"),
                                                       ----------------
Landlord did demise and let unto North Pearl, and North Pearl did hire and take, the entire thirteenth (13th) floor (the "13th Floor Premises"), as more
                                         -------------------
particularly described in the 13th Floor Lease, in the Building; and

            WHEREAS, the obligations of North Pearl under the 13th Floor Lease were guaranteed by Guarantor pursuant to a Guarantee of Lease (the "13th Floor
                                                                    ----------
Guaranty"), dated as of July 29, 1985, made by Guarantor in favor of Landlord;
--------
and

            WHEREAS, the 13th Floor Premises were subleased by North Pearl to Subtenant pursuant to a Sublease (the "13th Floor Sublease") between North Pearl
                                       -------------------
and Subtenant; and

            WHEREAS, the interests of North Pearl (i) as tenant under the 13th Floor Lease and (ii) as sublandlord under the 13th Floor Sublease were assigned to Tenant as a result of the Merger; and

            WHEREAS, Landlord consented to such assignments and to the Merger pursuant to a Consent to Merger and Assignment (the "13th Floor Consent"), dated
                                                     ------------------
as of February 9, 1993, among Landlord, Tenant and North Pearl; and

            WHEREAS, Landlord and Tenant desire to modify each of the 6th Floor Lease, the 12th Floor Lease and the 13th Floor Lease (each, a "Lease" and
                                                               -----
collectively, the "Leases"), and Landlord and Guarantor desire to modify each of
                   ------
6th Floor Guaranty, the 12th Floor Guaranty and the 13th Floor Guaranty, as hereinafter provided.

            NOW, THEREFORE, in consideration of Ten Dollars ($10.00) paid by Tenant to Landlord, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

            1. All capitalized terms used herein shall have the meanings ascribed to them in the 12th Floor Lease, unless otherwise defined herein.

            2. Effective as of the date hereof (the "Effective Date"), the
                                                     --------------
Leases are each hereby amended as follows:

                  (i) The term of each Lease is hereby extended through and including 11:59 p.m. on December 31, 2003 (the "New Expiration Date"), unless
                                                -------------------
such Lease shall sooner expire pursuant to any of the terms, covenants or conditions of such Lease, as amended by this Amendment, or pursuant to law, upon all of the same terms and conditions set forth in such Lease (except as modified and amended by this Amendment). All references in the Leases to the Expiration Date shall be deemed references to the New Expiration Date.

                  (ii) Section 35(B) of each of the Leases is hereby deleted in its entirety.

                  (iii) The following is hereby inserted at the end of Section 35(D) of each Lease:

                  "Notwithstanding anything provided hereinabove in this Part, or elsewhere in this Article 35, the annual rate of electricity rent payable by Tenant at any time during the term of this lease shall not be less than $2.50 per square foot of rentable area of the Demised Premises, subject to increase by the percentage of any increase in Landlord's annual average kilowatt hour cost of electricity for the Building resulting from any rate change occurring after the date of this Amendment (determined in the manner hereinabove in this Part D provided) over Landlord's annual average per kilowatt hour cost of electricity for the Building as of the date of this Amendment."

                  (iv) Section 34(B) (1) (a) of each Lease is hereby deleted and the following is hereby inserted in lieu thereof:

                        "(a) "base rent" at the annual rate per square foot of
                  rentable area of the Demised Premises of $40 from January 1, 1994 through December 31, 2003; and"

                  (v) Section 39(A)(3) of each Lease is hereby deleted and the following is hereby inserted in lieu thereof:

                        "(3) "Base Tax" shall mean the Taxes for the Tax Year
                  July 1, 1994 through June 30, 1995."

                  (vi) Section 40(A) (2) of each Lease is hereby deleted and the following is hereby inserted in lieu thereof:

                        "(2) "Base Wage Rate" shall mean the Wage Rate in effect
                  on December 31, 1994 (the "Base Wage Date")."

                  (vii) In Section 40(B) of each Lease, the number "1.5" is hereby deleted and the number "0.75" is hereby inserted in lieu thereof.

            3. Effective as of the Effective Date, Section 34(B)(1) of the 6th Floor Lease is hereby amended to provide that the fixed rent for the 6th Floor Premises (exclusive of any adjustment required to be made pursuant to the 6th Floor Lease) shall be Two Hundred Twenty-Nine Thousand Three Hundred Thirty Dollars ($229,330) per annum, payable in advance in equal monthly installments of Nineteen Thousand One Hundred Ten and 83/100 Dollars ($19,110.83) for the period commencing on the Effective Date and ending on the New Expiration Date, in accordance with and pursuant to all of the terms and conditions of the 6th Floor Lease as amended by this Amendment.

            4. Effective as of the Effective Date, Section 34(B)(1) of the 12th Floor Lease is hereby amended to provide that the fixed rent for the 12th Floor Premises (exclusive of any adjustment required to be made pursuant to the 12th Floor Lease) shall be One Hundred Forty-Nine Thousand Eight Hundred Twelve and 50/100 Dollars ($149,812.50) per annum, payable in advance in equal monthly installments of Twelve Thousand Four Hundred Eighty-Four and 38/100 Dollars ($12,484.38) for the period commencing on the Effective Date and ending on the New Expiration Date, in accordance with and pursuant to all of the terms and conditions of the 12th Floor Lease as amended by this Amendment.

            5. Effective as of the Effective Date, Section 34(B)(1) of the 13th Floor Lease is hereby amended to provide that the fixed rent for the 13th Floor Premises (exclusive of any adjustment required to be made pursuant to the 13th Floor Lease) shall be One Hundred Forty-Nine Thousand Eight Hundred Twelve and 50/100 Dollars ($149,812.50) per annum, payable in advance in equal monthly installments of Twelve Thousand Four Hundred

Eighty-Four and 38/100 Dollars ($12,484.38) for the period commencing on the Effective Date and ending on the New Expiration Date, in accordance with and pursuant to all of the terms and conditions of the 13th Floor Lease as amended by this Amendment.

            6. Simultaneously with the full execution and unconditional delivery of this Agreement by Landlord and Tenant, Landlord shall pay to Tenant One Hundred Twenty-Five Thousand Dollars ($125,000).

            7. Simultaneously with the execution and delivery hereof, Tenant shall cause Guarantor to execute and deliver to Landlord the agreement set forth on Exhibit "A" annexed hereto and made a part hereof.
   -----------

            8. (A) Tenant represents and warrants to Landlord that it has not dealt with any broker, finder or like agent in connection with this Agreement other than Edward S. Gordon Company Inc. (the "Broker"). Tenant does hereby
                                               ------
indemnify, defend and save and hold Landlord harmless of and from any and all losses, costs, damages, liabilities and expenses (including, without limitation, attorneys' fees and disbursements) incurred by reason of any claim of or liability to any broker, finder or like agent (including, without limitation, the Broker) who shall claim to have dealt with Tenant in connection herewith. Notwithstanding the foregoing, Tenant's indemnity of Landlord with respect to the Broker shall not extend to any payment required to be made by Landlord to Broker pursuant to a separate agreement between Landlord and Broker.

                  (B) Landlord represents and warrants to Tenant that it has not dealt with any broker, finder or like agent in connection with this Agreement other than the Broker. Landlord does hereby indemnify, defend and save and hold Tenant harmless of and from any and all losses, costs, damages, liabilities and expenses (including, without limitation, attorneys' fees and disbursements) incurred by reason of any claim of or liability to any broker, finder or like agent (including, without limitation, the Broker) who shall claim to have dealt with Landlord in connection herewith. Notwithstanding the foregoing, Landlord's indemnity of Tenant with respect to the Broker shall not extend to any payment required to be made by Tenant to Broker pursuant to a separate agreement between Tenant and Broker.

                  (C) Landlord shall pay a commission to the Broker pursuant to a separate agreement between Landlord and Broker, and Tenant shall pay a commission to Broker pursuant to a separate agreement between Tenant and Broker.

                  (D) The provisions of this Paragraph 8 shall survive the expiration or sooner termination of the Lease.

            9. Tenant represents that it is currently in possession of the 6th Floor Premises, the 12th Floor Premises and the 13th Floor Premises, is fully familiar with the condition thereof, and, notwithstanding anything to the contrary contained in the Leases, accepts each such Premises in its "as is" condition as of the Effective Date, and Landlord shall have no obligation to prepare the same for Tenant's occupancy.

            10. The obligations of Landlord under the Leases, as amended by this Amendment, shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the land upon which the Building is erected, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall thereafter be and hereby is entirely freed and relieved of all covenants and obligations of Landlord under the Leases, as amended by this Amendment, provided and to the extent that such purchaser, assignee or transferee shall assume in writing the obligations of Landlord under the Lease for the period from and after the date of such sale, conveyance, assignment or transfer. The principals, partners, shareholders, directors, officers, agents and principals, direct and indirect, of Landlord (collectively, the "Parties") shall not be liable for the performance of
                    -------
Landlord's obligations under the Leases, as amended by this Amendment. Tenant shall look solely to Landlord to enforce Landlord's obligations under the Leases, as amended by this Amendment and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under the Leases, as amended by this Amendment, shall be limited to Landlord's interest in the Building and the land upon which the Building is erected and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under the Leases, as amended by this Amendment, or to satisfy a judgment for Landlord's failure to perform such obligations.

            11. Each party represents and warrants to the other that its execution and delivery of this Amendment has been duly authorized and that the individual executing this Amendment on behalf of such party has been duly authorized to do so and that no other action or approval is required by such party with respect to this transaction.

            12. The Leases, as amended by this Amendment, constitute the entire understanding between the parties hereto with respect to the Premises and may not be waived, changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

            13. This Amendment shall not be binding on or enforceable against either party unless and until such party shall have executed and delivered to the other party an executed counterpart of this Amendment.

            14. As modified by this Amendment, the Leases and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

            IN WITNESS WHEREOF, the parties hereto executed this Amendment as of the date first above written.

                                      SOLOW MANAGEMENT CORP., AS AGENT


                                      By: /s/ Steven M. Cherniak
                                         ---------------------------------------
                                         Name:    Steven M. Cherniak
                                               ---------------------------------
                                         Title:    Vice President

                                               ---------------------------------


                                      JOAN & DAVID USA, INC.

                                      By:  /s/ Ronald Cafarella

                                         ---------------------------------------
                                         Name:        RONALD CAFARELLA
                                               ---------------------------------
                                         Title:
                                               ---------------------------------

STATE OF Massachusetts  )
                        ) ss.:
COUNTY OF Middlesex     )

      On the 2nd day of August, 1994, before me personally came Ronald
             ---        ------                                  ------
Cafarella, to me known, who, being by me duly sworn, did depose and say that
---------
she/he resides at No. 86 Oliver Rd., Belmont, Ma. 02178; that she/he is the
                      ---------------------------------
Financial V.P. of JOAN & DAVID USA, INC., the corporation described in and which
--------------
executed the foregoing instrument; and that she/he signed his name thereto by order of the board of directors of said corporation.


                                       /s/ Rosemary C. Maioli
                                       -----------------------------------------
                                       Notary Public
                                       My commission expires September 28, 1995.

                                   EXHIBIT "A"
                                   -----------

                       JOAN AND DAVID HELPERN INCORPORATED
                               4 West 58th Street
                            New York, New York 10019

                                                   as of January 1, 1994

Solow Management Corp., As Agent
9 West 57th Street
New York, New York 10019

                            Joan and David USA, Inc.
                               4 West 58th Street
                               New York, New York
                               ------------------

Gentlemen:


            Reference is made to the Amendment of Lease (the "Amendment"), dated
                                                              ---------
as of the date hereof, between you and Joan and David USA, Inc. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Amendment.

            In consideration of Landlord's agreement to enter into the Amendment, and as an inducement to Landlord to enter into the same with Tenant (a wholly owned subsidiary of Guarantor), Guarantor hereby agrees and confirms that from and after the date hereof, (i) all references in the 6th Floor Guaranty to "the Lease" shall be deemed to be references to the 6th Floor Lease, as amended by the Amendment, and notwithstanding anything to the contrary contained in the 6th Floor Guaranty, Guarantor's obligations under the 6th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 6th Floor Guaranty) to all payment and performance obligations of Tenant under the 6th Floor Lease, as amended by the Amendment, through December 31, 2003, (ii) all references in the 12th Floor Guaranty to the "the Lease" shall be deemed to be references to the 12th Floor Lease, as amended by the Amendment, and, notwithstanding anything to the contrary contained in the 12th Floor Guaranty, Guarantor's obligations under the 12th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 12th Floor Guaranty) to all payment and performance obligations of Tenant under the 12th Floor Lease, as amended by the Amendment, through December 31, 2003 and (iii) all references in the 13th Floor Guaranty to "the Lease" shall be deemed to be references to the 13th Floor Lease, as amended by the Amendment, and, notwithstanding anything to the contrary contained in the 13th Floor Guaranty, Guarantor's obligations under the 13th Floor Guaranty shall extend (subject to the limitation contained in the last sentence of the first paragraph of the 13th Floor Guaranty) to all payment and performance obligations of Tenant under the 13th Floor Lease, as amended by the Amendment, through December 31, 2003.

            As modified hereby, the 6th Floor Guaranty, the 12th Floor Guaranty and the 13th Floor Guaranty are each hereby ratified and confirmed and remain in full force and effect.

                                      Very truly yours,

                                      JOAN AND DAVID HELPERN INCORPORATED


                                      By:  /s/ Ronald Cafarella
                                         ---------------------------------------
                                         Name:        RONALD CAFARELLA
                                               ---------------------------------
                                         Title:             VP.
                                               ---------------------------------

                                      INDEX

                          LEASE dated as of May 1, 1986
               Between SOLOW MANAGEMENT CORP., AS AGENT, Landlord

                                       and


                       NORTH PEARL ST. SHOES, INC., Tenant
--------------------------------------------------------------------------------

Printed Provisions
------------------

Article                                                                    Page
-------                                                                    ----
               Granting Clause                                              1
    1          Rent                                                         1
    2          Use                                                          1
    3          Alterations                                                  1
    4          Repairs                                                      1
    5          Window Cleaning                                              1
    6          Requirements of Law, Fire Insurance,
                  Floor Loads                                               1
    7          Subordination                                                2
    8          Property-Loss, Damage, Reimbursement,
                  Indemnity                                                 2
    9          Destruction, Fire and Other Casualty                         2
   10          Eminent Domain                                               2
   11          Assignment, Mortgage, Etc.                                   2
   12          Electric Current                                             2
   13          Access to Premises                                           2
   14          Vault, Vault Space, Area                                     3
   15          Occupancy                                                    3
   16          Bankruptcy                                                   3
   17          Default                                                      3
   18          Remedies of Landlord and Waiver of
                   Redemption                                               3
   19          Fees and Expenses                                            3
   20          No Representations by Landlord                               4
   21          End of Term                                                  4
   22          Quiet Enjoyment                                              4
   23          Failure to Give Possession                                   4
   24          No Waiver                                                    4
   25          Waiver of Trial by Jury                                      4
   26          Inability to Perform                                         4
   27          Bills and Notices                                            4
   28          Services Provided by Landlord-Water,
                   Elevators, Heat, Cleaning, Air Conditioning              4
   29          Captions                                                     4
   30          Definitions                                                  4
   31          Adjacent Excavation-Shoring                                  5
   32          Rules and Regulations                                        5
   33A         Security                                                     5
   33B         Successors and Assigns                                       5

                                                                          0-8/81

                          STANDARD FORM OF OFFICE LEASE

                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 1st day of May 1986, between SHELDON H. SOLOW, INC., d/b/a SOLOW BUILDING COMPANY, having an office at 9 West 57th Street, New York, New York 10019, party of the first part, hereinafter referred to as LANDLORD, and NORTH PEARL ST. SHOES, INC., a New York corporation, having an office at 4 West 58th Street, New York, New York 10019 party of the second part, hereinafter referred to as TENANT.

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire tenant occupancy area on the 12th floor shown on the floor plan annexed hereto as Exhibit A (hereinafter sometimes called "the premises" or "the demised premises", whether or not capitalized) in the building known as 4 West 58th Street (hereinafter sometimes called "the building", whether or not capitalized) in the Borough or Manhattan, City of New York, for a term of nine
(9) years and three months (or until such term shall sooner cease and expire as hereinafter provided) to commence on May 1, 1986 and to end at noon on July 31, 1995 both dates inclusive, at annual rental rates of $149,812.50 from May 1, 1986 through and including July 31, 1990 and thereafter at an annual rate of $158,625.00, or to such agent and at such place, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever.

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy:

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for executive, general and administrative offices and for no other purpose.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant and Tenant's expense, may make alterations, installments, additions or improvements which are non-structural and which do not adversely affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation reasonably, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien or U.C.C. financing statement is filed against the demised premises or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days after notice, at Tenant's expense, by filing the bond required by law or otherwise.

Repairs:

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in


Article 9 hereof.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commis-

     (Not legible) boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violations, order or (not legible) upon Landlord or Tenant with respect to the demised premises (not legible) among out of Tenant's use or manner of use thereof, or with respect to the building if (not legible) out of Tenant's use or (not legible) of the premises or the building (including the use permitted under the leases). Nothing herein shall require Tenant to make structural repairs or alterations outside of the Demised Premises (not legible) Tenant has by its manner of use of the demised premises or method of operations therein, (not legible) any such laws, ordinances, orders (not legible) regulations or requirements with respect thereto. Tenant may, after (not legible) Landlord to Landlord reasonable (not legible) all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees (not legible) by cash deposit or by surety bond in an amount and (not legible) a company reasonably satisfactory to Landlord (not legible) and appeal any such laws, ordinances, orders, rules, regulations or requirements provided (not legible) is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitutes a default under any lease or mortgage under which Landlord may obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit for Landlord with respect to the demised premises or the building of which the demise premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department Board of Fire Underwriters. Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that which would otherwise be in effect. Tenant shall pay all costs, expenses, fines, penalties, or damage, which may imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall at the beginning of this lease or as any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are partied a schedule or make up of rate for the building or demise premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate applicable to said premises. Tenant shall not place a load per square foot area which it was designated to carry and which is allowed by law Landlord reserves the right to reasonably prescribe the weight and position of all sales, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense in settings sufficient, in Landlord's reasonable judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of any mortgages affecting any lease or the real property of which the demised premises are a part in confirmation of such subordination. Tenant shall execute promptly any certificate that Landlord may request.

Property - Loss,
Damage, Reimbursement,
Indemnity: 8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, or for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts. Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter or fixtures into or out of the building without Landlord's prior written consent which consent shall not be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant. Tenant's agents, contractor, employee, invitees or licenses, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

(Not legible),
Fire and Other
Casualty: 9 (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereafter set forth. (b) If the demised premises are partially demised or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises, which is usable. (c) If the demised premises are totally or substantially damaged or rendered wholly unusable by fire or other casualty then the rent shall be proportionately paid us to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. Whether or not the demised premises are damaged in whole or in (not legible) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate the lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments or rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond the Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (d) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claming through or under each of them by way or subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also provided that such policy can be obtained without additional premiums unless the party to be released pays such additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent

Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease, and the rent shall be prorated to such date.

Assignment,
Mortgage,
Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by (not legible) (not legible) prior written consent of Landlord in each instance if this lease be assigned or if the demised premises or any part thereof by underlet or occupied by anybody other than Tenant. Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, underletting occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current. 12.  See Article 35.

Access to
Premises: 13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and upon notice, at other reasonable times to examine the same and in make such repairs, replacements and improvements as Landlord may reasonably decree necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and (not legible) therein. Landlord may during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part which permits use of the Demised Premises for the purposes stated in Article 2. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record. See Article 34C(6) for substitution.

Bankruptcy: 16. (a) Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

      (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises are abandoned or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees, or if any exception or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within sixty (60) days after the commencement of the term of this lease; then, in any one or more of such events upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three
(3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

      (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach of threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses 19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately without notice in the case of emergency, and at other times on reasonable prior notice, perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five (5) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and damage by fire or other insurable casualty excepted, and Tenant shall remove all its property, Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under-tenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by

Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof, of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any other cause beyond Landlord's reasonable control.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Services Provided by Landlord Water, Elevators, Heat, Cleaning, Air
Conditioning: 28. As long as this lease is in full force and effect, Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m., and have one elevator subject to call at all other times. (b) heat to the demised premises when and as required by law on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory and drinking purposes, but if Tenant uses or consumes water for any other purposes in unusual quantities (of which fact Landlord shall be the sole judge). Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment. Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other (not legible) and charges which are now or hereafter (illegible), imposed or may become a lien on the demised premises or the reality of which they are a part; (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. (e) Air conditioning cooling will be furnished from May 18th through September 30th on business days (Mondays through Fridays holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning cooling is being furnished as aforesaid. If Tenant requires air conditioning cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A,

Landlord will furnish the same at Tenant's expense. (illegible) Landlord shall have no responsibility or liability for failure to supply the services agreed to herein for any of the reasons specified in the next sentence. Landlord reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually operated elevator service, Landlord at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

Captions: 29. The Captions are inserted only as a mater of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said leases of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall sions exclude Saturdays, Sundays and all days observed by the State or Federal Government or by Local 323-32J, Building Service Employees Union, AFL-CIO, or any successor thereto as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation--Shoring:

31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations:

32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations set forth in Exhibit B and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision by informal arbitration pursuant to Article 43. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Successors and Assigns:

33B. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

SEE ATTACHED RIDER CONTAINING ARTICLES 34 THROUGH 50.

      In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:                                                    [CORP.
                                        SOLOW MANAGEMENT CORP., AS AGENT  SEAL]

 [ILLEGIBLE] E. OSBORNE                 Daniel A. [ILLEGIBLE], Vice President
   [L.S.]

Witness for Tenant:                     NORTH PEARL ST. SHOES, INC.
                                        [L.S.]

Rosemary [ILLEGIBLE]                    By: [ILLEGIBLE]
                                                                         [CORP.
                                                                          SEAL]
                                        Title:  VP

                    Print Name of signator: RONALD [ILLEGIBLE]

                    Federal Identification

                    No. or Social Security No.: 04-2433197


      The submission of this lease to Tenant for examination or for signature shall not be deemed to create or evidence a reservation or option any other right in Tenant with respect to the Demised Premises or any other space in the Building and it is expressly understood that this lease shall not be effective and neither party shall be bound thereunder unless it is executed by both parties.

Rider                                                        Page
-----                                                        ----

  34        Application of this Rider                          1
            A -- Rider Provisions Paramount                    1
            B -- Additional Definitions                        1
            C -- Some Qualifications of Certain
                   Preceding Printed Articles                  3
  35        Electricity                                       10
  36        Notice to Superior Lessors and
               Mortgagees                                     15
  37        Estoppel Certificate                              17
  38        Indemnification and Liability
               of Landlord                                    17
  39        Escalation for Increases in Real
               Estate Taxes                                   18
  40        Escalation for Wage Rate Increases                20
  41        Restrictions on Signs                             22
  42        Consents                                          22
  43        Informal Arbitration                              23
  44        Assignment and Subletting                         24
  45        Brokerage                                         31
  46        Rent Control                                      32
  47        Condition of Demised Premises                     32
  48        Insurance                                         34
  49        Termination for Demolition                        35
  50        Miscellaneous Additional Provisions               35

Exhibits
--------

   A        Floor Plan
   B        Rules and Regulations
   C        Cleaning Schedule

RIDER attached to and forming part of LEASE dated as of
May 1, 1986 between SOLOW MANAGEMENT CORP., AS AGENT,
Landlord, and NORTH PEARL ST. SHOES, INC., Tenant,
PREMISES: 4 West 58th Street
          Entire Tenant Occupancy Area of 12th Floor
--------------------------------------------------------------------------------

34.   Application of this Rider

      A. Rider Provisions Paramount. If and to the extent that any of the
         --------------------------
provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this lease, or of the Rules and Regulations attached to this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

      B. Additional Definitions. For the purposes of this lease and all
         ----------------------
agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

            (1) The term "fixed rent" shall mean rent at the annual rental rate or rates reserved in the granting clause appearing at the beginning of this lease, as such rate or rates may be changed from time to time pursuant to the terms of this lease or any agreement modifying or otherwise supplementing this lease. The fixed rent reserved in the granting clause consists of

                  (a) "base rent" at the annual rate per square foot of rentable area of the Demised Premises

                        (i) of $40.00 from and including May 1, 1986 to and
                  including July 31, 1990; and

                         (ii) of $42.50 thereafter; and

                  (b) "electricity rent" at the annual rate of $2.50 per square foot of rentable area of the Demised Premises, which is subject to change from time to time during the term of this lease as provided in Article 35.


The rentable area of the Demised Premises is agreed to be 3,525 square feet for all purposes of this lease.

            (2) The term "additional rent" shall mean all sums of money, other than fixed rent, as shall become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies theretor as for a default in payment of fixed rent.

            (3) The terms "rent" and "rents" shall mean and include fixed rent and/or additional rent hereunder.

            (4) The terms "Commencement Date" and "Expiration Date" shall mean the dates fixed in this lease, or to be determined pursuant to the provisions of this lease, as the beginning and the end of the term for which the Demised Premises are hereby leased.

            (5) Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be. Tenant's obligations hereunder shall be construed in every instance as conditions as well as covenants.

            (6) The term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this lease, and also, if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant.

            (7) If Landlord named herein, or any assignee of the interest of Landlord herein, shall be named as agent, the term "Landlord" as used herein shall be deemed to include the principal(s) of such agent, whether disclosed or undisclosed.

            (8) Any transfer by operation of law or otherwise, of Tenant's interest in this lease or of any subtenant's interest in a sublease hereunder, or, unless Tenant or the subtenant is an entity the securities of which are registered under appropriate statutory authority and listed and traded on a national exchange, of a 50% or greater interest in Tenant, or in a subtenant hereunder, (whether stock, partnership interest or otherwise) in a single transaction or a related series of transactions, shall be deemed an assignment of this lease within the meaning of Article 11 or an assignment of the sublease within the meaning of Article 44E(1), as the case may be.

            (9) The term "in full force and effect" whenever used in reference to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this lease), as would entitle Landlord in either such instance to terminate this lease or to dispossess Tenant.

            (10) All references in this lease to numbered Articles and lettered Exhibits are references to Articles of this lease and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

            (11) The words "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to". The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this lease as a whole and not to any particular Article or subdivision thereof unless expressly so stated. The rule of ejusdem generis
                                                            ---------------
shall not be applicable to limit a general statement following or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Words and phrases used in the singular shall be deemed to include the plural and vice versa and nouns and pronouns used in any particular gender shall be deemed to include any other gender, as the sense of the context may permit.

      C. Some Qualifications of Certain Preceding Printed Articles.
         ---------------------------------------------------------

            (1) Notwithstanding Tenant's agreement to pay the fixed rent in lawful money which shall be legal tender, Landlord shall accept, subject to collection, and Tenant shall pay all fixed rent and additional rent falling due under this lease by currently dated, unendorsed check of Tenant, payable to Landlord or its designated agent and drawn on a bank or trust company which is a member of the New York or Boston Clearing House. If Tenant shall default in timely payment of any rent, and whether or not such default shall be cured, Landlord, may by notice given to Tenant at any time thereafter, require Tenant to make all further rent payments by currently dated, unendorsed certified or official bank check payable to Landlord on a bank or trust company that is a member of the New York or Boston Clearing House.

            (2) The use of the Demised Premises for the purposes specified in
Article 2 shall not in any event be deemed to include, and Tenant shall not use, or permit the use of the Demised Premises or any part thereof for:

                  (a) the conduct of a stock brokerage office or business;

                  (b) the conduct of a public auction of any kind or of any
            gaming or gambling activities, or of any political or club activities, whether private or public;

                  (c) the conduct of a school of any kind (other than a training center for employees, or customers or prospective customers of Tenant) or of an employment agency;

                  (d) the conduct of a cafeteria or restaurant;

                  (e) the conduct of any business, occupation or activity which, in the reasonable judgment of Landlord, may (i) create or foster an unusual risk to the security of the Building or of its tenants or occupants, (ii) impair the reputation of the Building for the highest class of office and commercial uses, or (iii) interfere with or disturb the occupancy of other tenants in the Building; or

                  (f) the conduct of any business, not engaged in by Tenant at the date of this lease, if use of the Demised Premises for such business shall conflict with any negative convenant as to use contained in any other lease of space in the Building in effect prior to use of the Demised Premises for such business; and Landlord shall advise Tenant, upon Tenant's written request for such information, of the existence of such negative covenant. Landlord represents that as of the date of this lease there are no negative covenants in any other leases for office space in the Building.

            (3) Supplementing Article 3:

                  (a) Tenant, at its expense, shall cause any permitted alterations, decorations, installations, additions or improvements (herein called "Tenant's Changes") in or about the Demised Premises referred to in
      Article 3, to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building, or interfere with or disturb the occupancy of other tenants in the Building, and so as to maintain harmonious labor relations in the Building. Tenant, at its expense and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction.

                  (b) Landlord shall not unreasonably withhold any consent or approval required under Article 3, except approval of contractors and mechanics, as to which Landlord's judgment shall be final. Tenant may submit a list of Tenant's contractors and mechanics to Landlord for its approval. If Landlord does not approve one or more of the contractors and mechanics on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit to Landlord a list of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord may require submission to it of plans and specifications for any proposed Tenant's Change and in granting its consent to any Tenant's Change may impose such conditions (in addition to those expressly provided in this lease) as to guaranty of completion and payment and of restoration and otherwise as Landlord may reasonably consider desirable. In no event shall Landlord be required to consent to any Tenant's Change which could physically affect any part of the Building outside of the Demised Premises or might adversely affect the proper functioning of any in the mechanical, electrical, sanitary or other service systems of the Building. Landlord may require Tenant to pay to Landlord a reasonable fee for expenses actually incurred by Landlord, not to exceed $1,500.00 for review of Tenant's plans and specifications for such Tenant's Change and supervision of compliance with the requirements of this lease in the performance of such Tenant's Change.

                  (c) Notwithstanding the provisions of Article 3, Tenant shall not be required to restore the Demised Premises to their condition prior to the making of any Tenant's Change except if and to the extent that such restoration is made an express condition of Landlord's consent to such Tenant's Change. Landlord will not require such restoration with respect to any Tenant's Change which is not inconsistent with the use of the Demised Premises for general office purposes and is not likely to cause Landlord any additional expense in preparing the Demised Premises for occupancy by a subsequent tenant for office purposes. All counters, screens, grilles, railings, suspended lighting fixtures, paneling, business machines and equipment which are installed in the Demised Premises by or for the account of Tenant, and can be removed without permanent structural damage to or defacement of the Building, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Demised Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the term of this lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building resulting from such removal. Any items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after Tenant surrenders the Demised Premises, at the option of Landlord, may be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit.

            (4) Supplementing Article 4 and subject to Article 6, Landlord shall make all structural repairs required in or about the Demised Premises, unless such structural repairs are required because of any Tenant's Change or because of Tenant's negligence or unlawful misconduct.

            (5) Landlord represents that the use of the Demised Premises set forth in Article 2 complies with the existing Certificate of Occupancy issued for the Building.

            (6) Supplementing Article 16, insert at the beginning thereof in place of the first sentence thereof, the following:

                  "(a) If at or before the date fixed as the Commencement Date of the term of this lease or if at any time during the term hereby demised:

                        (i) Tenant shall file a petition commencing a voluntary
            case under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law or, if Tenant is then a banking organization, shall file an application for voluntary liquidation or dissolution applicable to banking organizations; or

                        (ii) an involuntary case against Tenant as debtor is
            commenced by a petition under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization pursuant to any state bankruptcy law or any similar state law shall be filed in any court and shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or if Tenant shall consent or acquiesce in the filing thereof; or

                        (iii) a custodian, receiver, United States Trustee,
            trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Demised Premises shall be appointed in any proceedings brought by Tenant; or if any such custodian, receiver, United States Trustee, trustee or liquidator shall be appointed in any proceedings brought against Tenant and shall not be discharged within sixty (60) days after such appointment, or if Tenant shall consent to or acquiesce in such appointment; or

                        (iv) if Tenant shall generally not pay Tenant's debts as
            such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                        (v) if Tenant is then a banking organization, if the
            Superintendent of Banks of the State of New York or any other public officer having like authority and power over Tenant as a banking organization shall take possession of the business and property of Tenant at the Demised Premises;

      then, Landlord may, at its option, cancel and terminate this lease by giving Tenant written notice to such effect within a reasonable time after receipt of notice of the happening of any one or more of such events."

      rent or additional rent reserved herein, Tenant shall have a grace period of ten (10) days after written notice of the existence of such default from Landlord within which to cure such default and if such payment is not made before the expiration of such ten (10) day grace period, Landlord may serve a three (3) day notice of cancellation of this lease as and with the effects provided in Article 17(1).

                  (b) In case of any other default referred to in Article 17(1), the grace period shall be twenty (20) days (instead of five (5) days) after written notice of the existence of such default from Landlord within which to cure such default, except where failure to cure within a shorter period may subject Landlord to criminal action or penalty, or where such default can be cured by payment of money, in either of which cases the provisions of Article 17(1), as written, shall govern and except, further, that where any other such default can be completely cured or remedied in the exercise of due diligence but not within such grace period of twenty
      (20) days, such grace period shall be deemed extended to such period as may be reasonably necessary to do the work or take such other steps as shall be required to correct such default, provided Tenant shall have diligently commenced during such default promptly after receipt of notice thereof and shall thereafter proceed diligently to remedy the same completely.

                  (c) Nothing in subparagraph (a) of this paragraph shall be deemed to require Landlord to give the notices provided for therein prior to the commencement of a summary proceeding for nonpayment of rent or a~ plenary action for the recovery of rent on account of any default in the payment of rent, it being acknowledged and agreed by both parties that the sole purpose for such notices is to create a conditional limitation hereunder, and in the event such notices are given by Landlord, and Tenant shall not have cured its default within the time permitted to Tenant to cure such default, if any, Tenant shall become a holdover tenant and this lease shall terminate forthwith at the expiration of the applicable notice period with the effects provided in Article 17(1).

            (8) Supplementing Articles 17 and 18:

                  (a) Tenant expressly recognizes that Tenant's due and punctual performance of all its obligations under this lease throughout the term thereof is of paramount importance to Landlord and, without limiting the provisions of Articles 17 and 34C(5), Tenant agrees that, if Tenant (i) shall fail to pay for ten (10) days after it becomes due an installment of fixed rent or additional rent for two (2) consecutive months or for a total of four (4) months in any period of twelve (12)
    months, or (ii) shall default in the timely performance of any other obligation of Tenant under this lease with respect to which Landlord shall have given Tenant notice of default, and such default shall occur more than three (3) times in any period of six (6) months, then notwithstanding that such failure or other default shall have been cured within the applicable grace period provided in said Articles, any further similar default shall be deemed to be deliberate and Landlord within a ninety (90) day period thereafter may, without further notice of default, serve a three (3) day notice of cancellation of this lease as and with the effects provided in subparagraph (1) of Article 17.

                  (b) Instead of the liquidated damages determined pursuant to
      Article 18(c), Landlord may, at its election, recover from Tenant as liquidated damages an amount determined pursuant to Article 16(b).

            (9) Supplementing Article 28:

                  (a) The proper performance of the Building heating, ventilating and air-conditioning (HVAC) system serving the Demised Premises is based upon a maximum population density of one person per 100 square feet of usable area, a maximum electric heat gain of 4 watts per square foot of usable area and a supply of 0.133 CFM of fresh air per square foot of usable area. Landlord shall not be responsible for the proper performance of such HVAC system if the Demised Premises (or any room or area thereof) shall be subjected to a greater population density or a greater heat gain than above specified, if the partitioning in the Demised Premises shall be rearranged in such manner as to interfere with the normal operations of the HVAC system in the Demised Premises, or if the windows and the public corridor entrance doors of the Demised Premises shall not be kept closed, or if the blinds shall not be lowered in windows of the Demised Premises when exposed to the sun. Landlord shall have free and unrestricted access to all Building HVAC equipment located in or accessible through the Demised Premises. "Usable area" shall mean the area of the Demised Premises measured within its demising walls.

                  (b) If Tenant shall require HVAC service at any time other than between 8:00 A.M. and 6:00 P.M. on a business day, Landlord shall furnish such service (herein called "after hours air-conditioning service") upon reasonable advance notice from Tenant and Tenant shall pay Landlord's then established charges therefor on Landlord's demand. Such charges shall not exceed 125% of Landlord's actual cost of labor, utilities and supplies used in providing such after hours air-conditioning service. If any of the other tenants of the Building shall receive after hours air-conditioning service, through the same Building HVAC facilities as shall serve the Demised Premises, pursuant to Landlord's obligation to provide the same to them (whether for a similar charge or without separate charge) at the same time as Tenant, only a portion of such actual costs as shall be incurred for such common service, in the ratio of the rentable area of the Demised Premises to the aggregate rentable area of the Demised Premises and the premises of such other tenants so served, shall be included in the costs upon which the charge to Tenant is based. Otherwise, no adjustment in the charge to Tenant shall be made for other tenants' use of their premises when after hours air-conditioning service is being provided to the Demised Premises at Tenant's request. Requests for after hours service submitted in writing to the Building Superintendent, by a person designated by Tenant as authorized to make such requests, before 2:00 P.M. on a non-holiday weekday for such weekday and before 2:00 P.M. on the day preceding a holiday or weekend for after hours air-conditioning service on such holiday or weekend, shall be deemed reasonable advance notice for after hours air-conditioning service. However, in case of emergency, after hours air-conditioning service may be obtained by calling the Building Superintendent in time to enable him to provide the service requested and promptly following such call with a written confirmation of the request.

     (c) In keeping the Demised Premises clean, Landlord shall provide cleaning services (including window cleaning) equal in scope, character and standards to cleaning services then generally provided by landlords to office tenants of comparable office buildings in the Borough of Manhattan, City of New York. Such cleaning services in accordance with such standards currently in effect are described in Exhibit C.

     (d) Landlord may, at its option, maintain in the Building either manually operated elevators or operatorless automatically controlled elevators or part one and part the other. Landlord shall have the right from time to time during the term of this lease to change in whole or in part from one to the other without notice to Tenant and without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor, provided that such changes shall be made with reasonable speed and diligence and with minimum inconvenience to Tenant.

     (e) Tenant shall have twenty-four hour access to the Building of which the Demised Premises form a part. Tenant understands, however, that at times other than on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., Tenant shall have to procure keys to the Building from such place as may be designated by Landlord.

     (10) If Tenant shall fail to pay any installment of fixed rent or any amount of additional rent for more than ten (10) days after it shall have become due and payable, then, whether or not a notice of such default has been given pursuant to the provisions of Article 34C(5)(a), Tenant shall pay Landlord a late charge of six (6) cents for each dollar of the amount of such fixed rent or additional rent as shall not have been paid to Landlord within ten (10) days after becoming due and payable. Such late charge shall be without prejudice to any of Landlord's rights and remedies hereunder or at law for non-payment or late payment of rent, including interest, and shall be in addition thereto.

35.   Electricity
      -----------

      A. Landlord shall furnish the electric energy that Tenant reasonably shall require in the Demised Premises on a "rent inclusion" basis. That is, there shall be no separate charge to Tenant for such electric energy by way of measuring the same on a meter but the value of such electric energy shall be included in the fixed rent reserved hereunder. The fixed rent set forth in the granting clause of this lease and determined in accordance with Article 34B(1) hereof includes, as electricity rent, $8,812.50 (or $2.50 per square foot of rentable area of the Demised Premises) for the value of electricity to be furnished to the Demised Premises. Said amount shall be subject to possible redetermination as provided in Part B below.

      B. With reasonable promptness after the Commencement Date, Landlord may cause an inspection, survey and evaluation to be made of Tenant's electrical equipment and installations in the Demised Premises and Tenant's special use equipment which may not be located in the Demised Premises such as, but not limited to, Tenant's supplementary or independent air conditioning equipment, exhaust fans, or pumps (which, for the purposes of this Article, shall be deemed to be included in the Demised Premises) and Tenant's use thereof, including use after normal business hours (which shall be deemed to include electricity consumed during the cleaning of the Demised Premises) by a reputable independent electrical engineer or consultant (hereinafter the "Engineer") selected by Landlord and to be paid equally by Landlord and Tenant. Notwithstanding the generality of the preceding sentence, such survey, report and evaluation shall not include, and the electricity furnished to the Demised Premises pursuant to this Article shall be deemed to exclude, the electricity used to operate the Building standard (as distinguished from Tenant's additional, supplemental or independent) HVAC facilities and equipment in or serving the Demised Premises. The Engineer's report of his inspection, survey and evaluation (the "Engineer's Report") shall contain estimates of Tenant's average monthly demand and average monthly consumption and a determination of the value, on an annual basis, of the electricity so estimated to be furnished to the Demised Premises. Such value shall be calculated by applying to the electrical demand and consumption estimated in the Engineer's Report for the Demised Premises, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes and other amounts customarily charged to customers by the public utility. The amount of the value so determined by the Engineer shall be substituted for and incorporated in the electricity rent reserved hereunder with respect to the Demised Premises in place of the amount provided for in Part A above, effective as of the Commencement Date, and the parties shall execute a supplementary agreement to reflect the resulting amendment of this lease. Any resulting overpayment or underpayment for the period between the Commencement Date and the date of determination shall be refunded by Landlord or paid by Tenant, as the case may be, on demand.

      C. If at any time or times after the initial determination of the value of the electricity so estimated to be furnished to the Demised Premises described in Part B above, Tenant shall wish to connect any additional fixtures, appliances or equipment in the Demised Premises (other than ordinary lamps, typewriters and other similar small office machines) to the Building electric distribution system or otherwise to substantially increase its use of electricity in the Demised Premises over that contemplated by the initial installation of lighting fixtures and power receptacles or over that then prevailing, Tenant shall first request Landlord's consent therefor, and shall not proceed without such consent. However, as a condition to such consent Landlord may require Tenant to agree to an increase in the electricity rent (and thus in the fixed rent) by an amount which will reflect the value of such additional electricity to be furnished by Landlord. If the parties cannot agree on the amount of such rent increase within ten (10) days after Landlord shall have granted such consent, such amount shall be determined, as the value of such additional electricity service on an annual basis, by applying to the additional electrical demand and consumption estimated by the Engineer, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building. The dollar amount so determined shall be added to and incorporated in the electricity rent reserved hereunder effective from the date such additional electricity service is used or made available, and shall be reflected in a supplementary agreement amending this lease. All additional risers or other electrical conductors or equipment required to provide any increase in electricity service to the Demised Premises shall be provided by Landlord and the cost thereof shall be paid by Tenant on Landlord's demand.

      D. If at any time or times after the date of this lease the rates at which Landlord purchases electricity from the public utility serving the Building shall be increased or decreased (including without limitation, by reason of fuel or other adjustments) or any charge or tax shall be imposed upon Landlord in connection therewith or shall be increased or decreased (all of which are hereinafter called a "rate change"), the electricity rent hereunder shall be increased or decreased, as the case may be, effective as of the date of the rate change, upon the demand of either party, in an annual amount which shall reflect an increase or decrease in the annual amount of electricity rent an the same percentage as the resulting percentage increase or decrease in Landlord's annual cost of electricity for the entire Building. Such percentage increase or decrease in Landlord's cost shall be calculated and reflected in the electricity rent in the following manner: First, the average monthly number of kilowatts of demand and the average monthly number of kilowatt hours of consumption (or at the option of Landlord only the average monthly number of kilowatt hours of consumption) shall be determined for the electricity used in the entire Building over the twelve
(12) monthly periods immediately preceding the rate change. Second, the cost thereof to Landlord shall be calculated at the rates in effect immediately prior to the rate change and at the rates in effect immediately after the rate change. Third, the percentage by which such cost after the rate change is greater or less than such cost before the rate change shall be determined. Fourth, the amount of electricity rent shall be increased or decreased by the same percentage, as the case may be. At the request of either party, the resulting increase or decrease in the electricity rent and the resulting new fixed rent shall be recorded in a memorandum signed by the parties and, from time to time, as appropriate, may be incorporated in a supplementary agreement modifying this lease to reflect the then current electricity rent included in the fixed rent.

      E. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Demised Premises on not less than thirty (30) days' notice to Tenant, or upon such shorter notice as may be required by the public utility serving the Building. In no event shall Landlord discontinue furnishing electricity to Tenant until Tenant shall have obtained from the public utility serving the Building an alternate source of electricity which Tenant agrees to obtain with due diligence. If Landlord exercises such right to discontinue or is compelled to discontinue furnishing electricity to Tenant, this lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and the fixed rent payable under this lease shall be reduced by the amount of the electricity rent then included therein. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain the electricity it requires in the Demised Premises directly from the public utility serving the Building and shall pay said public utility company therefor. Such electricity may be furnished by such public utility company to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity of substantially the same quantity, quality and character, directly from such public utility shall be installed by Landlord at Landlord's expense, if Landlord shall have discontinued furnishing electricity to Tenant voluntarily or shall have been compelled to do so by reason of any act or omission of Landlord in violation of any law or any rule or regulation of the public utility; or at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to Tenant by reason of any act or omission of Tenant in violation of any law or any rule or regulation of the public utility; or at the expense of Landlord and Tenant, to be shared so that Tenant shall pay that proportion thereof which is in the ratio of the number of days remaining in the terms of this lease after such discontinuance to the total number of days in the entire term of this lease, if such discontinuance shall have been by compulsion of law or any rule or regulation of the public utility and not by reason of any act or omission of Landlord or Tenant in violation of any law or any rule or regulation of the public utility.

      F. If and when Landlord shall be required or permitted to do so, by order or other action of the Public Service Commission or other public authority having jurisdiction, or by law, Landlord may (but, unless so required, shall not be obligated to) discontinue furnishing electricity to Tenant in the Demised Premises on a rent inclusion basis and may furnish such electricity on a sub-metering or other measured basis, on such terms, rates, charges, or methods or rules of billing as may be approved or permitted by the public authority having jurisdiction. If such public authority shall not establish a specific rate schedule or a maximum charge for such metered or otherwise measured electricity, Tenant shall not be required to pay Landlord more than 115% of the amount calculated by applying to Tenant's measured electrical demand and consumption the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes owed or other amounts automatically charged to customers by the public authority servicing the Building. All meters and other additional conductors and equipment and all other changes in the Building electrical system required for such change in Landlord's method of furnishing electricity shall be furnished, installed and performed by Landlord, at its expense. Effective as of the date Tenant receives electricity in the Demised Premises on such a metered or other measured basis, the fixed rent payable under this lease shall be reduced by the amount of the electricity rent and Tenant shall thereafter pay Landlord's permitted charges for such metered or otherwise measured electric service, as additional rent, when billed therefor by Landlord monthly or at such less frequent intervals as Landlord may determine. If more than one meter shall be used to measure the electric service to the Demised Premises, or so much thereof as shall be occupied by Tenant, the electric service rendered to Tenant shall be computed cumulatively for all such meters (i.e., as if a single meter had been used) unless Tenant, in purchasing such electricity directly from the utility, would have been required to use more than one meter therefor pursuant to law or the requirements of public authority. In the event that any direct tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, if and to the extent permitted by lay or requirements of public authorities, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and be paid by Tenant.

      G. Landlord shall not be liable to Tenant in any way for any failure or defect in the supply or character of electricity furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any reason not attributable to Landlord. Tenant's use of electricity in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall furnish and install, at its expense, all original and replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises.

      H. If Tenant shall wish to dispute any determination of the value of electricity service to the Demised Premises made by the Engineer pursuant to this Article, it shall notify Landlord to such effect within twenty (20) days after receipt of written notice of such determination. Unless and until such dispute is determined in Tenant's favor, Tenant shall pay electricity rent and the resulting new fixed rent as computed in accordance with the Engineer's determination. The dispute shall be determined in the following manner. Tenant shall retain an independent electrical consultant ("Tenant's Consultant") to review the Engineer's Report and if, deemed advisable by Tenant, to make an independent inspection, survey and evaluation and report based upon the same criteria mandated to the Engineer by Part B of this Article 35. Tenant's Consultant's comments on the Engineer's Report and/or Tenant's Consultant's report of his inspection, survey and evaluation, shall be delivered to the Engineer and Landlord not later than thirty (30) days after Tenant shall have given Landlord the notice of dispute. If the Engineer and Tenant's Consultant are unable to agree upon the determination of the value of the electricity furnished to the Demised Premises within twenty (20) days after the delivery of such comments or report, the Engineer and Tenant's Consultant shall appoint a disinterested third electrical consultant, who shall, within twenty (20) days after such appointment resolve whatever differences may remain between the Engineer and Tenant's Consultant and on the basis of such resolution determine the value of the electricity furnished to the Demised Premises. If the Engineer and Tenant's Consultant are unable to agree upon a disinterested third electrical consultant within the twenty (20) day period above specified for agreement between the Engineer and Tenant's Consultant, and if the parties are unable to agree upon such a third electrical consultant within ten (10) days thereafter, either party, upon written notice to the other, may apply for the appointment of such a third electrical consultant by informal arbitration in accordance with Article 43. The fees and expenses of the Engineer incurred after receipt of Tenant's Consultant's comments or report shall be borne entirely by Landlord. The fees and expenses of Tenant's Consultant shall be born entirely by Landlord. The fees and expenses of the disinterested third electrical consultant shall be shared equally by Landlord and Tenant. If and to the extent that the value of the electricity furnished to the Demised Premises shall be determined to be less than the value originally determined by the Engineer, the amount of the resulting overpayment of electricity rent and the resulting new fixed rent shall be refunded by Landlord to Tenant or, at Landlord's option, credited against the installment(s) of rent next falling due hereunder.

36.   Notice to Superior Lessors and Mortgagees
      -----------------------------------------

      A. The ground and underlying leases and mortgages referred to in Article 7, to which this lease is subject and subordinate, are hereinafter sometimes called "superior leases" and "superior mortgages", respectively, and the lessor of a superior lease or its successor in interest at the time referred to is hereinafter sometimes called the "lessor" of such superior lease. No prepayment of more than one month's fixed rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or any of its predecessors in interest.

      B. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy and shall include such reasonable period as may be required to obtain possession where possession is required in order to remedy such act or omission), provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue to remedy such act or omission.

      C. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to Landlord's estate in the Building or the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or a deed or otherwise, then at the election of such party so succeeding to Landlord's rights (herein sometimes called "successor landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant. Tenant hereby waives any right Tenant may have under any present or future law to terminate this lease or surrender the Demised Premises by reason of the institution of any proceeding to terminate a superior lease or action to foreclose a superior mortgage and this lease shall not be affected by any such proceeding or action unless and until the lessor of the superior lease, or holder of the superior mortgage, elects in such proceeding or action to terminate this lease.

      D. If in connection with the procurement, continuation or renewal of any financing for which the Land (as hereinafter defined in Article 39A(l)J and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request any modifications of this lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not increase any of Tenant's financial obligations or decrease any of Landlord's services and do not otherwise materially increase the obligations of Tenant under this lease or materially and adversely affect any rights of Tenant under this lease.

      E. Landlord represents that at the date hereof, the only superior lease in existence is that certain ground lease dated September 15, 1953 (the "Ground Lease") between the Mutual Benefit Life Insurance Company, as Lessor, and Wolfson Management Corporation, as lessee, the lessor's interest in which is now held by Ciara Investors, Inc. and the lessee's interest in which is now held by Sheldon H. Solow. Landlord also represents that to its knowledge the only mortgages in existence are a first mortgage on the fee held by Franklin Savings Bank of New York.

      F. In the event a superior leasehold mortgage shall be made hereafter on the Ground Lease, and the Commencement Date shall have occurred and Tenant is in possession of the Demised Premises, then so long as no default on the part of Tenant exists, and no event has occurred, which has continued to exist for such period of time (after notice, if any, required by this lease) as would entitle Landlord in either instance to terminate this lease or to dispossess Tenant, Landlord shall use its best efforts (but shall not be required to incur any expense or obligation) to procure and deliver to Tenant within a reasonable time after the execution of any such superior leasehold mortgage on the Ground Lease, a non-disturbance agreement, in recordable form, from such superior mortgagee, substantially to the following effect:

            (1) Tenant shall not be joined as a party defendant (a) in any action or proceeding which may be instituted or taken by the mortgagee of the Ground Lease for the purpose of terminating the Ground Lease by reason of any default thereunder, or (b) in any foreclosure action or proceeding which may be instituted or taken by the holder of such leasehold mortgage on the Ground Lease; and

            (2) Tenant shall not be evicted from the Demised Premises nor shall Tenant's leasehold estate under this lease be terminated or disturbed, nor shall any of Tenant's rights under this lease be affected in any way, by reason of any default under such superior mortgage on the Ground Lease.

37.   Estoppel Certificate
      --------------------

            Each party shall, at any time and from time to time, at the request of the other party, upon not less than five (5) days' notice, if given in person, or ten (10) days' notice, if given by mail, execute and deliver to the other a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

38.   Indemnification and Liability of Landlord
      -----------------------------------------

      A. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct of business in or management (other than by Landlord) of the Demised Premises or
(y) any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Demised Premises during the term of this lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises pursuant to this lease, or
(ii) arising from any act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Landlord.

      B. Tenant shall look only to Landlord's leasehold estate in the Land and Building (or the proceeds thereof, and, if and to the extent expressly provided for in this lease, offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement, procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder or Tenant's use and occupancy of the Demised Premises.

39.   Escalation for Increases in Real Estate Taxes
      ---------------------------------------------

      A.    As used herein:

            (1) "Taxes" shall mean the real estate taxes and assessments imposed upon the land on which the Building is erected (the "Land") and the Building. Penalties and interest on Taxes, and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from the term Taxes for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, capital, rents, income, profits or other tax or charge shall be substituted for the Taxes now or hereafter imposed upon said Land and the Building, such franchise, capital stock, capital, rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than said Land and the Building, shall be deemed included in the term Taxes for the purposes hereof.

            (2) "Tax Year" shall mean a fiscal or calendar year for which Taxes shall be imposed and falling partly or wholly within the term of this lease.

            (3) "Base Tax" shall mean the Taxes for the tax year July, 1, 1985 through June 30, 1986.

            (4) "Tenant's Proportionate Share" shall mean a fraction of which the numerator is the rentable area of the Demised Premises and the denominator is the total rentable area of the Building above grade. For the purposes of this lease the rentable areas of the Demised Premises and of the Building above grade shall be deemed to be 3,525 square feet and 60,700 square feet, respectively, and Tenant's Proportionate Share may be expressed as a percentage (i.e., 5.807%).

      B. If the Taxes for any Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Commencement Date or the Expiration Date, as the case may be. Tenant's obligation to pay such additional rent and Landlord's obligation to refund pursuant to Part C below, as the case may be, shall survive the termination of this lease. If the Taxes for any Tax Year, or an installment thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Landlord's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

      C. Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the Land and the Building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgment considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Part B above, Landlord shall repay to Tenant, with reasonable promptness, Tenant's Proportionate Share of such refund and of any interest received thereon after deducting from such refund and interest the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund. If the Base Tax shall be reduced from the amount originally imposed after Landlord shall have rendered a Tax Statement (as provided in Part D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Landlord's demand, shall pay any increase in additional rent resulting from such adjustment.

      D. At any time during a Tax Year after the Taxes for such Tax Year become known Landlord may, or else with reasonable promptness after the end of such Tax Year, Landlord shall, render to Tenant a comparative statement (the "Tax Statement") showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. The Tax Payment shown on the Tax Statement may, at Landlord's option, be payable in full or in such installments (not, more frequent than monthly) as Landlord may determine. Tenant shall pay the amount of the Tax Payment shown on the Tax Statement (or the balance or a proportionate installment thereon, if only an installment is involved) concurrently with the installment of fixed rent then or next due, or if the Tax Statement shall be rendered at or after the termination of this lease within thirty (30) days after such rendition. Whenever so requested, but not more often than once a year, Landlord shall furnish Tenant with a reproduced copy of the bill (or receipted bill) for the Taxes for the current or next preceding Tax Year.

      E. The Tax Statement for a Tax Payment for any Tax Year shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after receipt of the Tax Statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the respect(s) in which the Tax Statement is claimed to be incorrect and (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute to informal arbitration pursuant to Article 43 within sixty (60) days after receipt of the Tax Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the additional rent in accordance with the Tax Statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to credit against rents then or thereafter due hereunder, the amount of Tenant's overpayment of rents resulting from compliance with the Tax Statement.

40.   Escalation for Wage Rate Increases
      ----------------------------------

      A.    As used herein:

            (1) "Wage Rate" shall mean one-half of the combined total of (a) the minimum regular wage ("base pay") and (b) all other sums, both computed on an hourly basis, required to be paid annually to or for the benefit of (i) porters and (ii) cleaning women engaged in the general maintenance and operation of the office buildings of the type and in the vicinity of the Building pursuant to a collective bargaining agreement negotiated by Realty Advisory Board on Labor Relations, Inc., or any successor thereto, with Local 32B-32J, Building Service Employees International Union, AFL-CIO, or any successor thereto. The Wage Rate shall include, but not be limited to, base pay and all sums paid for pension, welfare, dental and training fund contributions, mandatory bonuses, mandatory or customary overtime pay, social security, unemployment, disability benefits, health, life, accident, Workers' Compensation and any other type of insurance. The Wage Rate shall be computed by dividing the combined total amount so required to be paid, to or for the benefit of the employee, annually, by the number of hours (including mandatory or customary overtime) that the employee is actually or customarily required to work annually if the employee takes all of the paid time off to which he or she may be entitled. Such paid time off shall include but not be limited to vacations, holidays, sick days, birthdays, medical check-ups, relief time, jury duty, funeral leave and voting time off. If length of service shall be a factor in determining any element of Wage Rate, such as vacation, it shall be conclusively presumed that all employees have had five years service. The calculation of sums paid for Workers' Compensation shall be based upon the annual rates for cleaners published by the New York State Workers' Compensation Rating Board. Jury duty, funeral leave and voting time off shall be calculated on the basis of an average of two days per year for all together. If any such agreement is not entered into or if said Realty Advisory Board (or its successor) shall cease to bargain collectively, then the Wage Rate shall be one-half of the combined total of the base pay and other sums as aforesaid, computed on an hourly basis, annually, to or for the benefit of porters and cleaning women engaged in the maintenance and operation of the Building and payable by either Landlord or the contractor furnishing such services, but not in excess of one-half of such combined total of the base pay and other sums as aforesaid, computed on an hourly basis, payable annually to or for the benefit of porters and cleaning women engaged in the general maintenance and operation of buildings of the same type as, and in the vicinity of, the Building.

         (2) "Base Wage Rate" shall mean the Wage Rate in effect on December 31, 1986 (the "Base Wage Date").

B.       If the Wage Rate shall be changed at any time after the Base Wage
              Date and shall be greater than the Base Wage Rate at any time(s) during the term of this lease, Tenant shall pay to Landlord as additional rent an annual sum equal to 1.5 times the product obtained by multiplying (i) the number of cents (including any fraction of a cent) by which the Wage Rate exceeds the Base Wage Rate by (ii) the number of square feet of rentable area of the Demised Premises, which for the purposes hereof shall be deemed to be 3,525 square feet. Such additional rent shall be payable in equal monthly installments commencing with the first monthly installment of fixed rent falling due hereunder after the effective date of such change in the Wage Rate and continuing thereafter until a new adjustment in such additional rent shall be established and become effective in accordance with the provisions of this Article. If any such change in the Wage Rate shall be made retroactively, Tenant shall pay Landlord, or Landlord shall pay or, at Landlord's election credit to Tenant (as the case may be), the amount of the consequent adjustment of additional rent under this Part B with the next installment of fixed rent. Landlord shall give Tenant written notice of each change in the Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Part B, with reasonable promptness after Landlord learns thereof, and such notice shall contain Landlord's calculation of the annual rate of additional rent payable resulting from such change in the Wage Rate.

C.       Every notice given by Landlord pursuant to Part B above shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after the receipt of such notice Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, shall submit the dispute to informal arbitration pursuant to Article 43 within sixty (60) days after receipt of the notice. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with Landlord's notice and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to take a credit against the next installment(s) of fixed rent equal to, the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement.

41.   Restrictions on Signs
      ---------------------

            No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of the Demised Premises, or at any point inside the Demised Premises, where the same might be visible outside of the Demised Premises, except that the name of Tenant may be displayed on or next to the entrance door of the Demised Premises consistent with similar displays by other tenants in the Building, subject to the approval of Landlord as to the size, color, material, style and location of such display. The inscription of the name of Tenant on or next to the door of the Demised Premises shall be done by Landlord at the expense of Tenant.

42.   Consents
      --------

      A. Wherever in this lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, such consent or approval or exercise of judgment (hereinafter referred to collectively as "consent") shall also not be unreasonably delayed. If a party considers that the other party has unreasonably withheld or delayed a consent it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent, or in case notice of denial is not received within twenty (20) days after making its request for the consent, within ten (10) days after the expiration of such twenty (20) day period, and within ten (10) days after giving the first mentioned notice it may submit the question of whether the withholding or delaying of such consent is unreasonable to determination by informal arbitration in the manner provided in Article 43. Failure to give such first mentioned notice or to make such submission to arbitration within the period hereinabove provided therefor shall preclude any further right to dispute the reasonableness of such withholding of consent. A consent shall not be deemed to have been unreasonably withheld or delayed unless the aggrieved party complies with the foregoing procedure and it shall be so determined by arbitration as aforesaid. In the event of such determination, the requested consent shall be deemed to have been granted for all purposes of this lease; however, the party who shall have refused or failed to give such consent shall not have any liability to the other party therefor. The only remedy for an unreasonable withholding or delaying of consent by either party shall be as provided in this Article.

      B. Wherever in this lease or any Exhibit it is provided that the approval of a representative of either party (such as Landlord's engineer or architect or Tenant's designer or engineer) is required for any particular matter, such approval shall be deemed to be a consent of the party for the purposes of Part A of this Article, provided that a true copy of the notice requesting such approval is given to the party so represented before the other party may claim that such approval has been unreasonably withheld or delayed.

      C. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel, architect, engineer or other representative or agent of Landlord as to the form or substance thereof, Tenant shall pay to Landlord the reasonable fee of such expert for his opinion on Landlord's demand therefor.

43.   Informal Arbitration
      --------------------

      A. Every dispute between the parties which is specifically provided in this lease to be determined by informal arbitration shall be submitted to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc. (or to such officer of said Real Estate Board or of any similar organization then successor thereto, having like authority or duties), for determination by him or by such other impartial person or persons as he may designate, and such determination, when made and rendered to the parties in writing, shall be final and conclusive on the parties. Such submission may be made by either party on notice to the other ("Notice of Dispute") and the other party may then, within ten (10) days after receipt of the Notice of Dispute present its statement of the matter in dispute (the "Reply") to such arbitrator, upon notice to the first party. The expenses of such informal arbitration shall be borne by the parties equally.

      B. If at the time such dispute is to be submitted neither the Real Estate Board of New York, Inc. nor any such successor organization shall exist, or if at such time the appropriate officer of said Real Estate Board or of such successor organization shall be unwilling or unable to accept the submission, or if despite diligent efforts made in good faith by either party, the arbitrator is not appointed or does not commence hearing the matter within thirty (30) days after the receipt of the Reply, or if the arbitrator to whom the matter is submitted shall fail to render his decision to the parties in writing within sixty (60) days after the receipt of the Reply, then in any such event, at the instance of either party, if the event shall not be due to its fault or neglect, the matter in dispute shall be determined by arbitration in the City and County of New York in accordance with the Commercial Arbitration rules then obtaining of the American Arbitration Association (or any organization then successor thereto).

      C. Notwithstanding anything to the contrary provided elsewhere in this lease, either party may elect, in the manner hereinafter provided, to have any dispute which would otherwise be determinable by informal arbitration pursuant to Part A of this Article, determined by the Supreme Court of New York, New York County, under the New York Simplified Procedure for Court Determination of Disputes pursuant to Section 3031 of the Civil Practice Law and Rules of the State of New York. Such election may be exercised by either party (i) giving the other party a notice requesting such judicial determination of the matter in dispute, which shall include an express statement of the election making specific reference to this Part C and (ii) at the same time serving the other party with the judicial process for submission of such dispute for such determination pursuant to said Section 3031. Such notice of election and service of process must be given and made, if by the party seeking to submit the dispute to determination, when the Notice of Dispute referred to in Part A of this Article would have to be served if the dispute were to be determined by informal arbitration, or if by the other party, within ten (10) days after receipt of the first party's Notice of Dispute. In such event, each party shall be empowered to do all acts and to make all motions consistent with the New York Simplified Procedure for Court Determination of Disputes, including without limitation the motion to settle the terms of the statement specified in Section 3034 thereof. The expenses of such procedure shall be borne by the parties equally.

44.   Assignment and Subletting
      -------------------------

            Notwithstanding the provisions of Articles 11 and 34B(8), and in modification and amplification thereof:

      A. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the undertenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of any of the provisions of Article 11 or of this Article, or the acceptance of the assignee, undertenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to assignment, mortgaging, underletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or underletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

      B. Tenant may, upon prior notice to Landlord, and the receipt of Landlord's prior written consent which shall not be unreasonably withheld:

            (1) Assign this lease for the use set forth in Article 2 to a corporation or other business entity (herein sometimes called a "successor corporation") into or with which Tenant shall be merged, or consolidated, or to which substantially all of Tenant's assets may be transferred, provided that the successor corporation shall have effectively assumed substantially all of Tenant's obligations and liabilities, including all obligations under this lease, by operation of law or appropriate instruments of merger, consolidation or transfer and shall be of a character and be engaged in a business which shall be in keeping with the standards in such respects of the tenancies then existing in the Building. In case of an assignment by merger or consolidation, a true copy of the instrument of merger or consolidation containing the successor corporation's assumption of Tenant's obligations and liabilities, effectively assuming Tenant's liabilities under this lease, shall be acceptable to Landlord in lieu of the agreement mentioned in the first sentence of Part I below.

            (2) Sublet any part or parts of the Demised Premises for the use set forth in Article 2 to a corporation or other business entity (herein called a "related corporation") which shall control, be controlled by or be under common control with Tenant, provided (i) Tenant shall continue to occupy at least 25% of the rentable area of the Demised Premises, (ii) Tenant shall comply with Part G below, and (iii) such subtenant shall continue to be a related corporation of Tenant and its character and manner of use of the Demised Premises shall comply with the standard in such respects of the other tenancies in the Building, but in no event shall the Demised Premises be physically divided in the event of a sublease of less than the entire Demised Premises. Any related corporation may use and occupy a part of the Demised Premises for any of the purposes permitted by this lease, subject to compliance with Tenant's obligations under this lease, provided Tenant shall notify Landlord ten (10) days prior to the commencement of such use of (i) the name of the related corporation, (ii) the manner in which the related corporation is related to Tenant, and (iii) the period of time during which the related corporation shall use the Demised Premises; however such use shall not be deemed to vest in any such related corporation any right or interest in this lease or the Demised Premises. As used herein in defining a related corporation, control shall be deemed established by ownership of over 50% of the stock or other voting interest of the controlled corporation or other business entity.

      C. Except as provided in Part B above, if Tenant shall desire to assign this lease or to sublet the Demised Premises as a whole only for the use set forth in Article 2, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) a description identifying the space to be sublet and Tenant's improvements included therein; (iii) the basic terms and conditions, including the effective date, of the proposed assignment or subletting; (iv) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the Demised Premises; and (v) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord shall then have the following options, to be exercised by notice given to Tenant within 30 days after receipt of Tenant's request for consent and of such further information as Landlord may request pursuant to clause (v) above:

            (l) Landlord may require Tenant to vacate and surrender the Demised Premises to Landlord, effective as of the day preceding the effective date of the proposed assignment or sublease and this lease shall then terminate as if such day was the Expiration Date; or

            (2) Landlord may require Tenant to assign this lease (and any then existing subleases) to Landlord without merger of Landlord's estates and vacate the Demised Premises effective as of the day preceding the effective date of the proposed assignment or sublease and Tenant shall be released of any further obligations or liability thereafter occurring under this lease; or

            (3) Landlord may require Tenant to sublease to Landlord the Demised Premises, including Tenant's improvements therein which Tenant shall have intended to include in the proposed assignment or subletting, for the balance of the term, less one day, of this lease or for the term of the proposed subletting, as Landlord may determine, and to assign to Landlord any existing subleases of any parts of the Demised Premises for the term of the sublease to Landlord.

Landlord shall be free to, and shall have no liability to Tenant, if Landlord should lease the Demised Premises (or a part thereof) to Tenant's prospective assignee or subtenant.

      D. If Landlord shall exercise its option, pursuant to Part C above, to sublease the Demised Premises (which together with Tenant's improvements therein is called the "Leaseback Area"), Tenant shall be deemed automatically to have subleased the Leaseback Area to Landlord (sometimes called "Backleasing" or "Backlease") for the term provided for in said Part C (the "Backlease Term") for the same rents and otherwise on the same terms, covenants and conditions as are provided in this lease, except such as by their nature or purport are inapplicable or inappropriate to such Backleasing or are inconsistent with the further provisions of the following paragraphs of this Part D, which further provisions shall be deemed to be part of the terms, covenants and conditions of such Backleasing.

            (1) Landlord shall accept the Leaseback Area "as is". Landlord may make any and all alterations, improvements and decorations in the Leaseback Area for occupancy by Landlord and/or its undertenants in such manner as Landlord may see fit, provided that the layout, equipment and finish of the Leaseback Area shall be consistent with those of other comparable tenant space units in the

      Building, any undertenant of Landlord may, at the election of Landlord, be permitted to make alterations, improvements and decorations therein subject to the same qualifications. Any such alterations, improvements and decorations made by Landlord or any undertenant or assignee of the Backlease may be removed in whole or in part, at Landlord's option, prior to or upon the expiration of the Backlease, provided that any damage or injury to the Leaseback Area caused by such removal shall be promptly repaired without expense to Tenant.

            (2) Landlord shall have the unqualified and unrestricted right, without Tenant's consent, to underlet the Backlease Area in whole or in part to any entity (who may be Tenant's proposed assignee or subtenant), for any period or periods of time not extending beyond one (1) day before the expiration of the Backlease Term, at such rentals and on such terms and conditions as Landlord shall determine. Landlord may underlet the Leaseback Area and parts thereof separately or in combinations as Landlord sees fit. The Backlease may be assigned by Landlord without Tenant's consent but such assignment shall not be effective unless the transferee executes and delivers to Tenant a written agreement assuming all of Landlord's obligations under the Backlease, and in such event Landlord shall continue to be fully responsible jointly and severally with such assignee for all of Landlord's obligations under the Backlease. Tenant shall not be responsible for furnishing to the Leaseback Area or the occupants thereof any of the work or services undertaken in this lease to be furnished by Landlord to the Demised Premises and Tenant or for the making of any repairs or the incurrence of any expense with respect to the Leaseback Area during the Backlease Term applicable thereto. At the expiration or earlier termination of the Backlease Term, Landlord shall have no obligation to restore or alter or improve the Leaseback Area and Tenant shall take possession of the Leaseback Area in the condition that the same shall then be in provided only that, if such expiration or earlier termination of the Backlease Term shall occur earlier than one (1) month prior to the termination of this lease, all facilities necessary to the use and occupancy of the Leaseback Area, or any subdivisions thereof as they then exist, such as ceilings, lighting fixtures, electrical outlets, and heating, ventilating and air-conditioning systems, are to be in place and in good working order and the Leaseback Area is to be otherwise in good repair and tenantable condition for general office use.

            (3) Except as hereinafter in this Part D otherwise provided, all installments of fixed rent and additional rent falling due under the Backlease shall be automatically offset against installments of fixed rent and amounts of additional rent then or next due under this lease and all installments of fixed rent and additional rent falling due under this lease shall be automatically offset pro tanto against installments of fixed rent and amounts of additional rent then or next due under the Backlease. Such mutual offsets shall end if, as and when an institutional successor landlord shall be in possession of the Building and be entitled to collection of rents from Tenant or shall have succeeded to Landlord's interest in this lease. If Landlord shall default in the performance of any of its obligations under the Backlease, Tenant shall not be entitled to offset any loss, damage or expense suffered thereby (including any amount of any fixed rent and additional rent unpaid thereunder) against such institutional successor landlord.

            (4) However, any such successor landlord shall have the same notice and opportunity to cure Landlord's defaults under the Backlease as is provided for in Article 36B for curing Landlord's defaults under this lease. Unless Landlord's default under the Backlease is so cured, nothing contained in this paragraph shall be deemed to nullify or impair any of Tenant's rights, upon default in performance of any of Landlord's obligations under the Backlease, to terminate the Backlease and/or to re-enter the Leaseback Area in the same manner as Landlord could with respect to the Demised Premises and to have the same remedies with respect to the Leaseback Area as Landlord would have with respect to the Demised Premises. As security for performance of Landlord's obligations under the Backlease, Landlord agrees to assign to Tenant, effective upon the occurrence or continuance of a default by Landlord under the Backlease as would entitle Tenant to terminate the Backlease or re-enter the Leaseback Area, all of Landlord's right, title and interest in and to such underlettings as Landlord shall have made with respect to the Leaseback Area, so as to allow Tenant to then be entitled to collect and retain all rentals payable by such under-lessees.

            (5) Landlord and Tenant expressly negate any intention that any estate created by or under the Backlease shall be merged with any other estate held by either of them. At the request of either party, Landlord and Tenant shall mutually execute and deliver an instrument or instruments of sublease and, if appropriate, of assignment to confirm and separately set forth the demise, rent, terms, conditions and other provisions of the Backleasing of the Leaseback Area as may be appropriate, and to assure and effectuate the assignments of underleases and underlease rentals provided for in paragraph (4) of this Part D.

      E. If Landlord shall not exercise any of its options pursuant to Part C above, Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to Part C, provided that the following further conditions shall be fulfilled:

            (1) The Demised Premises shall not have been listed or otherwise publicly advertised for assignment or subletting, without Landlord's prior written consent, at a rental rate less than the higher of (i) the rate of fixed rent and additional rent then payable hereunder, or (ii) the rate of fixed rent and additional rent for which leases of comparable space in the Building or in comparable buildings are then being made. However, this shall not be deemed to prohibit Tenant from negotiating or consummating a sublease at a lower rental rate, if and only if prior to consummating such a sublease Tenant shall first have offered, on at least twenty (20) days' notice, to sublet the Demised Premises to Landlord for the same rents and term and other financial conditions. If Landlord accepts such offer, the resulting sublease will constitute a Backlease, subject to all the provisions of Part D above except as to rents and other financial conditions of the proposed sublease.

            (2) Tenant shall not then be in default hereunder beyond the time herein provided to cure such default.

            (3) The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises in a manner in keeping with the standards in such respect of the other tenancies in the Building and if Landlord should have or within six (6) months will have suitable space available in the Building, the proposed assignee or subtenant shall not then be (i) a tenant of any space in the Building other than of space included in the Demised Premises, or (ii) a prospective tenant with whom Landlord shall have been negotiating for the leasing of space in the Building. The proposed use of the Demised Premises by the proposed assignee or subtenant shall not be likely to increase Landlord's operating expenses beyond that which would be incurred for use by Tenant or for use in accordance with the standards of use of other tenancies in the Building.

      F. Every subletting hereunder pursuant to Part B or E above shall be subject to the following further conditions:

            (1) The subletting shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

            (2) No subletting shall end later than one day before the Expiration Date or shall be for a term of less than two (2) year(s) unless it ends not more than one (1) month before the Expiration Date.

            (3) The subletting is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election the subtenant shall attorn to and recognize Landlord as the subtenant's landlord under the sublease and the subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

      G. Tenant shall furnish Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any subletting provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable, to Landlord for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon any request for consent to assignment or subletting pursuant to this Article.

      H. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this lease.


      I. Notwithstanding anything to the contrary hereinabove set forth, no assignment of this lease shall be binding upon Landlord unless the assignee shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement in recordable form shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease.

      J. (1) If Tenant shall receive any consideration from its assignee for or in connection with the assignment of this lease or from the sale or use of Tenant's Property (as defined in subparagraph (3)(c) of Part C of Article
      34) or Tenant's interests in Tenant's Installations, as hereafter defined in subparagraph (4), other than from a successor corporation, then, except as provided in paragraph (3) below, Tenant shall account to Landlord therefor and shall pay over to Landlord all of such consideration.

            (2) If Tenant shall receive any rents and/or other consideration from its subtenant, other than from a related corporation (as defined in subparagraph (2) of Part B of this Article), which for any period shall exceed the per square foot rates of the fixed rent and the additional rent payable under this lease pursuant to Articles 39 and 40 for the same period, or if Tenant shall receive from its subtenant any consideration for the sale or use of Tenant's Property or Tenant's right to use Tenant's Installations, then (except as provided in subparagraph (3) below) in each instance, Tenant shall account to Landlord therefor and shall pay over to Landlord all of such rents and/or other net consideration (as hereinafter defined). Such "net consideration" shall consist of the excess referred to in the first sentence of this subparagraph (2) less reasonable brokerage commissions, legal fees and related legal disbursements.

            (3) If Tenant shall receive consideration from any subtenant or assignee from the sale or use of Tenant's Property, Tenant shall account to Landlord therefor and shall pay over to Landlord so much of such consideration as shall exceed the fair market value of such Tenant's Property. If the parties are unable to agree on such fair market value, such value shall be determined by informal arbitration in accordance with
      Article 43.

            (4) "Tenant's Installations" shall mean any fixtures, improvements or other installations that have been incorporated into the Demised Premises initially as Tenant's Work as defined below in Article 47 or thereafter as Tenant's Changes and do not constitute Tenant's Property as defined in Article 34C(3)(c).

45.   Brokerage
      ---------

            Landlord and Tenant represent and warrant to the other than no broker, or other person acting as such, was instrumental or had any part in procuring this lease and Tenant agrees to testify to such effect if called upon so to do by Landlord. Tenant shall indemnify and hold Landlord harmless against any claim for compensation for or in connection with the procurement of this lease which may be asserted against Landlord by anyone who may claim to have dealt with Tenant.

46. Rent Control
    ------------

            If at the commencement of, or at any time(s) during the term of this lease, the rent(s) reserved in this lease shall not be fully collectible for reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this lease, (a) the rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this lease for the periods following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect. Any security deposited by Tenant may be retained by Landlord for one year after such termination of this lease, to secure collection of any amount Landlord may be entitled to receive pursuant to clause (b) above.

47.   Condition of the Demised Premises
      ---------------------------------

      A. Tenant has inspected the Demised Premises and shall take possession of the Demised Premises as is", and Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant's occupancy. Tenant shall, at its expense, and in compliance with the further provisions of this Article 47, Building regulations and procedures, and other applicable provisions of this lease, make such alterations, improvements and decorations in the Demised Premises as Tenant may consider necessary or desirable to prepare the same for Tenant's occupancy ("Tenant's Work"). In addition, Tenant shall, at Tenant's expense, make any and all changes, modifications or alterations to the existing sprinkler system necessitated by reason of Tenant's Work.

      B. Tenant shall have prepared, at its expense, and shall submit to Landlord for its approval complete, finished, detailed and fully dimensioned architectural, electric and engineering plans and drawings (1/4" scale), and specifications for Tenant's Work ("Tenant's Plans"), employing engineers approved by Landlord (who shall not unreasonably withhold such approval). Tenant's Plans shall be practicable and shall conform to the existing physical condition of the Building, the filed plans and specifications for the Building, and all applicable laws and requirements of law and public authorities, including, without limitations, the State Lighting Efficiency Standards for Existing Public Buildings Act, Article 8 of the New York Energy Law, as amended, and the rules and regulations implementing the same.

      C. Upon Landlord's written approval of Tenant's Plans, Tenant, at its expense, shall cause Tenant's Plans (including such mechanical plans and specifications) to be filed with the governmental agencies having jurisdiction thereof, in order to obtain, and shall obtain, all governmental permits, approvals, licenses, authorizations, waivers, consents and certificates (collectively "Permits") which may be required in connection with the performance of Tenant's Work. Landlord shall with reasonable promptness sign the applications for such Permits prepared by Tenant which require Landlord's signature and Tenant shall indemnify and hold Landlord harmless against any claim, cost, liability or expense resulting from any error, omission or other impropriety or deficiency in any such application. Tenant's Work shall be governed by the provisions of Articles 3 and 34C(3) with respect to Tenant's Changes as if Tenant's Work were Tenant's Changes as modified and supplemented by this Article. Tenant shall employ, as its general contractor for the performance of Tenant's Work, such contractor as Tenant may select and Landlord shall approve. Tenant may submit a list of proposed general contractors for its approval. If Landlord does not approve one or more of the contractors on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit a list to Landlord of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord shall permit Tenant's contractors and suppliers to move construction materials, supplies and equipment for Tenant's Work to the Demised Premises and to remove construction waste and debris therefrom, by an elevator to be designated by Landlord, at times appointed by Landlord after normal hours or on other than business days, giving effect to other previously made appointments. Tenant's contractors and suppliers shall pay Landlord's specified regular charges which shall be established by Landlord on an extra cost reimbursement basis for the use of such elevator at such times. Such use of elevators shall be subject to reasonable scheduling and supervision by Landlord. Tenant shall, and shall cause its contractors and suppliers to, comply with Landlord's rules and regulations, and Landlord's directions for the coordination and control of construction activities in the Building and the protection and security of the Building and its systems and occupants.

      D. Throughout the performance of Tenant's Work in or about the Demised Premises, Tenant shall maintain, or cause to be maintained:

                        (i) Worker's Compensation insurance coverage in
                  statutory limits for all eligible workmen engaged in Tenant's Work;

                        (ii) Public Liability insurance, of which Landlord shall
                  be a named assured, in limits of $1,000,000/$3,000,000 for bodily injury and death, $500,000/$1,500,000 for property damage and $5,000,000 umbrella coverage for bodily injury, death and property damage, which shall also include automobile liability insurance and blanket contract liability coverage for Tenant's indemnity obligations to Landlord under this lease; and

                        (iii) Builder's All--Risk insurance in an amount equal
                  to the value of Tenant's Work on the completion thereof.

Tenant shall submit to Landlord, before commencement of any Tenant's Work in or about the Demised Premises, certificates of such Worker's Compensation, Public Liability and Builder's All-Risk insurance.

48.   Insurance
      ---------

      A. Tenant shall at all times keep Tenant's Property and all other alterations, installations and improvements made by Tenant in the Demised Premises now or hereafter included in the Demised Premises insured for damage by fire and lightning, vandalism, malicious mischief and all other risks and hazards comprehended by the full "extended coverage" endorsements and against such other hazards and risks as Landlord may from time to time reasonably designate, for the "full replacement cost" thereof. Such full replacement cost shall be determined from time to time but not more frequently than once in any twenty-four (24) calendar month period at the request of Landlord or any superior mortgagee or lessee (as defined in Part A of Article 36) by an appraiser, engineer, architect or contractor designated by Landlord or such superior mortgagee or lessee.

      B. In addition to fire, lightning and extended coverage insurance, Tenant will maintain personal injury or property damage insurance, under a policy of general public liability insurance, with such limits as may reasonably be requested by Landlord from time to time, but not less than $1,000,000/ $3,000,000 in respect to bodily injury or death and $1,000,000 for property damage, and the policy or policies evidencing such insurance shall include Landlord as an additional insured, but only with respect to liability arising out of the ownership, maintenance or use of the Demised Premises.

      C. All policies required to be maintained pursuant to the provisions of this lease shall be issued by an insurance company or companies having a Best's rating of at least A/AAA and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this lease shall have a written undertaking from the insurer to notify all insureds thereunder at least thirty (30) days prior to cancellation thereof. Tenant may provide any insurance required pursuant to the provisions of this lease under a so-called blanket policy or policies covering other parties and locations so long as the coverage under such policy or policies is not thereby diminished. Upon request, Tenant shall furnish Landlord with a certificate of insurance evidencing any such policy or a certificate naming Landlord as an additional insured.

49.   Termination for Demolition
      --------------------------

      If Landlord shall in good faith decide to demolish the Building, Landlord may terminate this lease by giving Tenant at least six (6) months notice to such effect and thereupon this lease shall end upon the termination date set forth in said notice with the same force and effect as if that were the date originally specified in the lease for the expiration of the term of this lease. Landlord shall have no liability to Tenant, if Landlord shall thereafter fail to demolish the Building by reason of any cause or circumstance beyond Landlord's reasonable control.

50.   Miscellaneous Additional Provisions
      -----------------------------------

      A. This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within The County of New York. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt requested, directed to the Tenant and any successor at Tenant's address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two

      B. By leases, both dated July 12, 1985, Landlord leased to Tenant the entire tenant occupancy areas of the 6th and the 13th floors, respectively, of the Building (collectively, the "Companion Leases"). Tenant agrees that any default under the Companion Leases shall be deemed a default under this lease and that any default under this lease shall be deemed a default under the Companion Leases. In the event that Landlord shall exercise any right to cancel this lease or the Companion Leases for default of Tenant, the term of this lease and/or the Companion Leases, as the case may be, shall expire.

      C. Supplementing Rule 5, Landlord will permit Tenant to display on the entrance door of the Demised Premises and in the elevator lobby of the Demised Premises Tenant's name subject to the reasonable approval of Landlord as to size, color and style of such display.

      D. By lease dated February 23, 1976 (the "Existing Lease") between Landlord, as landlord, and E. Dick & Company, Inc., as tenant (the "Existing Tenant"), Landlord leased to the Existing Tenant the Demised Premises, which Existing Lease terminates as of March 31, 1986. Landlord agrees to use its best efforts to remove the Existing Tenant from the Demised Premises if the Existing Tenant remains in possession thereof past March 31, 1986.

4 West 58th Street
12th floor

                                    [GRAPHIC]



                                    EXHIBIT A

                               4 WEST 58TH STREET

                                    EXHIBIT B


                              RULES AND REGULATIONS

            1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. No tenant shall permit its employees to use the elevators before 10:00 A. M. for the purpose of taking a coffee break or similar activity. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. No tenant shall permit its employees to loiter in elevators, stairways, corridors, lobbies or other public areas of the Building, or in or about any plaza or sidewalk of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

            2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility for the protection of any tenant against the removal of property from the premises of tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every tenant shall co-operate to prevent the same, in or about its premises.

            3. No tenant shall obtain or accept for use in its premises ice, drinking water, towel, barbering, boot blacking, floor polishing, rug cleaning, venetian blind cleaning, lighting maintenance, cleaning, exterminating, removal of waste paper or garbage, or other similar services from any persons not authorized by the Landlord in writing to furnish; such services, provided always, that the quality of and the changes for such services by persons authorized by the Landlord are reasonably comparable to those of other regular suppliers of such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by the Landlord. The Landlord may authorize a sufficient number of separate sources of such services to provide a reasonable selection, but only in such instances and to such extent as the Landlord, in its judgment, shall consider consistent with the security and proper operation of the Building. The Landlord may, without liability to any tenant, refuse admission to the Building of any persons not so authorized by the Landlord to furnish such services,

            4. All windows in each tenant's premises shall be kept closed and all blinds therein above the ground floor shall be utilized when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenants' premises.

            5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, except that the name of the tenant may be displayed on the entrance door of the tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of the Landlord as to the size, color and style of such display which shall not be unreasonably withheld. The inscription of the name of the tenant on the door of the tenant's premises shall be done by the Landlord at the expense of the Tenant. Listing of the name of the tenant on the directory boards in the Building shall be done by the Landlord at its expense; any other listings shall be in the discretion of the Landlord. Landlord may remove any lettering, sign, advertisement, notice or object displayed by any tenant in violation of this paragraph without any liability to such tenant and such tenant shall pay Landlord the cost of such removal, and of repair of any damage necessarily resulting from such removal, as additional rent, on demand.

            6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises. Linoleum, tile or other floor covering shall be laid in a tenant' s premises only in a manner approved by the Landlord.

            7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the judgement of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such a manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the Landlord with any tenant for moving large quantities of furniture and equipment into or out of the building.

            8. No machine or mechanical equipment of any kind, other than typewriters and other ordinary portable business machines, may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted, to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

            9. No noise, including the playing of any musical instruments, radio or television, which would disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant. Any cuspidors or similar containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of the tenant. No acids, vapors or other substances shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them.

            10. All entrance doors in each tenant's premises shall be left locked by the tenant when the tenant's premises are not in use. Entrance doors shall be kept closed at all times.

            11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

            12. The Landlord and its cleaning contractor and their employees shall have access to the tenant's premises after regular business hours and the free use of light, power and water as may be reasonably required for the purpose of cleaning the tenant's premises in accordance with the Landlord's obligations under the tenant's lease.

            13. The requirements of tenants will be attended to only upon application to the Building superintendent at his office in the Building. Building employees shall not be requested by any tenant, and will not be permitted, to perform any work or services specially for any tenant unless expressly authorized to do so by the Building superintendent.

            14. The Landlord reserves the right to inspect all freight, safes, machines, business or mechanical equipment, merchandise and other objects to be brought into the Building and to exclude from the Building such of the same as, in Landlord's judgment, violates any of these Rules and Regulations or any lease of which these Rules and Regulations are a part.

            15. The Landlord shall have the right to prohibit any advertising by any tenant which refers to the Building in any way and which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability and upon written notice from the Landlord any such advertising by a tenant shall be discontinued.

            16. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

            17. If attendance of Landlord's personnel shall be required, at added cost to Landlord, in connection with the use by any tenant of freight elevators outside of ordinary business hours or in connection with the moving into or out of the building by or for any tenant of any safes, heavy objects, freight, furniture, equipment or other bulky matter, during or outside of ordinary business hours, in accordance with Rule 7, such added cost shall be payable by said tenant to Landlord, on demand, as additional rent.

                                    EXHIBIT C

                                CLEANING SCHEDULE

General

      All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop.

      All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly.

      Hand dust and wipe clean all furniture, fixtures and window sills nightly; wash sills when necessary.

      Empty and clean all waste receptacles nightly and remove waste paper and waste materials.

      Empty and clean all ash trays and screen all sand urns nightly including all ash trays in all toilets.

      Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary

      Wash clean all water fountains and coolers nightly.

      Hand dust all door and other ventilating louvres within reach, as necessary

      Dust all telephones as necessary.

      Sweep all private stairway structures nightly.

Lavatories in the Core

      Sweep and wash all lavatory floors nightly using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly.

      Scour, wash and disinfect all basins, bowls and urinals throughout all lavatories, nightly.

      Wash all toilet seats, nightly.

      Empty paper tower receptacles and transport wastepaper to designated area in basements, nightly (towels, soap and receptacles to be furnished by Tenant).

      Fill toilet tissue holders nightly.

      Empty sanitary disposal receptacles, nightly.

      Thoroughly wash and polish all wall tile and stall surface as often as necessary.

High Dusting

      Dust all venetian blinds, frames, charts, graphs and similar wall hangings and vertical surfaces not reached in nightly cleaning, quarterly.

      Cleaning of light fixtures shall be for account of Tenant.

Glass

      Exterior windows to be cleaned inside and outside approximately once every 6 weeks, weather permitting.

Conditions

      As herein used "nightly" means five nights a week, Monday through Friday, during regular cleaning hours (between 6:00 P.M. and 6:00 A.M.) and excludes legal and union holidays.

      Tenant will pay for electricity, power and hot and cold water in the Demised Premises for cleaning during the regular cleaning hours which are after hours.

                                      INDEX

                  LEASE dated as of July 12, 1985, Between
                  SOLOW MANAGEMENT CORP., AS AGENT, Landlord,

                                       and

                      NORTH PEARL ST. SHOES, INC., Tenant

--------------------------------------------------------------------------------

Printed Provisions

Article                                                                     Page
-------                                                                     ----
            Granting Clause                                                  1
    1       Rent                                                             1
    2       Use                                                              1
    3       Alterations                                                      1
    4       Repairs                                                          1
    5       Window Cleaning                                                  1
    6       Requirements of Law, Fire Insurance,
               Floor Loads                                                   1
    7       Subordination                                                    2
    8       Property-Loss, Damage, Reimbursement,
               Indemnity                                                     2
    9       Destruction, Fire and Other Casualty                             2
    10      Eminent Domain                                                   2
    11      Assignment, Mortgage, Etc.                                       2
    12      Electric Current                                                 1
    13      Access to Premises                                               2
    14      Vault, Vault Space, Area                                         3
    15      Occupancy                                                        3
    16      Bankruptcy                                                       3
    17      Default                                                          3
    18      Remedies of Landlord and Waiver of
               Redemption                                                    3
    19      Fees and Expenses                                                3
    20      No Representations by Landlord                                   4
    21      End of Term                                                      4
    22      Quiet Enjoyment                                                  4
    23      Failure to Give Possession                                       4
    24      No Waiver                                                        4
    25      Waiver of Trial by Jury                                          4
    26      Inability to Perform                                             4
    27      Bills and Notices                                                4
    28      Services Provided by Landlord-Water, Elevators, Heat,
               Cleaning, Air Conditioning                                    4
    29      Captions                                                         4
    30      Definitions                                                      4
    31       [ILLEGIBLE]                                                     5
    32      Rules and Regulations                                            5
    33A     Security                                                         5
    33B     Successors and Assigns                                           5

Rider                                                                       Page
-----                                                                       ----

    34      Application of this Rider                                        1
            A - Rider Provisions Paramount                                   1
            B - Additional Definitions                                       1
            C - Some Qualifications of Certain
                   Preceding Printed Articles                                3
    35      Electricity                                                     10
    36      Notice to Superior Lessors and
               Mortgagees                                                   15
    37      Estoppel Certificate                                            17
    38      Indemnification and Liability
               of Landlord                                                  17
    39      Escalation for Increases in Real
               Estate Taxes                                                 18
    40      Escalation for Wage Rate Increases                              20
    41      Restrictions on Signs                                           21
    42      Consents                                                        22
    43      Informal Arbitration                                            23
    44      Assignment and Subletting                                       24
    45      Brokerage                                                       32
    46      Rent Control                                                    33
    47      Condition of Demised Premises                                   33
    48      Insurance                                                       35
    49      Termination for Demolition                                      36
    50      Abatement of Rent                                               36
    51      Miscellaneous Additional Provisions                             36

Exhibits
--------

     A      Floor Plan
     B      Rules and Regulations
     C      Cleaning Schedule

                          STANDARD FORM OF OFFICE LEASE

                     The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 12th day of July 1985, between SOLOW MANAGEMENT CORP., AS AGENT, having an office at 9 West 57th Street, New York, New York 10019, party of the first part, hereinafter referred to as LANDLORD, and NORTH PEARL ST. SHOES, INC., a New York corporation, having an office at 4 West 58th Street, New York, New York 10019, party of the second part, hereinafter referred to as TENANT.

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire tenant occupancy area on the 6th floor shown on the floor plan annexed hereto as Exhibit A (hereinafter sometimes called "the premises" or "the demised premises", whether or not capitalized) in the building known as 4 West 58th Street, (hereinafter sometimes called "the building", whether or not capitalized) in the Borough or Manhattan, City of New York, for a term of ten
(10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on August 1, 1985 and to end at noon on July 31, 1995 both dates inclusive, at annual rental rates of $213,142.00 from the Rent Commencement Date, as define in Article 50 hereof, through and including July 31, 1990, and thereafter at an annual rental rate of $229,330.00, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term from and after the Rent Commencement Date, as defined in Article 50 hereof, at the office of Landlord or such other place or to such agent and at such place, as Landlord may designate, without any set off or deduction whatsoever.

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for executive, general and administrative offices and showrooms and for no other purpose.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not adversely affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time either by Tenant or by Landlord on Tenant's behalf [ILLEGIBLE] installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by the Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. If any mechanic's lien or U.C.C. financing statement is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days after notice, at Tenant's expense, by filing the bond required by law or otherwise.

Repairs:

4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises, or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage [ILLEGIBLE] the demised premises [ILLEGIBLE] of Tenant's [ILLEGIBLE] furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in
Article 9 hereof.

Window Cleaning:

5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commis-sions [ILLEGIBLE] pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alternations outside of the Demised Premises unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that which would otherwise be in effect. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to reasonably prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property -- Loss, Damage, Reimbursement, Indemnity:

8. Landlord or its agents shall not be liable for any [ILLEGIBLE] or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees, nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter or fixtures into or out of the building without Landlord's prior written consent which consent shall not be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures requires special handling all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally or substantially damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. Whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such policy can be obtained without additional premiums unless the party to be released pays such additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damages thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease, and the rents shall be prorated to such date.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or sublet or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current: [GRAPHIC]

12. See Article 35.

Access to Premises:

13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and upon notice, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may reasonably deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work on the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissable by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part which permits use of the Demised Premises for the purposes stated in Article 2. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record. See Article 34C(6) for substitution.

Bankruptcy:

16. (a) Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in [ILLEGIBLE] of this Article 16 [ILLEGIBLE] applicable only to the party then owning Tenant's interest in this lease.

      (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or if the demised premises are abandoned, or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be [ILLEGIBLE] against Tenant or any [ILLEGIBLE] property whereupon the demised premises shall be taken [ILLEGIBLE] by someone other than Tenant or if Tenant shall make default with respect to any other lease between Landlord and Tenant, or if Tenant shall fail to move into or take possession of the premises within sixty (60) days after the commencement of the term of this lease, then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

      (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Landlord and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, disposses and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses

19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately without notice in the case of emergency, and at other times on reasonable prior notice, perform the obligation of tenant thereunder, and if landlord, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five
(5) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord:

20. Neither Landlord nor Landlord's agents have made any representations or [ILLEGIBLE] with respect to the physical condition of the [ILLEGIBLE] the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and damage by fire or other insurable casualty excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

23.

No Waiver:

24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord shall not prevent a subsequent act which would have [ILLEGIBLE] from having all the force and effect of an original [ILLEGIBLE]. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

26. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any [ILLEGIBLE] or impliedly to be supplied or is unable to make, or is [ILLEGIBLE] making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected by war or other emergency or by reason of any other cause beyond Landlord's reasonable control.

Bills and Notices:

27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Services Provided by Landlord--Water, Elevators, Heat, Cleaning, Air
Conditioning:

28. As long as this lease is in full force and effect, Landlord shall provide:
(a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory and drinking purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment, Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other rents and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the realty of which they are a part; (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building; (e) Air conditioning cooling will be furnished from May 15th through September 30th on business days (Monday through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning cooling is being furnished as aforesaid. If Tenant requires air conditioning cooling or ventilation for more extended hours, or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A, Landlord [ILLEGIBLE] furnish the same at Tenant's expense if Landlord shall have no responsibility or liability for failure to supply the services agreed to herein for any of the reasons specified in the sentence. Landlord reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually operated elevator service, Landlord at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

Captions:

29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

30. The term "office" or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assigned and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays [ILLEGIBLE] observed by the State or Federal Government or by Local 32B-32J, Building Service Employees Union, AFL-CIO, or any successor thereto as legal holidays [ILLEGIBLE] designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation--Shoring:

31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations:

32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations set forth in Exhibit B and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision by informal arbitration pursuant to Article 43. SEE ATTACHED RIDER CONTAINING ARTICLES 34 THROUGH 51. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.

Security:

33A.

Successors and Assigns:

33B. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

      In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                     SOLOW MANAGEMENT CORP., AS AGENT

Witness for Landlord:              By: /s/ [ILLEGIBLE], Vice President    [CORP.
                                       ---------------------------------- SEAL]

--------------------------------       -------------------------------- [L. S.]


Witness for Tenant:                    NORTH PEARL ST. SHOES, INC. [L. S.]
                                       -----------------------------------------


                                   By: /s/ [ILLEGIBLE]                   [CORP
                                       ---------------------------------- SEAL]
                              Title: Vice President

               Print name of signator: [ILLEGIBLE]
               Federal Identification
               No. or Social Security No.:  [ILLEGIBLE]

      The submission of this lease to Tenant for examination or for signature shall not be deemed to create or evidence a reservation or option any other right in Tenant with respect to the Demised Premises or any other space in the Building and it is expressly understood that this lease shall not be effective and neither party shall be bound thereunder unless it is executed by both parties.

RIDER attached to and forming part of LEASE dated as of July 12, 1985 between SOLOW MANAGEMENT CORP., AS AGENT, Landlord, and NORTH PEARL ST. SHOES, INC., Tenant,
PREMISES: 4 West 58th Street

          Entire Tenant Occupancy Area of 6th Floor
--------------------------------------------------------------------------------

34. Application of this Rider
    -------------------------

      A. Rider Provisions Paramount. If and to the extent that any of the
         --------------------------
provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this lease, or of the Rules and Regulations attached to this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

      B. Additional Definitions. For the purposes of this lease and all
         ----------------------
agreements supplemental to this lease, and all. communications with respect thereto, unless the context otherwise requires:

            (1) The term "fixed rent" shall mean rent at the annual rental rate or rates reserved in the granting clause appearing at the beginning of this lease, as such rate or rates may be changed from time to time pursuant to the terms of this lease or any agreement modifying or otherwise supplementing this lease. The fixed rent reserved in the granting clause consists of

                  (a) "base rent" at the annual rate per square foot of rentable area of the Demised Premises

                        (i) of $37.00 from and including the Rent Commencement
            Date, as defined in Article 50 hereof, to and including July 31, 1990; and

                         (ii) of $40.00 thereafter; and

                  (b) "electricity rent" at the annual rate of $2.50 per square foot of rentable area of the Demised Premises, which is subject to change from time to time during the term of this lease as provided in Article 35.

The rentable area of the Demised Premises is agreed to be 5,396 square feet for all purposes of this lease.

            (2) The term "additional rent" shall mean all sums of money, other than fixed rent, as shall become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies therefor as for a default in payment of fixed rent.

            (3) The terms "rent" and "rents" shall mean and include fixed rent and/or additional rent hereunder.

            (4) The terms "Commencement Date" and "Expiration Date" shall mean the dates fixed in this lease, or to be determined pursuant to the provisions of this lease, as the beginning and the end of the term for which the Demised Premises are hereby leased.

            (5) Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be. Tenant's obligations hereunder shall be construed in every instance as conditions as well as covenants.

            (6) The term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this lease, and also, if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant.

            (7) If Landlord named herein, or any assignee of the interest of Landlord herein, shall be named as agent, the term "Landlord" as used herein shall be deemed to include the principal(s) of such agent, whether disclosed or undisclosed.

            (8) Any transfer by operation of law or otherwise, of Tenant's interest in this lease or of any subtenant's interest in a sublease hereunder, or, unless Tenant or the subtenant is an entity the securities of which are registered under appropriate statutory authority and listed and traded on a national exchange, of a 50% or greater interest in Tenant, or in a subtenant hereunder, (whether stock, partnership interest or otherwise) in a single transaction or a related series of transactions, shall be deemed an assignment of this lease within the meaning of Article 11 or an assignment of the sublease within the meaning of Article 44E(1), as the case may be.

            (9) The term "in full force and effect" whenever used in reference to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this lease), as would entitle Landlord in either such instance to terminate this lease or to dispossess Tenant.

            (10) All references in this lease to numbered Articles and lettered Exhibits are references to Articles of this lease and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

            (11) The words "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to". The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this lease as a whole and not to any particular Article or subdivision thereof unless expressly so stated. The rule of ejusdem generis
                                                            ---------------
shall not be applicable to limit a general statement following or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Words and phrases used in the singular shall be deemed to include the plural and vice versa and nouns and pronouns used in any particular gender shall be deemed to include any other gender, as the sense of the context may permit.

      C. Some Qualifications of Certain Preceding Printed Articles.
         ---------------------------------------------------------

            (1) Notwithstanding Tenant's agreement to pay the fixed rent in lawful money which shall be legal tender, Landlord shall accept, subject to collection, and Tenant shall pay all fixed rent and additional rent falling due under this lease by currently dated, unendorsed check of Tenant, payable to Landlord or its designated agent and drawn on a bank or trust company which is a member of the New York or Boston Clearing Rouse. If Tenant shall default in timely payment of any rent, and whether or not such default shall be cured, Landlord, may by notice given to Tenant at any time thereafter, require Tenant to make all further rent payments by currently dated, unendorsed certified or official bank check payable to Landlord on a bank or trust company that is a member of the New York or Boston Clearing House.

            (2) The use of the Demised Premises for the purposes specified in
Article 2 shall not in any event be deemed to include, and Tenant shall not use, or permit the use of the Demised Premises or any part thereof for:

                  (a) the conduct of a stock brokerage office or business;

                  (b) the conduct of a public auction of any kind or of any gaming or gambling activities, or of any political or club activities, whether private or public;

                  (c) the conduct of a school of any kind (other than a training center for employees, or customers or prospective customers of Tenant) or of an employment agency;

                  (d) the conduct of a cafeteria or restaurant;

                  (e) the conduct of any business, occupation or activity which, in the reasonable judgment of Landlord, may (i) create or foster an unusual risk to the security of the Building or of any of its tenants or occupants, (ii) impair the reputation of the Building for the highest class of office and commercial uses, or (iii) interfere with or disturb the occupancy of other tenants in the Building; or

                  (f) the conduct of any business, not engaged in by Tenant at the date of this lease, if use of the Demised Premises for such business shall conflict with any negative covenant as to use contained in any other lease of space in the Building in effect prior to use of the Demised Premises for such business; and Landlord shall advise Tenant, upon Tenant's written request for such information, of the existence of such negative covenant. Landlord represents that as of the date of this lease there are no negative covenants in any other leases for office space in the Building.

            (3) Supplementing Article 3:

                  (a) Tenant, at its expense, shall cause any permitted alterations, decorations, installations, additions or improvements (herein called "Tenant's Changes") in or about the Demised Premises referred to in
      Article 3, to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building, or interfere with or disturb the occupancy of other tenants in the Building, and so as to maintain harmonious labor relations in the Building. Tenant, at its expense and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction.

                  (b) Landlord shall not unreasonably withhold any consent or approval required under Article 3, except approval of contractors and mechanics, as to which Landlord's judgment shall be final. Tenant may submit a list of Tenant's contractors and mechanic's to Landlord for its approval. If Landlord does not approve one or more of the contractors and mechanics on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit to Landlord a list of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord may require submission to it of plans and specifications for any proposed Tenant's Change and in granting its consent to any Tenant's Change may impose such conditions (in addition to those expressly provided in this lease) as to guaranty of completion and payment and of restoration and otherwise as Landlord may reasonably consider desirable. In no event shall Landlord be required to consent to any Tenant's Change which could physically affect any part of the Building outside of the Demised Premises or might adversely affect the proper functioning of any of the mechanical, electrical, sanitary or other service systems of the Building. Landlord may require Tenant to pay to Landlord a reasonable fee for expenses actually incurred by Landlord, not to exceed $1,500.00 for review of Tenant's plans and specifications for such Tenant's Change and supervision of compliance with the requirements of this lease in the performance of such Tenant's Change.

                  (C) Notwithstanding the provisions of Article 3, Tenant shall not be required to restore the Demised Premises to their condition prior to the making of any Tenant's Change except if and to the extent that such restoration is made an express condition of Landlord's consent to such Tenant's Change. Landlord will not require such restoration with respect to any Tenant's Change which is not inconsistent with the use of the Demised Premises for general office purposes and is not likely to cause Landlord any additional expense in preparing the Demised Premises for occupancy by a subsequent tenant for office purposes. All counters, screens, grilles, railings, suspended lighting fixtures, panelling, business machines and equipment which are installed in the Demised Premises by or for the account of Tenant, and can be removed without permanent structural damage to or defacement of the Building, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Demised Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the term of this lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building resulting from such removal. Any items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after Tenant surrenders the Demised Premises, at the option of Landlord, may be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit.

            (4) Supplementing Article 4 and subject to Article 6, Landlord shall make all structural repairs required in or about the Demised Premises, unless such structural repairs are required because of any Tenant's Change or because of Tenant's negligence or unlawful misconduct.

            (5) Landlord represents that the use of the Demised Premises set forth in Article 2 complies with the existing Certificate of Occupancy issued for the Building.

            (6) Supplementing Article 16, insert at the beginning thereof in place of the first sentence thereof, the following:

                  "(a) If at or before the date fixed as the Commencement Date of the term of this lease or if at any time during the term hereby demised:

                        (i) Tenant shall file a petition commencing a voluntary
            case under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law or, if Tenant is then a banking organization, shall file an application for voluntary liquidation or dissolution applicable to banking organizations; or

                        (ii) an involuntary case against Tenant as debtor is
            commenced by a petition under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization pursuant to any state bankruptcy law or any similar state law shall be filed in any court and shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or if Tenant shall consent or acquiesce in the filing thereof; or

                        (iii) a custodian, receiver, United States Trustee,
            trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Demised Premises shall be appointed in any proceedings brought by Tenant; or if any such custodian, receiver, United States Trustee, trustee or liquidator shall be appointed in any proceedings brought against Tenant and shall not be discharged within sixty (60) days after such appointment, or if Tenant shall consent to or acquiesce in such appointment; or

                        (iv) if Tenant shall generally not pay Tenant's debts as
            such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                        (v) if Tenant is then a banking organization, if the
            Superintendent of Banks of the State of New York or any other public officer having like authority and power over Tenant as a banking organization shall take possession of the business and property of Tenant at the Demised Premises;

then, Landlord may, at its option, cancel and terminate this lease by giving Tenant written notice to such effect within a reasonable time after receipt of notice of the happening of any one or more of such events."

            (7) Notwithstanding the specific provisions of Article 17:

                  (a) In case of default in the payment of fixed rent or additional rent reserved herein, Tenant shall have a grace period of ten
      (10) days after written notice of the existence of such default from Landlord within which to cure such default and if such payment is not made before the expiration of such ten (10) day grace period, Landlord may serve a three (3) day notice of cancellation of this lease as and with the effects provided in Article 17(1).

                  (b) In case of any other default referred to in Article 17(1), the grace period shall be twenty (20) days (instead of five (5) days) after written notice of the existence of such default from Landlord within which to cure such default, except where failure to cure within a shorter period may subject Landlord to criminal action or penalty, or where such default can be cured by payment of money, in either of which cases the provisions of Article 17(1), as written, shall govern and except, further, that where any other such default can be completely cured or remedied in the exercise of due diligence but not within such grace period of twenty
      (20) days, such grace period shall be deemed extended to such period as may be reasonably necessary to do the work or take such other steps as shall be required to correct such default, provided Tenant shall have diligently commenced curing such default promptly after receipt of notice thereof and shall thereafter proceed diligently to remedy the same completely.

                  (c) Nothing in subparagraph (a) of this paragraph shall be deemed to require Landlord to give the notices provided for therein prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of rent, it being acknowledged and agreed by both parties that the sole purpose for such notices is to create a conditional limitation hereunder, and in the event such notices are given by Landlord, and Tenant shall not have cured its default within the time permitted to Tenant to cure such default, if any, Tenant shall become a holdover tenant and this lease shall terminate forthwith at the expiration of the applicable notice period with the effects provided in Article 17(1).

            (8) Supplementing Articles 17 and 18:

                  (a) Tenant expressly recognizes that Tenant's due and punctual performance of all its obligations under this lease throughout the term thereof is of paramount importance to Landlord and, without limiting the provisions of Articles 17 and 34C(5), Tenant agrees that, if Tenant (i) shall fail to pay for ten (10) days after it becomes due an installment of fixed rent or additional rent for two (2) consecutive months or for a total of four (4) months in any period of twelve (12) months, or (ii) shall default in the timely performance of any other obligation of Tenant under this lease with respect to which Landlord shall have given Tenant notice of default, and such default shall occur more than three (3) times in any period of six (6) months, then notwithstanding that such failure or other default shall have been cured within the applicable grace period provided in said Articles, any further similar default shall be deemed to be deliberate and Landlord within a ninety (90) day period thereafter may, without further notice of default, serve a three (3) day notice of cancellation of this lease as and with the effects provided in subparagraph (1) of Article 17.

                  (b) Instead of the liquidated damages determined pursuant to
      Article 18(c), Landlord may, at its election, recover from Tenant as liquidated damages an amount determined pursuant to Article 16(b).

            (9) Supplementing Article 28:

                  (a) The proper performance of the Building heating, ventilating and air-conditioning (HVAC) system serving the Demised Premises is based upon a maximum population density of one person per 100 square feet of usable area, a maximum electric heat gain of 4 watts per square foot of usable area and a supply of 0.133 CFM of fresh air per square foot of usable area. Landlord shall not be responsible for the proper performance of such HVAC system if the Demised Premises (or any room or area thereof) shall be subjected to a greater population density or a greater heat gain than above specified, if the partitioning in the Demised Premises shall be rearranged in such manner as to interfere with the normal operations of the HVAC system in the Demised Premises, or if the windows and the public corridor entrance doors of the Demised Premises shall not be kept closed, or if the blinds shall not be lowered in windows of the Demised Premises when exposed to the sun. Landlord shall have free and unrestricted access to all Building HVAC equipment located in or accessible through the Demised Premises. "Usable area" shall mean the area of the Demised Premises measured within its demising walls.

                  (b) If Tenant shall require HVAC service at any time other than between 8:00 A.M. and 6:00 P.M. on a business day, Landlord shall furnish such service (herein called "after hours air-conditioning service") upon reasonable advance notice from Tenant and Tenant shall pay Landlord's then established charges therefor on Landlord's demand. Such charges shall not exceed 125% of Landlord's actual cost of labor, utilities and supplies used in providing such after hours air-conditioning service. If any of the other tenants of the Building shall receive after hours air-conditioning service, through the same Building HVAC facilities as shall serve the Demised Premises, pursuant to Landlord's obligation to provide the same to them (whether for a similar charge or without separate charge) at the same time as Tenant, only a portion of such actual costs as shall be incurred for such common service, in the ratio of the rentable area of the Demised Premises to the aggregate rentable area of the Demised Premises and the premises of such other tenants so served, shall be included in the costs upon which the charge to Tenant is based. Otherwise, no adjustment in the charge to Tenant shall be made for other tenants' use of their premises when after hours air-conditioning service is being provided to the Demised Premises at Tenant's request. Requests for after hours service submitted in writing to the Building Superintendent, by a person designated by Tenant as authorized to make such requests, before 2:00 P.M. on a non-holiday weekday for such weekday and before 2:00 P.M. on the day preceding a holiday or weekend for after hours air-conditioning service on such holiday or weekend, shall be deemed reasonable advance notice for after hours air-conditioning service. However, in case of emergency, after hours air-conditioning service may be obtained by calling the Building Superintendent in time to enable him to provide the service requested and promptly following such call with a written confirmation of the request.

                  (c) In keeping the Demised Premises clean, Landlord shall provide cleaning services (including window cleaning) equal in scope, character and standards to cleaning services then generally provided by landlords to office tenants of comparable office buildings in the Borough of Manhattan, City of New York. Such cleaning services in accordance with such standards currently in effect are described in Exhibit C.
                                                          ---------

                  (d) Landlord may, at its option, maintain in the Building either manually operated elevators or operatorless automatically controlled elevators or part one and part the other. Landlord shall have the right from time to time during the term of this lease to change in whole or in part from one to the other without notice to Tenant and without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor, provided that such changes shall be made with reasonable speed and diligence and with minimum inconvenience to Tenant.

                  (e) Tenant shall have twenty-four hour access to the Building of which the Demised Premises form a part. Tenant understands, however, that at times other than on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., Tenant shall have to procure keys to the Building from such place as may be designated by Landlord.

            (10) If Tenant shall fail to pay any installment of fixed rent or any amount of additional rent for more than ten (10) days after it shall have become due and payable, then, whether or not a notice of such default has been given pursuant to the provisions of Article 34C(5)(a), Tenant shall pay Landlord a late charge of six (6) cents for each dollar of the amount of such fixed rent or additional rent as shall not have been paid to Landlord within ten (10) days after becoming due and payable. Such late charge shall be without prejudice to any of Landlord's rights and remedies hereunder or at law for non-payment or late payment of rent, including interest, and shall be in addition thereto.

35. Electricity
    -----------

      A. Landlord shall furnish the electric energy that Tenant reasonably shall require in the Demised Premises on a "rent inclusion" basis. That is, there shall be no separate charge to Tenant for such electric energy by way of measuring the same on a meter but the value of such electric energy shall be included in the fixed rent reserved hereunder. The fixed rent set forth in the granting clause of this lease and determined in accordance with Article 34B(1) hereof includes, as electricity rent, $13,490.00 (or $2.50 per square foot of rentable area of the Demised Premises) for the value of electricity to be furnished to the Demised Premises. Said amount shall be subject to possible redetermination as provided in Part B below.

      B. With reasonable promptness after Tenant shall have completed Tenant's Work (as defined in Article 47) and/or Tenant shall have taken possession of the Demised Premises for Tenant's occupancy, Landlord may cause an inspection, survey and evaluation to be made of Tenant's electrical equipment and installations in the Demised Premises and Tenant's special use equipment which may not be located in the Demised Premises such as, but not limited to, Tenant's supplementary or independent air conditioning equipment, exhaust fans, or pumps (which, for the purposes of this Article, shall be deemed to be included in the Demised Premises) and Tenant's use thereof, including use after normal business hours (which shall be deemed to include electricity consumed during the cleaning of the Demised Premises) by a reputable independent electrical engineer or consultant (hereinafter the "Engineer") selected by Landlord and to be paid equally by Landlord and Tenant. Notwithstanding the generality of the preceding sentence, such survey, report and evaluation shall not include, and the electricity furnished to the Demised Premises pursuant to this Article shall be deemed to exclude, the electricity used to operate the Building standard (as distinguished from Tenant's additional, supplemental or independent) HVAC facilities and equipment in or serving the Demised Premises. The Engineer's report of his inspection, survey and evaluation (the "Engineer's Report") shall contain estimates of Tenant's average monthly demand and average monthly consumption and a determination of the value, on an annual basis, of the electricity so estimated to be furnished to the Demised Premises. Such value shall be calculated by applying to the electrical demand and consumption estimated in the Engineer's Report for the Demised Premises, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes and other amounts customarily charged to customers by the public utility. The amount of the value so determined by the Engineer shall be substituted for and incorporated in the electricity rent reserved hereunder with respect to the Demised Premises in place of the amount provided for in Part A above, effective as of the Commencement Date, and the parties shall execute a supplementary agreement to reflect the resulting amendment of this lease. Any resulting overpayment or underpayment for the period between the Commencement Date and the date of determination shall be refunded by Landlord or paid by Tenant, as the case may be, on demand.

      C. If at any time or times after the initial determination of the value of the electricity so estimated to be furnished to the Demised Premises described in Part B above, Tenant shall wish to connect any additional fixtures, appliances or equipment in the Demised Premises (other than ordinary lamps, typewriters and other similar small office machines) to the Building electric distribution system or otherwise to substantially increase its use of electricity in the Demised Premises over that contemplated by the initial installation of lighting fixtures and power receptacles or over that then prevailing, Tenant shall first request Landlord's consent therefor, and shall not proceed without such consent. However, as a condition to such consent Landlord may require Tenant to agree to an increase in the electricity rent (and thus in the fixed rent) by an amount which will reflect the value of such additional electricity to be furnished by Landlord. If the parties cannot agree on the amount of such rent increase within ten (10) days after Landlord shall have granted such consent, such amount shall be determined, as the value of such additional electricity service on an annual basis, by applying to the additional electricity demand and consumption estimated by the Engineer, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building. The dollar amount so determined shall be added to and incorporated in the electricity rent reserved hereunder effective from the date such additional electricity service is used or made available, and shall be reflected in a supplementary agreement amending this lease. All additional risers or other electrical conductors or equipment required to provide any increase in electricity service to the Demised Premises shall be provided by Landlord and the cost thereof shall be paid by Tenant on Landlord's demand.

      D. If at any time or times after the date of this lease the rates at which Landlord purchases electricity from the public utility serving the Building shall be increased or decreased (including without limitation, by reason of fuel or other adjustments) or any charge or tax shall be imposed upon Landlord in connection therewith or shall be increased or decreased (all of which are hereinafter called a "rate change"), the electricity rent hereunder shall be increased or decreased, as the case may be, effective as of the date of the rate change, upon the demand of either party, in an annual amount which shall reflect an increase or decrease in the annual amount of electricity rent in the same percentage as the resulting percentage increase or decrease in Landlord's annual cost of electricity for the entire Building. Such percentage increase or decrease in Landlord's cost shall be calculated and reflected in the electricity rent in the following manner: First, the average monthly number of kilowatts of demand and the average monthly number of kilowatt hours of consumption (or at the option of Landlord only the average monthly number of kilowatt hours of consumption) shall be determined for the electricity used in the entire Building over the twelve
(12) monthly periods immediately preceding the rate change. Second, the cost thereof to Landlord shall be calculated at the rates in effect immediately prior to the rate change and at the rates in effect immediately after the rate change. Third, the percentage by which such cost after the rate change is greater or less than such cost before the rate change shall be determined. Fourth, the amount of electricity rent shall be increased or decreased by the same percentage, as the case may be. At the request of either party, the resulting increase or decrease in the electricity rent and the resulting new fixed rent shall be recorded in a memorandum signed by the parties and, from time to time, as appropriate, may be incorporated in a supplementary agreement modifying this lease to reflect the then current electricity rent included in the fixed rent.

      E. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Demised Premises on not less than thirty (30) days' notice to Tenant, or upon such shorter notice as may be required by the public utility serving the Building. In no event shall Landlord discontinue furnishing electricity to Tenant until Tenant shall have obtained from the public utility serving the Building an alternate source of electricity which Tenant agrees to obtain with due diligence. If Landlord exercises such right to discontinue or is compelled to discontinue furnishing electricity to Tenant, this lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and the fixed rent payable under this lease shall be reduced by the amount of the electricity rent then included therein. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain the electricity it requires in the Demised Premises directly from the public utility serving the Building and shall pay said public utility company therefor. Such electricity may be furnished by such public utility company to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity of substantially the same quantity, quality and character, directly from such public utility shall be installed by Landlord at Landlord's expense, if Landlord shall have discontinued furnishing electricity to Tenant voluntarily or shall have been compelled to do so by reason of any act or omission of Landlord in violation of any law or any rule or regulation of the public utility; or at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to Tenant by reason of any act or omission of Tenant in violation of any law or any rule or regulation of the public utility; or at the expense of Landlord and Tenant, to be shared so that Tenant shall pay that proportion thereof which is in the ratio of the number of days remaining in the terms of this lease after such discontinuance to the total number of days in the entire term of this lease, if such discontinuance shall have been by compulsion of law or any rule or regulation of the public utility and not by reason of any act or omission of Landlord or Tenant in violation of any law or any rule or regulation of the public utility.

      F. If and when Landlord shall be required or permitted to do so, by order or other action of the Public Service Commission or other public authority having jurisdiction, or by law, Landlord may (but, unless so required, shall not be obligated to) discontinue furnishing electricity to Tenant in the Demised Premises on a rent inclusion basis and may furnish such electricity on a sub-metering or other measured basis, on such terms, rates, charges, or methods or rules of billing as may be approved or permitted by the public authority having jurisdiction. If such public authority shall not establish a specific rate schedule or a maximum charge for such metered or otherwise measured electricity, Tenant shall not be required to pay Landlord more than 115% of the amount calculated by applying to Tenant's measured electrical demand and consumption the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes owed or other amounts automatically charged to customers by the public authority servicing the Building. All meters and other additional conductors and equipment and all other changes in the Building electrical system required for such change in Landlord's method of furnishing electricity shall be furnished, installed and performed by Landlord, at its expense. Effective as of the date Tenant receives electricity in the Demised Premises on such a metered or other measured basis, the fixed rent payable under this lease shall be reduced by the amount of the electricity rent and Tenant shall thereafter pay Landlord's permitted charges for such metered or otherwise measured electric service, as additional rent, when billed therefor by Landlord monthly or at such less frequent intervals as Landlord may determine. If more than one meter shall be used to measure the electric service to the Demised Premises, or so much thereof as shall be occupied by Tenant, the electric service rendered to Tenant shall be computed cumulatively for all such meters (i.e., as if a single meter had been used) unless Tenant, in purchasing such electricity directly from the utility, would have been required to use more than one meter therefor pursuant to law or the requirements of public authority. In the event that any direct tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, if and to the extent permitted by law or requirements of public authorities, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and be paid by Tenant.

      G. Landlord shall not be liable to Tenant in any way for any failure or defect in the supply or character of electricity furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any reason not attributable to Landlord. Tenant's use of electricity in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall furnish and install, at its expense, all original and replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises.

      H. If Tenant shall wish to dispute any determination of the value of electricity service to the Demised Premises made by the Engineer pursuant to this Article, it shall notify Landlord to such effect within twenty (20) days after receipt of written notice of such determination. Unless and until such dispute is determined in Tenant's favor, Tenant shall pay electricity rent and the resulting new fixed rent as computed in accordance with the Engineer's determination. The dispute shall be determined in the following manner. Tenant shall retain an independent electrical consultant ("Tenant's Consultant") to review the Engineer's Report and if, deemed advisable by Tenant, to make an independent inspection, survey and evaluation and report based upon the same criteria mandated to the Engineer by Part B of this Article 35. Tenant's Consultant's comments on the Engineer's Report and/or Tenant's Consultant's report of his inspection, survey and evaluation, shall be delivered to the Engineer and Landlord not later than thirty (30) days after Tenant shall have given Landlord the notice of dispute. If the Engineer and Tenant's Consultant are unable to agree upon the determination of the value of the electricity furnished to the Demised Premises within twenty (20) days after the delivery of such comments or report, the Engineer and Tenant's Consultant shall appoint a disinterested third electrical consultant, who shall, within twenty (20) days after such appointment resolve whatever differences may remain between the Engineer and Tenant's Consultant and on the basis of such resolution determine the value of the electricity service to the Demised Premises. If the Engineer and Tenant's Consultant are unable to agree upon a disinterested third electrical consultant within the twenty (20) day period above specified for agreement between the Engineer and Tenant's Consultant, and if the parties are unable to agree upon such a third electrical consultant within ten (10) days thereafter, either party, upon written notice to the other, may apply for the appointment of such a third electrical consultant by informal arbitration in accordance with Article 43. The fees and expenses of the Engineer incurred after receipt of Tenant's Consultant's comments or report shall be borne entirely by Landlord. The fees and expenses of Tenant's Consultant shall be born entirely by Tenant. The fees and expenses of the disinterested third electrical consultant shall be shared equally by Landlord and Tenant. If and to the extent that the value of the electricity furnished to the Demised Premises shall be determined to be less than the value originally determined by the Engineer, the amount of the resulting overpayment of electricity rent and the resulting new fixed rent shall be refunded by Landlord to Tenant or, at Landlord's option, credited against the installment(s) of rent next falling due hereunder.

36. Notice to Superior Lessors and Mortgagees
    -----------------------------------------

      A. The ground and underlying leases and mortgages referred to in Article 7, to which this lease is subject and subordinate, are hereinafter sometimes called "superior leases" and "superior mortgages", respectively, and the lessor of a superior lease or its successor in interest at the time referred to is hereinafter sometimes called the "lessor" of such superior lease. No prepayment of more than one month's fixed rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or any of its predecessors in interest.

      B. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy and shall include such reasonable period as may be required to obtain possession where possession is required in order to remedy such act or omission), provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue to remedy such act or omission.

      C. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to Landlord's estate in the Building or the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or a deed or otherwise, then at the election of such party so succeeding to Landlord's rights (herein sometimes called "successor landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant.

Tenant hereby waives any right Tenant may have under any present or future law to terminate this lease or surrender the Demised Premises by reason of the institution of any proceeding to terminate a superior lease or action to foreclose a superior mortgage and this lease shall not be affected by any such proceeding or action unless and until the lessor of the superior lease, or holder of the superior mortgage, elects in such proceeding or action to terminate this lease.

      D. If in connection with the procurement, continuation or renewal of any financing for which the Land [as hereinafter defined in Article 39A(1)] and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request any modifications of this lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not increase any of Tenant's financial obligations or decrease any of Landlord's services and do not otherwise materially increase the obligations of Tenant under this lease or materially and adversely affect any rights of Tenant under this lease.

      E. Landlord represents that at the date hereof, the only superior lease in existence is that certain ground lease dated September 15, 1953 (the "Ground Lease") between the Mutual Benefit Life Insurance Company, as Lessor, and Wolfson Management Corporation, as lessee, the lessor's interest in which is now held by Ciara Investors, Inc., and the lessee's interest in which is now held by Sheldon H. Solow. Landlord also represents that to its knowledge the only mortgages in existence are a first mortgage on the fee held by Franklin Savings Bank of New York.

      F. In the event a superior leasehold mortgage shall be made hereafter on the Ground Lease, and the Commencement Date shall have occurred and Tenant is in possession of the Demised Premises, then so long as no default on the part of Tenant exists, and no event has occurred, which has continued to exist for such period of time (after notice, if any, required by this lease) as would entitle Landlord in either instance to terminate this lease or to dispossess Tenant, Landlord shall use its best efforts (but shall not be required to incur any expense or obligation) to procure and deliver to Tenant within a reasonable time after the execution of any such superior leasehold mortgage on the Ground Lease, a non-disturbance agreement, in recordable form, from such superior mortgagee, substantially to the following effect:

            (1) Tenant shall not be joined as a party defendant (a) in any action or proceeding which may be instituted or taken by the mortgagee of the Ground Lease for the purpose of terminating the Ground Lease by reason of any default thereunder, or (b) in any foreclosure action or proceeding which may be instituted or taken by the holder of such leasehold mortgage on the Ground Lease; and

            (2) Tenant shall not be evicted from the Demised Premises nor shall Tenant's leasehold estate under this lease be terminated or disturbed, nor shall any of Tenant's rights under this lease be affected in any way, by reason of any default under such superior mortgage on the Ground Lease.

37. Estoppel Certificate
    --------------------

            Each party shall, at any time and from time to time, at the request of the other party, upon not less than, five (5) days' notice, if given in person, or ten (10) days' notice, if given by mail, execute and deliver to the other a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

38. Indemnification and Liability of Landlord
    -----------------------------------------

      A. Tenant shall indemnify and save harmless Landlord and its agents against and from (a) any and all claims (i) arising from (x) the conduct of business in or management (other than by Landlord of the Demised Premises or (y) any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Demised Premises during the term of this lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises pursuant to this lease, or
(ii) arising from any act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Landlord.

      B. Tenant shall look only to Landlord's leasehold estate in the Land and Building (or the proceeds thereof) and, if and to the extent expressly provided for in this lease, offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement, procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder or Tenant's use and occupancy of the Demised Premises.

39. Escalation for Increases in Real Estate Taxes
    ---------------------------------------------

      A. As used herein:

            (1) "Taxes" shall mean the real estate taxes and assessments imposed upon the land on which the Building is erected (the "Land") and the Building. Penalties and interest on Taxes, and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from the term Taxes for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, capital, rents, income, profits or other tax or charge shall be substituted for the Taxes now or hereafter imposed upon said Land and the Building, such franchise, capital stock, capital, rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than said Land and the Building, shall be deemed included in the term Taxes for the purposes hereof.

            (2) "Tax Year" shall mean a fiscal or calendar year for which Taxes shall be imposed and falling partly or wholly within the term of this lease.

            (3) "Base Tax" shall mean the Taxes for the tax year July 1, 1985 through June 30, 1986.

            (4) "Tenant's Proportionate Share" shall mean a fraction of which the numerator is the rentable area of the Demised Premises and the denominator is the total rentable area of the Building above grade. For the purposes of this lease the rentable areas of the Demised Premises and of the Building above grade shall be deemed to be 5,396 square feet and 60,700 square feet, respectively, and Tenant's Proportionate Share may be expressed as a percentage (i.e., 8.89%).

      B. If the Taxes for any Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Commencement Date or the Expiration Date, as the case may be. Tenant's obligation to pay such additional rent and Landlord's obligation to refund pursuant to Part C below, as the case may be, shall survive the termination of this lease. If the Taxes for any Tax Year, or an installment thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Landlord's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

      C. Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the Land and the Building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in its sole judgment considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Part B above, Landlord shall repay to Tenant, with reasonable promptness, Tenant's Proportionate Share of such refund and of any interest received thereon after deducting from such refund and interest the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund. If the Base Tax shall be reduced from the amount originally imposed after Landlord shall have rendered a Tax Statement (as provided in Part D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Landlord's demand, shall pay any increase in additional rent resulting from such adjustment.

      D. At any time during a Tax Year after the Taxes for such Tax Year become known Landlord may, or else with reasonable promptness after the end of such Tax Year, Landlord shall, render to Tenant a comparative statement (the "Tax Statements") showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. The Tax Payment shown on the Tax Statement may, at Landlord's option, be payable in full or in such installments (not more frequent than monthly) as Landlord may determine. Tenant shall pay the amount of the Tax Payment shown on the Tax Statement (or the balance or a proportionate installment thereon, if only an installment is involved) concurrently with the installment of fixed rent then or next due, or if the Tax Statement shall be rendered at or after the termination of this lease within thirty (30) days after such rendition. Whenever so requested, but not more often than once a year, Landlord shall furnish Tenant with a reproduced copy of the bill (or receipted bill) for the Taxes for the current or next preceding Tax Year.

      E. The Tax Statement for a Tax Payment for any Tax Year shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after receipt of the Tax Statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the respect(s) in which the Tax Statement is claimed to be incorrect and (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute to informal arbitration pursuant to
Article 43 within sixty (60) days after receipt of the Tax Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the additional rent in accordance with the Tax Statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to credit against rents then or thereafter due hereunder, the amount of Tenant's overpayment of rents resulting from compliance with the Tax Statement.

40. Escalation for Wage Rate Increases
    ----------------------------------

      A. As used herein:

            (1) "Wage Rate" shall mean one-half of the combined total of (a) the minimum regular wage ("base pay") and (b) all other sums, both computed on an hourly basis, required to be paid annually to or for the benefit of (i) porters and (ii) cleaning women engaged in the general maintenance and operation of the office buildings of the type and in the vicinity of the Building pursuant to a collective bargaining agreement negotiated by Realty Advisory Board on Labor Relations, Inc., or any successor thereto, with Local 32B-32J, Building Service Employees International Union, AFL-CIO, or any successor thereto. The Wage Rate shall include, but not be limited to, base pay and all sums paid for pension, welfare, dental and training fund contributions, mandatory bonuses, mandatory or customary overtime pay, social security, unemployment, disability benefits, health, life, accident, Workers' Compensation and any other type of insurance. The Wage Rate shall be computed by dividing the combined total amount so required to be paid, to or for the benefit of the employee, annually, by the number of hours (including mandatory or customary overtime) that the employee is actually or customarily required to work annually if the employee takes all of the paid time off to which he or she may be entitled. Such paid time off shall include but not be limited to vacations, holidays, sick days, birthdays, medical check-ups, relief time, jury duty, funeral leave and voting time off. If length of service shall be a factor in determining any element of Wage Rate, such as vacation, it shall be conclusively presumed that all employees have had five years service. The calculation of sums paid for Workers' Compensation shall be based upon the annual rates for cleaners published by the New York State Workers' Compensation Rating Board. Jury duty, funeral leave and voting time off shall be calculated on the basis of an average of two days per year for all together. If any such agreement is not entered into or if said Realty Advisory Board (or its successor) shall cease to bargain collectively, then the Wage Rate shall be one-half of the combined total of the base pay and other sums as aforesaid, computed on an hourly basis, annually, to or for the benefit of porters and cleaning women engaged in the maintenance and operation of the Building and payable by either Landlord or the contractor furnishing such services, but not in excess of one-half of such combined total of the base pay and other sums as aforesaid, computed on an hourly basis, payable annually to or for the benefit of porters and cleaning women engaged in the general maintenance and operation of buildings of the same type as, and in the vicinity of, the Building.

            (2) "Base Wage Rate" shall mean the Wage Rate in effect on December 31, 1985 (the "Base Wage Date").

      B. If the Wage Rate shall be changed at any time after the Base Wage Date and shall be greater than the Base Wage Rate at any time(s) during the term of this lease, Tenant shall pay to Landlord as additional rent an annual sum equal to 1.5 times the product obtained by multiplying (i) the number of cents (including any fraction of a cent) by which the Wage Rate exceeds the Base Wage Rate by (ii) the number of square feet of rentable area of the Demised Premises, which for the purposes hereof shall be deemed to be 5,396 square feet. Such additional rent shall be payable in equal monthly installments commencing with the first monthly installment of fixed rent falling due hereunder after the effective date of such change in the Wage Rate and continuing thereafter until a new adjustment in such additional rent shall be established and become effective in accordance with the provisions of this Article. If any such change in the Wage Rate shall be made retroactively, Tenant shall pay Landlord, or Landlord shall pay or, at Landlord's election credit to Tenant (as the case may be), the amount of the consequent adjustment of additional rent under this Part B with the next installment of fixed rent. Landlord shall give Tenant written notice of each change in the Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Part B, with reasonable promptness after Landlord learns thereof, and such notice shall contain Landlord's calculation of the annual rate of additional rent payable resulting from such change in the Wage Rate.

      C. Every notice given by Landlord pursuant to Part B above shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after the receipt of such notice Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, shall submit the dispute to informal arbitration pursuant to Article 43 within sixty (60) days after receipt of the notice. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with Landlord's notice and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to take a credit against the next installment(s) of fixed rent equal to, the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement.

41. Restrictions on Signs
    ---------------------

            No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of the Demised Premises, or at any point inside the Demised Premises, where the same might be visible outside of the Demised Premises, except that the name of Tenant may be displayed on or next to the entrance door of the Demised Premises consistent with similar displays by other tenants in the Building, subject to the approval of Landlord as to the size, color, material, style and location of such display. The inscription of the name of Tenant on or next to the door of the Demised Premises shall be done by Landlord at the expense of Tenant.

42. Consents
    --------

      A. Wherever in this lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, such consent or approval or exercise of judgment (hereinafter referred to collectively as "consent") shall also not be unreasonably delayed. If a party considers that the other party has unreasonably withheld or delayed a consent it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent, or in case notice of denial is not received within twenty (20) days after making its request for the consent, within ten (10) days after the expiration of such twenty (20) day period, and within ten (10) days after giving the first mentioned notice it may submit the question of whether the withholding or delaying of such consent is unreasonable to determination by informal arbitration in the manner provided in Article 43. Failure to give such first mentioned notice or to make such submission to arbitration within the period hereinabove provided therefor shall preclude any further right to dispute the reasonableness of such withholding of consent. A consent shall not be deemed to have been unreasonably withheld or delayed unless the aggrieved party complies with the foregoing procedure and it shall be so determined by arbitration as aforesaid. In the event of such determination, the requested consent shall be deemed to have been granted for all purposes of this lease; however, the party who shall have refused or failed to give such consent shall not have any liability to the other party therefor. The only remedy for an unreasonable withholding or delaying of consent by either party shall be as provided in this Article.

      B. Wherever in this lease or any Exhibit it is provided that the approval of a representative of either party (such as Landlord's engineer or architect or Tenant's designer or engineer) is required for any particular matter, such approval shall be deemed to be a consent of the party for the purposes of Part A of this Article, provided that a true copy of the notice requesting such approval is given to the party so represented before the other party may claim that such approval has been unreasonably withheld or delayed.

      C. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel, architect, engineer or other representative or agent of Landlord as to the form or substance thereof, Tenant shall pay to Landlord the reasonable fee of such expert for his opinion on Landlord's demand therefor. The provisions of this Part C shall not be applicable to the review by Landlord of any document submitted in connection with the subletting referred to in Part L of Article 44.

43. Informal Arbitration
    --------------------

      A. Every dispute between the parties which is specifically provided in this lease to be determined by informal arbitration shall be submitted to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc. (or to such officer of said Real Estate Board or of any similar organization then successor thereto, having like authority or duties), for determination by him or by such other impartial person or persons as he may designate, and such determination, when made and rendered to the parties in writing, shall be final and conclusive on the parties. Such submission may be made by either party on notice to the other ("Notice of Dispute") and the other party may then, within ten (10) days after receipt of the Notice of Dispute present its statement of the matter in dispute (the "Reply") to such arbitrator, upon notice to the first party. The expenses of such informal arbitration shall be borne by the parties equally.

      B. If at the time such dispute is to be submitted neither the Real Estate Board of New York, Inc. nor any such successor organization shall exist, or if at such time the appropriate officer of said Real Estate Board or of such successor organization shall be unwilling or unable to accept the submission, or if despite diligent efforts made in good faith by either party, the arbitrator is not appointed or does not commence hearing the matter within thirty (30) days after the receipt of the Reply, or if the arbitrator to whom the matter is submitted shall fail to render his decision to the parties in writing within sixty (60) days after the receipt of the Reply, then in any such event, at the instance of either party, if the event shall not be due to its fault or neglect, the matter in dispute shall be determined by arbitration in the City and County of New York in accordance with the Commercial Arbitration rules then obtaining of the American Arbitration Association (or any organization then successor thereto).

      C. Notwithstanding anything to the contrary provided elsewhere in this lease, either party may elect, in the manner hereinafter provided, to have any dispute which would otherwise be determinable by informal arbitration pursuant to Part A of this Article, determined by the Supreme Court of New York, New York County, under the New York Simplified Procedure for Court Determination of Disputes pursuant to Section 3031 of the Civil Practice Law and Rules of the State of New York. Such election may be exercised by either party (i) giving the other party a notice requesting such judicial determination of the matter in dispute, which shall include an express statement of the election making specific reference to this Part C and (ii) at the same time serving the other party with the judicial process for submission of such dispute for such determination pursuant to said
Section 3031. Such notice of election and service of process must be given and made, if by the party seeking to submit the dispute to determination, when the Notice of Dispute referred to in Part A of this Article would have to be served if the dispute were to be determined by informal arbitration, or if by the other party, within ten (10) days after receipt of the first party's Notice of Dispute. In such event, each party shall be empowered to do all acts and to make all motions consistent with the New York Simplified Procedure for Court Determination of Disputes, including without limitation the motion to settle the terms of the statement specified in Section 3034 thereof. The expenses of such procedure shall be borne by the parties equally.

44. Assignment and Subletting
    -------------------------

            Notwithstanding the provisions of Articles 11 and 34B(8), and in modification and amplification thereof:

      A. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the undertenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of any of the provisions of Article 11 or of this Article, or the acceptance of the assignee, undertenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to assignment, mortgaging, underletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or underletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

      B. Tenant may, upon prior notice to Landlord and the receipt of Landlord's prior written consent which shall not be unreasonably withheld:

            (1) Assign this lease for the use set forth in Article 2 to a corporation or other business entity (herein sometimes called a "successor corporation") into or with which Tenant shall be merged, or consolidated, or to which substantially all of Tenant's assets may be transferred, provided that the successor corporation shall have effec-tively assumed substantially all of Tenant's obligations and liabilities, including all obligations under this lease, by operation of law or appropriate instruments of merger, consolidation or transfer and shall be of a character and be engaged in a business which shall be in keeping with the standards in such respects of the tenancies then existing in the Building. In case of an assignment by merger or consolidation, a true copy of the instrument of merger or consolidation containing the successor corporation's assumption of Tenant's obligations and liabilities, effectively assuming Tenant's liabilities under this lease, shall be acceptable to Landlord in lieu of the agreement mentioned in the first sentence of Part 3 below.

            (2) Sublet any part or parts of the Demised Premises for the use set forth in Article 2 to a corporation or other business entity (herein called a "related corporation") which shall control, be controlled by or be under common control with Tenant, provided (i) Tenant shall continue to occupy at least 25% of the rentable area of the Demised Premises, (ii) Tenant shall comply with Part H below, and (iii) such subtenant shall continue to be a related corporation of Tenant and its character and manner of use of the Demised Premises shall comply with the standard in such respects of the other tenancies in the Building, but in no event shall the Demised Premises be physically divided in the event of a sublease of less than the entire Demised Premises. Any related corporation may use and occupy a part of the Demised Premises for any of the purposes permitted by this lease, subject to compliance with Tenant's obligations under this lease, provided Tenant shall notify Landlord ten (10) days prior to the commencement of such use of (i) the name of the related corporation, (ii) the manner in which the related corporation is related to Tenant, and (iii) the period of time during which the related corporation shall use the Demised Premises; however such use shall not be deemed to vest in any such related corporation any right or interest in this lease or the Demised Premises. As used herein in defining a related corporation, control shall be deemed established by ownership of over 50% of the stock or other voting interest of the controlled corporation or other business entity.

      C. Except as provided in Part B above, if Tenant shall desire to assign this lease or to sublet the Demised Premises, in whole or in part, to anyone other than a related or successor corporation, only for the use set forth in
Article 2, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) a description identifying the space to be sublet and Tenant's improvements included therein; (iii) the basic terms and conditions, including the effective date, of the proposed assignment or subletting; (iv) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the Demised Premises or part thereof; and (v) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord shall then have the following options, to be exercised by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent and of such further information as Landlord may request pursuant to clause (v) above:

            (1) If Tenant shall desire to sublet the Demised Premises as a whole, Landlord may require Tenant to vacate and surrender the Demised Premises, or if Tenant shall desire to sublet a part of the Demised Premises, the part thereof proposed to be sublet, to Landlord and to accept a termination of this lease as a whole or as to the part to be subleased (as the case may be) effective as of the date of the proposed assignment or sublease and this lease shall then terminate as a whole or as to the part proposed to be sublet (as the case may be) as if such day were the Expiration Date; or

            (2) In case of a proposed assignment, Landlord may require Tenant to assign this lease (and any then existing subleases) to Landlord without merger of Landlord's estates, effective as of the day preceding the effective date of the proposed assignment; or

            (3) Landlord may lease back from Tenant (a) the entire Demised Premises, including Tenant's improvements therein which Tenant shall have intended to include in the proposed subletting or assignment, for the balance of the term (less one day) of this lease, or (b) the part of the Demised Premises proposed to be sublet by Tenant for either the balance of the term (less one day) of this lease, or the term of Tenant's proposed subletting, as Landlord may determine in its sole discretion.

If Landlord shall elect to require Tenant to surrender the Demised Premises and accept a termination of this lease pursuant to subparagraph (1) above or to surrender a part of the Demised Premises pursuant to subparagraph (3) above, the term of this lease as to the entire Demised Premises, or as to the part thereof proposed to be sublet (as the case may be), shall end on the day preceding the effective date of the proposed assignment or sublease (as the case may be) as if that were the Expiration Date. Regardless of which option Landlord exercises under this Part C, whether to terminate the lease in whole, to take an assignment of this lease, to terminate the lease as to the part of the Demised Premises proposed to be sublet, or to lease back the Demised Premises or the part thereof proposed to be sublet, Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease the Demised Premises, or such part thereof, to Tenant's prospective assignee or subtenant. Any such surrender and termination, or assignment or lease back shall be subject to any then existing subleases which shall have been made in compliance with this Article and Tenant shall concurrently assign its interest therein to Landlord (without merger of Landlord's estates).

      D. If a part of the Demised Premises is surrendered to Landlord pursuant to Part C above, or is leased back to Landlord pursuant to Part C above, Landlord, at Landlord's expense, shall make such alterations as may be required to physically separate such surrendered space from the remainder of the Demised Premises and shall also repair or restore to tenantable condition any part of the remainder of the Demised Premises which is physically affected by such separation. If necessary, Tenant shall afford Landlord and its tenants, undertenants and licensees reasonably appropriate means of ingress and egress to and from such surrendered space, and any alterations required therefor shall be performed by Landlord, at Landlord's expense. In the case of a surrender of part of the Demised Premises Landlord and Tenant shall execute and deliver a supplementary agreement modifying this lease as of the day following such surrender, by eliminating such surrendered space from the Demised Premises, reducing the rents (fixed and additional) allocable to such part of the Demised Premises and appropriately modifying the other terms and provisions of this lease to reflect the elimination of such surrendered space from the Demised Premises.

      E. If Landlord shall exercise its option, pursuant to Part C above, to lease back the Demised Premises, or a part thereof together with Tenant's improvements therein (herein collectively called the "Leaseback Area"), Tenant shall be deemed automatically to have subleased the Leaseback Area to Landlord (herein sometimes called the "Backleasing" or "Backlease") for the term provided for in said Part C (the "Backlease Term"), for fixed rent at the same annual rate per square foot of rentable area and with additional rents or credits against fixed rent determined in the same manner as is provided for in Articles 39 and 40 and otherwise on the same terms, covenants and conditions as are provided in this lease, except such as by their nature or purport are inapplicable or inappropriate to such Backleasing or are inconsistent with the further provisions of the following paragraphs of this Part E.

            (1) Landlord shall accept the Leaseback Area "as is". Landlord may make any and all alterations, improvements and decorations in the Leaseback Area for occupancy by Landlord and/or its undertenants in such manner as Landlord may see fit, provided that the layout, equipment and finish of the Leaseback Area shall be consistent with those of other comparable tenant space units in the Building. Any undertenant of Landlord may, at the election of Landlord, be permitted to make alterations, improvements and decorations therein subject to the same qualifications. Any such alterations, improvements and decorations made by Landlord or any undertenant or assignee of the Backlease may be removed in whole or in part, at Landlord's option, prior to or upon the expiration of the Backlease, provided that any damage or injury to the Leaseback Area caused by such removal shall be promptly repaired without expense to Tenant.

            (2) Landlord shall have the unqualified and unrestricted right, without Tenant's consent, to underlet the Backlease Area in whole or in part to any entity (who may be Tenant's proposed assignee or subtenant) for any period or periods of time not extending beyond one (1) day before the expiration of the Backlease Term, at such rentals and on such terms and conditions as Landlord shall determine. Landlord may underlet the Leaseback Area and parts thereof separately or in combinations as Landlord sees fit. The Backlease may be assigned by Landlord without Tenant's consent but such assignment shall not be effective unless the transferee executes and delivers to Tenant a written agreement assuming all of Landlord's obligations under the Backlease, and in such event Landlord shall continue to be fully responsible jointly and severally with such assignee for all of Landlord's obligations under the Backlease. Tenant shall not be responsible for furnishing to the Leaseback Area or the occupants thereof any of the work or services undertaken in this lease to be furnished by Landlord to the Demised Premises and Tenant or for the making of any repairs or the incurrence of any expense with respect to the Leaseback Area during the Backlease Term applicable thereto. At the expiration or earlier termination of the Backlease Term, Landlord shall have no obligation to restore or alter or improve the Leaseback Area and Tenant shall take possession of the Leaseback Area in the condition that the same shall then be in provided only that, if such expiration or earlier termination of the Backlease Term shall occur earlier than one (1) month prior to the termination of this lease, all facilities necessary to the use and occupancy of the Leaseback Area, or any subdivisions thereof as they then exist, such as ceilings, lighting fixtures, electrical outlets, and heating, ventilation and air-conditioning systems, are to be in place are in good working order and the Leaseback Area is to be otherwise in good repair and tenantable condition for general office use.

            (3) Except as hereinafter in this Part E otherwise provided, all installments of fixed rent and additional rent falling due under the Backlease shall be automatically offset against installments of fixed rent and amounts of additional rent then or next due under this lease and all installments of fixed rent and additional rent falling due under this lease shall be automatically offset PRO TANTO against installments of
                                          ---------
      fixed rent and amounts of additional rent then or next due under the Backlease. Such mutual offsets shall end if, as and when an institutional successor landlord shall be in possession of the Building and be entitled to collection of rents from Tenant or shall have succeeded to Landlord's interest in this lease. If Landlord shall default in the performance of any of its obligations under the Backlease, Tenant shall not be entitled to offset any loss, damage or expense suffered thereby (including any amount of any fixed rent and additional rent unpaid thereunder) against such institutional successor Landlord.

            (4) However, any such successor landlord shall have the same notice and opportunity to cure Landlord's defaults under the Backlease as is provided for in Article 36B for curing Landlord's defaults under this lease. Unless LandLord's default under the Backlease is so cured, nothing contained in this paragraph shall be deemed to nullify or impair any of Tenant's rights, upon default in performance of any of Landlord's obligations under the Backlease, to terminate the Backlease and/or to re-enter the Leaseback Area in the same manner as Landlord could with respect to the Demised Premises and to have the same remedies with respect to the Leaseback Area as Landlord would have with respect to the Demised Premises. As security for performance of Landlord's obligations under the Backlease, Landlord agrees to assign to Tenant, effective upon the occurrence or continuance of a default by Landlord under the Backlease as would entitle Tenant to terminate the Backlease or re-enter the Leaseback Area, all of Landlord's right, title and interest in and to such underlettings as Landlord shall have made with respect to the Leaseback Area, so as to allow Tenant to then be entitled to collect and retain all rentals payable by such under-lessees.

            (5) Landlord and Tenant expressly negate any intention that any estate created by or under the Backlease shall be merged with any other estate held by either of them. At the request of either party, Landlord and Tenant shall mutually execute and deliver an instrument or instruments of sublease and, if appropriate, of assignment to confirm and separately set forth the demise, rent, terms, conditions and other provisions of the Backleasing of the Leaseback Area as may be appropriate, and to assure and effectuate the assignments of underleases and underlease rentals provided for in paragraph (4) of this Part E.

      F. If Landlord shall not exercise any of its options pursuant to Part C above, Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to Part C, provided that the following further conditions shall be fulfilled:

            (1) The Demised Premises, or the part thereof proposed to be sublet, shall not have been listed or otherwise publicly advertised for assignment or subletting, without Landlord's prior written consent, at a rental rate less than the higher of (i) the rate of fixed rent and additional rent then payable hereunder, or (ii) the rate of fixed rent and additional rent for which leases of comparable space in the Building or in comparable buildings are then being made. However, this shall not be deemed to prohibit Tenant from negotiating or consummating a sublease at a lower rental rate, if and only if prior to consummating such a sublease Tenant shall first have offered, on at least twenty (20) days' notice, to sublet the space involved to Landlord for the same rents and term and other financial conditions. If Landlord accepts such offer, the resulting sublease will constitute a Backlease, subject to all the provisions of Part E above except as to rents and other financial conditions of the proposed sublease.

            (2) Tenant shall not then be in default hereunder beyond the time herein provided to cure such default.

            (3) The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises in a manner in keeping with the standards in such respect of the other tenancies in the Building and if Landlord should have or within six months will have suitable space available in the Building, the proposed assignee or subtenant shall not then be (i) a tenant of any space in the Building other than of space included in the Demised Premises, or (ii) a prospective tenant with whom Landlord shall have been negotiating for the leasing of space in the Building. The proposed use of the Demised Premises by the proposed assignee or subtenant shall not be likely to increase Landlord's operating expenses beyond that which would be incurred for use by Tenant or for use in accordance with the standards of use of other tenancies in the Building.

      G. Every subletting hereunder pursuant to Part B or F above shall be subject to the following further conditions:

            (l) The subletting shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

            (2) No subletting shall end later than one day before the Expiration Date of this lease or shall be for a term of less than two year(s) unless it ends not more than one month before the Expiration Date.

            (3) The subletting is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election the subtenant shall attorn to and recognize Landlord as the subtenant's landlord under the sublease and the subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

            (4) The Demised Premises shall not be occupied at any time by more than two (2) subtenants or one (1) subtenant and Tenant including related corporations as defined in Article 44 B(2). The areas to be sublet shall have direct access to the public corridor, elevators, stairwells and toilets on the 6th floor of the Building. All access corridors shall not be less than 6 feet in width and shall be constructed in compliance with all applicable laws and ordinances and requirements or public authorities. it

      H. Tenant shall furnish Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any subletting provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon any request for consent to assignment or subletting pursuant to this Article.

      I. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this lease.

      J. Notwithstanding anything to the contrary hereinabove set forth, no assignment of this lease shall be binding upon Landlord unless the assignee shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement in recordable form shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease.

      K. (l) If Tenant shall receive any consideration from its assignee for or in connection with the assignment of this lease or from the sale or use of Tenant's Property (as defined in subparagraph (3)(c) of Part C of Article
      34) or Tenant's interests in Tenant's Installations, as hereafter in subparagraph (4) defined, other than from a successor corporation, then, except as provided in paragraph (3) below, Tenant shall account to Landlord therefor and shall pay over to Landlord all of such consideration.

            (2) If Tenant shall receive any rents and/or consideration from its subtenant, other than from a related corporation, which for any period shall exceed the per square foot rates of the fixed rent and the additional rent payable under this lease pursuant to Articles 39 and 40 for the same period; or if Tenant shall receive from its subtenant any consideration for the sale or use of Tenant's Property or Tenant's right to use Tenant's Installations; then, except as provided in paragraph (3) below, in each instance Tenant shall account to Landlord therefor and shall pay over to Landlord all of such rents and/or other "net consideration" (as hereinafter defined). Such net consideration shall consist of the excess referred to in the first sentence of this subparagraph (2) less reasonable brokerage commissions, legal fees and related legal disbursements.

            (3) If Tenant shall receive consideration from any subtenant or assignee other than a related corporation as defined in Article 44 from the sale or use of Tenant's Property, Tenant shall account to Landlord therefor and shall pay over to Landlord so much of such consideration as shall exceed the fair market value of such Tenant's Property. If the parties are unable to agree on such fair market value, such value shall be determined by informal arbitration in accordance with Article 43.

            (4) "Tenant's Installations" shall mean any fixtures, improvements or other installations that have been incorporated into the Demised Premises initially as Tenant's Work, as defined below in Article 47, or thereafter as Tenant's Changes and do not constitute Tenant's Property.

      L. Notwithstanding the foregoing provisions of this Article 44, Tenant may, subject to Landlord's consent which shall not be unreasonably withheld, provided Tenant shall make the submission to Landlord described in Part C of this Article 44, sublet up to 3,000 square feet of the Demised Premises once only to a subtenant meeting the requirements set forth in subparagraph (3) of Part F of this Article 44. Landlord shall not have the options contained in Part C with respect to such subletting and Part K shall not apply with respect to such subletting.

45. Brokerage
    ---------

            Landlord and Tenant represent and warrant to the other that no broker, or other person acting as such, was instrumental or had any part in procuring this lease other than American Realty Advisors Inc., and Tenant agrees to testify to such effect if called upon so to do by Landlord. Landlord shall pay said broker a commission for procurement of this lease in accordance with Landlord's separate agreement with such broker. Tenant shall indemnify and hold Landlord harmless against any claim for compensation for or in connection with the procurement of this lease which may be asserted against Landlord by anyone other than said broker who may claim to have dealt with Tenant.

46. Rent Control
    ------------

            If at the commencement of, or at any time(s) during the term of this lease, the rent(s) reserved in this lease shall not be fully collectible for reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this lease, (a) the rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this lease for the periods following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect. Any security deposited by Tenant may be retained by Landlord for one year after such termination of this lease, to secure collection of any amount Landlord may be entitled to receive pursuant to clause (b) above.

47. Condition of the Demised Premises
    ---------------------------------

      A. Tenant has inspected the Demised Premises and shall take possession of the Demised Premises "as is", and Landlord shall have no obligation. to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant's occupancy. Tenant shall, at its expense, and in compliance with the further provisions of this Article 47, Building regulations and procedures, and other applicable provisions of this lease, make such alterations, improvements and decorations in the Demised Premises as Tenant may consider necessary or desirable to prepare the same for Tenant's occupancy ("Tenant's Work"). In addition, Tenant shall, at Tenant's expense, make any and all changes, modifications or alterations to the existing sprinkler system necessitated by reason of Tenant's Work.

      B. Tenant shall have prepared, at its expense, and shall submit to Landlord for its approval complete, finished, detailed and fully dimensioned architectural, electric and engineering plans and drawings (1/4' scale), and specifications for Tenant's Work ("Tenant's Plans"), employing engineers approved by Landlord (who shall not unreasonably withhold such approval). Tenant's Plans shall be practicable and shall conform to the existing physical condition of the Building, the filed plans and specifications for the Building, and all applicable laws and requirements of law and public authorities, including, without limitations, the State Lighting Efficiency Standards for Existing Public Buildings Act, Article 8 of the New York Energy Law, as amended, and the rules and regulations implementing the same.

      C. Upon Landlord's written approval of Tenant's Plans, Tenant, at its expense, shall cause Tenant's Plans (including such mechanical plans and specifications) to be filed with the governmental agencies having jurisdiction thereof, in order to obtain, and shall obtain, all governmental permits, approvals, licenses, authorizations, waivers, consents and certificates (collectively "Permits") which may be required in connection with the performance of Tenant's Work. Landlord shall with reasonable promptness sign the applications for such Permits prepared by Tenant which require Landlord's signature and Tenant shall indemnify and hold Landlord harmless against any claim, cost, liability or expense resulting from any error, omission or other impropriety or deficiency in any such application. Tenant's Work shall be governed by the provisions of Articles 3 and 34C(3) with respect to Tenant's Changes as if Tenant's Work were Tenant's Changes as modified and supplemented by this Article. Tenant shall employ, as its general contractor for the performance of Tenant's Work, such contractor as Tenant may select and Landlord shall approve. Tenant may submit a list of proposed general contractors for Landlord's approval. If Landlord does not approve one or more of the contractors on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit a list to Landlord of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord shall permit Tenant's contractors and suppliers to move construction materials, supplies and equipment for Tenant's Work to the Demised Premises and to remove construction waste and debris therefrom, by an elevator to be designated by Landlord, at times appointed by Landlord after normal hours or on other than business days, giving effect to other previously made appointments. Tenant's contractors and suppliers shall pay Landlord's specified regular charges which shall be established by Landlord on an extra cost reimbursement basis for the use of such elevator at such times. Such use of elevators shall be subject to reasonable scheduling and supervision by Landlord. Tenant shall, and shall cause its contractors and suppliers to, comply with Landlord's rules and regulations, and Landlord's directions for the coordination and control of construction activities in the Building and the protection and security of the Building and its systems and occupants.

      D. Throughout the performance of Tenant's Work in or about the Demised Premises, Tenant shall maintain, or cause to be maintained:

                        (i) Worker's Compensation insurance coverage in
            statutory limits for all eligible workmen engaged in Tenant's Work;

                        (ii) Public Liability insurance, of which Landlord shall
            be a named assured, in limits of $1,000,000/$3,000,000 for bodily injury and death, $500,000/$1,500,000 for property damage and $5,000,000 umbrella coverage for bodily injury, death and property damage, which shall also include automobile liability insurance and blanket contract liability coverage for Tenant's indemnity obligations to Landlord under this lease; and

                        (iii) Builder's All-Risk insurance in an amount equal to
            the value of Tenant's Work on the completion thereof.

Tenant shall submit to Landlord, before commencement of any Tenant's Work in or about the Demised Premises, certificates of such Worker's Compensation, Public Liability and Builder's All-Risk insurance.

48. Insurance
    ---------

      A. Tenant shall at all times keep Tenant's Property and all other alterations, installations and improvements made by Tenant in the Demised Premises now or hereafter included in the Demised Premises insured for damage by fire and lightning, vandalism, malicious mischief and all other risks and hazards comprehended by the full "extended coverage" endorsements and against such other hazards and risks as Landlord may from time to time reasonably designate, for the "full replacement cost" thereof. Such full replacement cost shall be determined from time to time but not more frequently than once in any twenty-four (24) calendar month period at the request of Landlord or any superior mortgagee or lessee (as defined in Part A of Article 36) by an appraiser, engineer, architect or contractor designated by Landlord or such superior mortgagee or lessee.

      B. In addition to fire, lightning and extended coverage insurance, Tenant will maintain personal injury or property damage insurance, under a policy of general public liability insurance, with such limits as may reasonably be requested by Landlord from time to time, but not less than $1,000,000/ $3,000,000 in respect to bodily injury or death and $1,000,000 for property damage, and the policy or policies evidencing such insurance shall include Landlord as an additional insured, but only with respect to liability arising out of the ownership, maintenance or use of the Demised Premises.

      C. All policies required to be maintained pursuant to the provisions of this lease shall be issued by an insurance company or companies having a Best's rating of at least A/AAA and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this lease shall have a written undertaking from the insurer to notify all insureds thereunder at least thirty (30) days prior to cancellation thereof. Tenant may provide any insurance required pursuant to the provisions of this lease under a so-called blanket policy or policies covering other parties and locations so long as the coverage under such policy or policies is not thereby diminished. Upon request, Tenant shall furnish Landlord with a certificate of insurance evidencing any such policy or a certificate naming Landlord as an additional insured.

49. Termination for Demolition
    --------------------------

            If Landlord shall in good faith decide to demolish the Building, Landlord may terminate the Lease by giving Tenant at least six (6) months notice to such effect and thereupon the Lease shall end upon the termination date set forth in said notice with the same force and effect as if that were the date originally specified in the Lease for the expiration of the term of the Lease. Landlord shall have no liability to Tenant, if Landlord shall thereafter fail to demolish the Building by reason of any cause or circumstance beyond Landlord's reasonable control.

50. Abatement of Rent
    -----------------

            The fixed rent reserved in the granting clause of this lease shall be fully abated for the period beginning on the Commencement Date and ending on November 30, 1985. Tenant shall pay the fixed rent from and after December 1, 1985 (the "Rent Commencement Date").

51. Miscellaneous Additional Provisions
    -----------------------------------

      A. This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt requested, directed to the Tenant and any successor at Tenant's address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) business days after such process is so mailed.

      B. By lease of even date herewith (the "Companion Lease") Landlord leased to Tenant the entire tenant occupancy area of the 13th floor of the Building. Tenant agrees that any default under the Companion Lease shall be deemed a default under this lease and that any default under this lease shall be deemed a default under the Companion Lease. In the event that Landlord shall exercise any right to cancel this lease or the Companion Lease for default of Tenant, the term of this lease and/or the Companion Lease, as the case may be, shall expire.

      C. Supplementing Rule 5 and Part L of Article 44, Landlord will permit Tenant to display the name of Tenant's subtenant on the entrance door of the Demised Premises and in the elevator lobby of the Demised Premises, subject to the reasonable approval of Landlord as to size, color and style of such display.

                                   [ILLEGIBLE]

                                    [GRAPHIC]

================================================================================
4 West 58th St.
NEW YORK, NEW YORK
FLOOR - 6

================================================================================

                                    EXHIBIT B

                              RULES AND REGULATIONS

            1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. No tenant shall permit its employees to use the elevators before 10:00 A.M. for the purpose of taking a coffee break or similar activity. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. No tenant shall permit its employees to loiter in elevators, stairways, corridors, lobbies or other public areas of the Building, or in or about any plaza or sidewalk of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

            2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every tenant shall co-operate to prevent the same, in or about its premises.

            3. No tenant shall obtain or accept for use in its premises ice, drinking water, towel, barbering, boot blacking, floor polishing, rug cleaning, venetial blind cleaning, lighting maintenance, cleaning, exterminating, removal of waste paper or garbage, or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always, that the quality of and the charges for such services by persons authorized by the Landlord are reasonably comparable to those of other regular suppliers of such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by the Landlord. The Landlord may authorize a sufficient number of separate sources of such services to provide a reasonable selection, but only in such instances and to such extent as the Landlord, in its judgment, shall consider consistent with the security and proper operation of the Building. The Landlord may, without liability to any tenant, refuse admission to the Building of any persons not so authorized by the Landlord to furnish such services.

            4. All windows in each tenant's premises shall be kept closed and all blinds therein above the ground floor shall be utilized when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenants' premises.

            5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, except that the name of the tenant may be displayed on the entrance door of the tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of the Landlord as to the size, color and style of such display which shall not be unreasonably withheld. The inscription of the name of the tenant on the door of the tenant's premises shall be done by the Landlord at the expense of the Tenant. Listing of the name of the tenant on the directory boards in the Building shall be done by the Landlord at its expense; any other listings shall be in the discretion of the Landlord. Landlord may remove any lettering, sign, advertisement, notice or object displayed by any tenant in violation of this paragraph without any liability to such tenant and such tenant shall pay Landlord the cost of such removal, and of repair of any damage necessarily resulting from such removal, as additional rent, on demand.

            6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises. Linoleum, tile or other floor covering shall be laid in a tenant's premises only in a manner approved by the Landlord.

            7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to the Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building.

            8. No machine or mechanical equipment of any kind, other than typewriters and other ordinary portable business machines, may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted, to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

            9. No noise, including the playing of any musical instruments, radio or television, which would disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant. Any cuspidors or similar containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of the tenant. No acids, vapors or other substances shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them.

            10. All entrance doors in each tenant's premises shall be left locked by the tenant when the tenant's premises are not in use. Entrance doors shall be kept closed at all times.

            11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

            12. The Landlord and its cleaning contractor and their employees shall have access to the tenant's premises after regular business hours and the free use of light, power and water as may be reasonably required for the purpose of cleaning the tenant's premises in accordance with the Landlord's obligations under the tenant's lease.

            13. The requirements of tenants will be attended to only upon application to the Building superintendent at his office in the Building. Building employees shall not be requested by any tenant, and will not be permitted, to perform any work or services specially for any tenant unless expressly authorized to do so by the Building superintendent.

            14. The Landlord reserves the right to inspect all freight, safes, machines, business or mechanical equipment, merchandise and other objects to be brought into the Building and to exclude from the Building such of the same as, in Landlord's judgment, violates any of these Rules and Regulations or any lease of which these Rules and Regulations are a part.

            15. The Landlord shall have the right to prohibit any advertising by any tenant which refers to the Building in any way and which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability and upon written notice from the Landlord any such advertising by a tenant shall be discontinued.

            16. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

            17. If attendance of Landlord's personnel shall be required, at added cost to Landlord, in connection with the use by any tenant of freight elevators outside of ordinary business hours or in connection with the moving into or out of the building by or for any tenant of any safes, heavy objects, freight, furniture, equipment or other bulky matter, during or outside of ordinary business hours, in accordance with Rule 7, such added cost shall be payable by said tenant to Landlord, on demand, as additional rent.

                                CLEANING SCHEDULE

General

      All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop.

      All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly.

      Hand dust and wipe clean all furniture, fixtures and window sills nightly; wash sills when necessary.

      Empty and clean all waste receptacles nightly and remove waste paper and waste materials.

      Empty and clean all ash trays and screen all sand urns nightly including all ash trays in all toilets.

      Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary.

      Wash clean all water fountains and coolers nightly.

      Hand dust all door and other ventilating louvres within reach, as necessary.

      Dust all telephones as necessary.

      Sweep all private stairway structures nightly.

Lavatories in the Core

      Sweep and wash all lavatory floors nightly using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly.

      Scour, wash and disinfect all basins, bowls and urinals throughout all lavatories, nightly.

      Wash all toilet seats, nightly.

      Empty paper tower receptacles and transport wastepaper to designated area in basements, nightly (towels, soap and receptacles to be furnished by Tenant).

      Fill toilet tissue holders nightly.

      Empty sanitary disposal receptacles, nightly.

      Thoroughly wash and polish all wall tile and stall surface as often as necessary.

High Dusting

      Dust all venetian blinds, frames, charts, graphs and similar wall hangings and vertical surfaces not reached in nightly cleaning, quarterly.

      Cleaning of light fixtures shall be for account of Tenant.

Glass

      Exterior windows to be cleaned inside and outside approximately once every 6 weeks, weather permitting.

Conditions

      As herein used "nightly" means five nights a week, Monday through Friday, during regular cleaning hours (between 6:00 P.M. and 6:00 A.M.) and excludes legal and union holidays.

      Tenant will pay for electricity, power and hot and cold water in the Demised Premises for cleaning during the regular cleaning hours which are after hours.

                          STANDARD FORM OF OFFICE LEASE

                     The Real Estate Board of New York, Inc.

AMENDED AND RESTATED

Agreement of Lease, made as of this 12th day of July 1985 between SOLOW MANAGEMENT CORP., AS AGENT, having an office 9 West 57th Street, New York, New York 10019, party of the first part, hereinafter referred to as LANDLORD, and NORTH PEARL ST. SHOES, INC., a New York corporation, having an office at 4 West 58th Street, New York, New York 10019, party of the second part, hereinafter referred to as TENANT.

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the entire tenant occupancy area on the 13th floor shown on the floor plan annexed hereto as Exhibit A (hereinafter sometimes called "the premises" or "the demised premises", whether or not capitalized) in the building known as 4 West 58th Street, (hereinafter sometimes called "the building", whether or not capitalized) in the Borough of Manhattan, City of New York, for a term of nine
(9) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on August 1, 1986 and to end at noon on July 31, 1995 both dates inclusive, at annual rental rates of $139,237.50 from August 1, 1986 through and including July 31, 1990 and thereafter at an annual rate of $149,812.50, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place or to such agent and at such place, as Landlord may designate, without any set off or deduction whatsoever.

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy:

1. Tenant shall pay the rent as above and as herematter provided

2. Tenant shall use and occupy demised premises for executive, general and adminstrative offices and showrooms and for no other purposes.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not adversely affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may reasonably require. If any mechanic's lien or U.C.C. financing statement is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days after notice, at Tenant's expense, by filing the bond required by law or otherwise.

Repairs:

4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damage or injury to the demised premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence by at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

5. Tenant will not clean, nor require, permit, suffer or allow any window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or assessing jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commis-sions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises arising out of Tenant's use or manner of use thereof or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alternations outside of the Demised Premises unless Tenant has by it manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Landlord to Landlord's reasonable satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorneys' fees, by cash deposit or by surety bond in an amount and in a company reasonably satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that which would otherwise be in effect. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to reasonably prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property--Loss, Damage Reimbursement Indemnity:

8. Landlord or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter or fixtures into or out of the building without Landlord's prior written consent which consent shall not be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may reasonably designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of the Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally or substantially damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. Whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provision in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such policy can be obtained without additional premiums unless the party to be released pays such additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damages thereto or replace the same. (f) Tenant hereby waives the provisions of
Section 227 of the Real Property Law and agrees that the provision of this article shall govern and control in lieu thereof.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease, and the rents shall be prorated to such date.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance if this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant. Landlord may, after default by Tenant, collect rent from the assigneee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the convenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current: [GRAPHIC]

12. See Article 35.

Access to Premises:

13. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the demised premises in an emergency at any time, and, upon notice, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may reasonably deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of govermental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits therein. Landlord may, during the progress of any work on the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part which permits use of the Demised Premises for the purposes stated in Article 2. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record. See Article 34C(6) for substitution.

Bankruptcy: 16. (a) Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

      (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises are abandoned or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees, or if any exception or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant, or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within sixty (60) days after the commencement of the term of this lease; then, in any one or more of such events upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three
(3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

      (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

Remedies of Landlord and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. In the event of a breach of threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses 19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately without notice in the case of emergency, and at other times on reasonable prior notice, perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five (5) days of rendition of any bill or statement to tenant therefore, and if tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord: 20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


End of Term: 21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and damage by fire or other insurable casualty excepted, and Tenant shall remove all its property, Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment 22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 23.

No Waiver 24. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by

Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform: 26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof, of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any other cause beyond Landlord's reasonable control.

Bills and Notices: 27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Services Provided by Landlord-Water, Elevators, Heat, Cleaning, Air
Conditioning: 28. As long as this lease is in full force and effect, Landlord shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m., and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory and drinking purposes, but if Tenant uses or consumes water for any other purposes in unusual quantities (of which fact Landlord shall be the sole judge). Landlord may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered, and on Tenant's default in making such payment. Landlord may pay such charges and collect the same from Tenant. Such a meter shall also be installed and maintained at Tenant's expense if required by Law or Governmental Order. Tenant, if a water meter is so installed, covenants and agrees to pay its proportionate share of the sewer rent and all other (rents) and charges which are now or hereafter assessed, imposed or may become a lien on the demised premises or the reality of which they are a part; (d) cleaning service for the demised premises on business days at Landlord's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Landlord the cost of removal of any of Tenant's refuse and rubbish from the building; (e) air conditioning cooling will be furnished from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning cooling is being furnished as aforesaid. If Tenant requires air conditioning cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Landlord's contract with Operating Engineers Local 94-94A,

Landlord will furnish the same at Tenant's expense; (f) Landlord shall have no responsibility or liability for failure to supply the services agreed to herein for any of the reasons specified in the next sentence. Landlord reserves the right to stop services of the heating, elevators, plumbing, air conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord. If the building of which the demised premises are a part supplies manually operated elevator service, Landlord at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligations of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Landlord shall pursue the alteration with due diligence.

Captions: 29. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 30. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said leases of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government or by Local 32B-32J, Building Service Employees Union, AFL-CIO, or any successor thereto as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation--Shoring:

31. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations:

32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations set forth in Exibit B and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision by informal arbitraiton pursuant to Article 43. SEE ATTTACHED RIDER CONTAIING ARTICLES 34 THROUGH 51. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Successors and Assigns:

33B. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Landlord:                                                    [CORP.
                                        SOLOW MANAGEMENT COPR., AS AGENT  SEAL]

                                         [ILLEGIBLE], Vice President

   [L.S.]

Witness for Tenant:                     NORTH PEARL ST. SHOES, INC.
                                        [L.S.]

                                                                          [CORP.
                                        By: [ILLEGIBLE]                    SEAL]


                                     Title:  Vice President

                    Print Name of signator: RONALD [ILLEGIBLE]

                    Federal Identification
                    No. or Social Security No.: 04-2433197


      The submission of this lease to Tenant for examination or for signature shall not be deemed to create or evidence a reservation or option any other right in Tenant with respect to the Demised Premises or any other space in the Building and it is expressly understood that this lease shall not be effective and neither party shall be bound thereunder unless it is executed by both parties.

                                      INDEX

                 AMENDED and RESTATED LEASE dated as of July 12,
           1985, Between SOLOW MANAGEMENT CORP., AS AGENT, Landlord,

                                       and

                       NORTH PEARL ST. SHOES, INC., Tenant
--------------------------------------------------------------------------------

Printed Provisions
------------------

Article                                                                     Page
-------                                                                     ----
            Granting Clause                                                  1
      1     Rent                                                             1
      2     Use                                                              1
      3     Alterations                                                      1
      4     Repairs                                                          1
      5     Window Cleaning                                                  1
      6     Requirements of Law, Fire Insurance,
                  Floor Loads                                                1
      7     Subordination                                                    2
      8     Property-Loss, Damage, Reimbursement,
                  Indemnity                                                  2
      9     Destruction, Fire and Other Casualty                             2
     10     Eminent Domain                                                   2
     11     Assignment, Mortgage, Etc.                                       2
     12     Electric Current                                                 2
     13     Access to Premises                                               2
     14     Vault, Vault Space, Area                                         3
     15     Occupancy                                                        3
     16     Bankruptcy                                                       3
     17     Default                                                          3
     18     Remedies of Landlord and Waiver of
                  Redemption                                                 3
     19     Fees and Expenses                                                3
     20     No Representations by Landlord                                   4
     21     End of Term                                                      4
     22     Quiet Enjoyment                                                  4
     23     Failure to Give Possession                                       4
     24     No Waiver                                                        4
     25     Waiver of Trial by Jury                                          4
     26     Inability to Perform                                             4
     27     Bills and Notices                                                4
     28     Services Provided by Landlord-Water,
                  Elevators, Heat, Cleaning, Air
                  Conditioning                                               4
     29     Captions                                                         4
     30     Definitions                                                      4
     31     Adjacent Excavation-Shoring                                      5
     32     Rules and Regulations                                            5
     33A    Security                                                         5
     33B    Successors and Assigns                                           5

Rider                                                                      Page
-----                                                                      ----
     34     Application of this Rider                                        1
            A -- Rider Provisions Paramount                                  1
            B -- Additional Definitions                                      1
            C -- Some Qualifications of Certain
                  Preceding Printed Articles                                 3
     35     Electricity                                                     10
     36     Notice to Superior Lessors and
                  Mortgagees                                                15
     37     Estoppel Certificate                                            17
     38     Indemnification and Liability
               of Landlord                                                  17
     39     Escalation for Increases in Real

               Estate Taxes                                                 18
     40     Escalation for Wage Rate Increases                              20
     41     Restrictions on Signs                                           22
     42     Consents                                                        22
     43     Informal Arbitration                                            23
     44     Assignment and Subletting                                       24
     45     Brokerage                                                       31
     46     Rent Control                                                    32
     47     Condition of Demised Premises                                   32
     48     Insurance                                                       34
     49     Termination for Demolition                                      35
     50     Amendment and Restatement of Lease                              35
     51     Miscellaneous Additional Provisions                             35

Exhibits
--------

      A     Floor Plan
      B     Rules and Regulations
      C     Cleaning Schedule

RIDER attached to and forming part of AMENDED and RESTATED
LEASE dated as of July 12, 1985 between SOLOW MANAGEMENT CORP.,
AS AGENT, Landlord, and NORTH PEARL ST. SHOES, INC., Tenant,
PREMISES: 4 West 58th Street
                   Entire Tenant Occupancy Area of 13th Floor
--------------------------------------------------------------------------------

34. Application of this Rider
    -------------------------

      A. Rider Provisions Paramount. If and to the extent that any of the
         --------------------------
provisions of this Rider conflict or are otherwise inconsistent with any of the preceding printed provisions of this lease, or of the Rules and Regulations attached to this lease, whether or not such inconsistency is expressly noted in this Rider, the provisions of this Rider shall prevail, and in case of inconsistency with said Rules and Regulations, shall be deemed a waiver of such Rules and Regulations with respect to Tenant to the extent of such inconsistency.

      B. Additional Definitions. For the purposes of this lease and all
         ----------------------
agreements supplemental to this lease, and all communications with respect thereto, unless the context otherwise requires:

            (1) The term "fixed rent" shall mean rent at the annual rental rate or rates reserved in the granting clause appearing at the beginning of this lease, as such rate or rates may be changed from time to time pursuant to the terms of this lease or any agreement modifying or otherwise supplementing this lease. The fixed rent reserved in the granting clause consists of

                  (a) "base rent" at the annual rate per square foot of rentable area of the Demised Premises

                        (i) of $37.00 from and including August 1, 1986 to and including July 31, 1990; and

                         (ii) of $40.00 thereafter; and

                  (b) "electricity rent" at the annual rate of $2.50 per square foot of rentable area of the Demised Premises, which is subject to change from time to time during the term of this lease as provided in Article 35.

The rentable area of the Demised Premises is agreed to be 3,525 square feet for all purposes of this lease.

            (2) The term "additional rent" shall mean all sums of money, other than fixed rent, as shall become due and payable from Tenant to Landlord hereunder, and Landlord shall have the same remedies therefor as for a default in payment of fixed rent.

            (3) The terms "rent" and "rents" shall mean and include fixed rent and/or additional rent hereunder.

            (4) The terms "Commencement Date" and "Expiration Date" shall mean the dates fixed in this lease, or to be determined pursuant to the provisions of this lease, as the beginning and the end of the term for which the Demised Premises are hereby leased.

            (5) Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be. Tenant's obligations hereunder shall be construed in every instance as conditions as well as covenants.

            (6) The term "Tenant" shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, when Tenant herein named or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of the Tenant's estate and interest granted by this lease, and also, if Tenant is not an individual or corporation, all of the individuals, firms and/or corporations or other entities comprising Tenant.

            (7) If Landlord named herein, or any assignee of the interest of Landlord herein, shall be named as agent, the term "Landlord" as used herein shall be deemed to include the principal(s) of such agent, whether disclosed or undisclosed.

            (8) Any transfer by operation of law or otherwise, of Tenant's interest in this lease or of any subtenant's interest in a sublease hereunder, or, unless Tenant or the subtenant is an entity the securities of which are registered under appropriate statutory authority and listed and traded on a national exchange, of a 50% or greater interest in Tenant, or in a subtenant hereunder, (whether stock, partnership interest or otherwise) in a single transaction or a related series of transactions, shall be deemed an assignment of this lease within the meaning of Article 11 or an assignment of the sublease within the meaning of Article 44E(1), as the case may be.

            (9) The term "in full force and effect" whenever used in reference to this lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this lease), as would entitle Landlord in either such instance to terminate this lease or to dispossess Tenant.

            (10) All references in this lease to numbered Articles and lettered Exhibits are references to Articles of this lease and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

            (11) The words "include", "including" and "such as" shall each be construed as if followed by the phrase "without being limited to". The words "herein", "hereof", "hereby", "hereunder" and words of similar import shall be construed to refer to this lease as a whole and not to any particular Article or subdivision thereof unless expressly so stated. The rule of ejusdem generis
                                                            ---------------
shall not be applicable to limit a general statement following or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned. Words and phrases used in the singular shall be deemed to include the plural and vice versa and nouns and pronouns used in any particular gender shall be deemed to include any other gender, as the sense of the context may permit.

      C. Some Qualifications of Certain Preceding Printed Articles.
         ---------------------------------------------------------

            (1) Notwithstanding Tenant's agreement to pay the fixed rent in lawful money which shall be legal tender, Landlord shall accept, subject to collection, and Tenant shall pay all fixed rent and additional rent falling due under this lease by currently dated, unendorsed check of Tenant, payable to Landlord or its designated agent and drawn on a bank or trust company which is a member of the New York or Boston Clearing House. If Tenant shall default in timely payment of any rent, and whether or not such default shall be cured, Landlord, may by notice given to Tenant at any time thereafter, require Tenant to make all further rent payments by currently dated, unendorsed certified or official bank check payable to Landlord on a bank or trust company that is a member of the New York or Boston Clearing House.

            (2) The use of the Demised Premises for the purposes specified in
Article 2 shall not in any event be deemed to include, and Tenant shall not use, or permit the use of the Demised Premises or any part thereof for:

                  (a) the conduct of a stock brokerage office or business;

                  (b) the conduct of a public auction of any kind or of any gaming or gambling activities, or of any political or club activities, whether private or public;

                  (c) the conduct of a school of any kind (other than a training center for employees, or customers or prospective customers of Tenant) or of an employment agency;

                  (d) the conduct of a cafeteria or restaurant;

                  (e) the conduct of any business, occupation or activity which, in the reasonable judgment of Landlord, may (i) create or foster an unusual risk to the security of the Building or of any of its tenants or occupants, (ii) impair the reputation of the Building for the highest class of office and commercial uses, or (iii) interfere with or disturb the occupancy of other tenants in the Building; or

                  (f) the conduct of any business, not engaged in by Tenant at the date of this lease, if use of the Demised Premises for such business shall conflict with any negative convenant as to use contained in any other lease of space in the Building in effect prior to use of the Demised Premises for such business; and Landlord shall advise Tenant, upon Tenant's written request for such information, of the existence of such negative covenant. Landlord represents that as of the date of this lease there are no negative covenants in any other leases for office space in the Building.

            (3) Supplementing Article 3:

                  (a) Tenant, at its expense, shall cause any permitted alterations, decorations, installations, additions or improvements (herein called "Tenant's Changes") in or about the Demised Premises referred to in
      Article 3, to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance or operation of the Building, or interfere with or disturb the occupancy of other tenants in the Building, and so as to maintain harmonious labor relations in the Building. Tenant, at its expense and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant's Changes which shall be issued by the Department of Buildings or any other public authority having or asserting jurisdiction.

                  (b) Landlord shall not unreasonably withhold any consent or approval required under Article 3, except approval of contractors and mechanics, as to which Landlord's judgment shall be final. Tenant may submit a list of Tenant's contractors and mechanics to Landlord for its approval. If Landlord does not approve one or more of the contractors and mechanics on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit to Landlord a list of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord may require submission to it of plans and specifications for any proposed Tenant's Change and in granting its consent to any Tenant's Change may impose such conditions (in addition to those expressly provided in this lease) as to guaranty of completion and payment and of restoration and otherwise as Landlord may reasonably consider desirable. In no event shall Landlord be required to consent to any Tenant's Change which could physically affect any part of the Building outside of the Demised Premises or might adversely affect the proper functioning of any of the mechanical, electrical, sanitary or other service systems of the Building. Landlord may require Tenant to pay to Landlord a reasonable fee for expenses actually incurred by Landlord, not to exceed $1,500.00 for review of Tenant's plans and specifications for such Tenant's Change and supervision of compliance with the requirements of this lease in the performance of such Tenant's Change.

                  (c) Notwithstanding the provisions of Article 3, Tenant shall not be required to restore the Demised Premises to their condition prior to the making of any Tenant's Change except if and to the extent that such restoration is made an express condition of Landlord's consent to such Tenant's Change. Landlord will not require such restoration with respect to any Tenant's Change which is not inconsistent with the use of the Demised Premises for general office purposes and is not likely to cause Landlord any additional expense in preparing the Demised Premises for occupancy by a subsequent tenant for office purposes. All counters, screens, grilles, railings, suspended lighting fixtures, panelling, business machines and equipment which are installed in the Demised Premises by or for the account of Tenant, and can be removed without permanent structural damage to or defacement of the Building, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Demised Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the term of this lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building resulting from such removal. Any items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after Tenant surrenders the Demised Premises, at the option of Landlord, may be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, in such manner as Landlord may see fit.

            (4) Supplementing Article 4 and subject to Article 6, Landlord shall make all structural repairs required in or about the Demised Premises, unless such structural repairs are required because of any Tenant's Change or because of tenant's negligence or unlawful misconduct.

            (5) Landlord represents that the use of the Demised Premises set forth in Article 2 complies with the existing Certificate of Occupancy issued for the Building.

            (6) Supplementing Article 16, insert at the beginning thereof in place of the first sentence thereof, the following:

                  "(a) If at or before the date fixed as the Commencement Date of the term of this lease or if at any time during the term hereby demised:,

                        (i) Tenant shall file a petition commencing a voluntary
            case under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy law or any similar state law or, if Tenant is then a banking organization, shall file an application for voluntary liquidation or dissolution applicable to banking organizations; or

                        (ii) an involuntary case against Tenant as debtor is
            commenced by a petition under the Federal Bankruptcy Code (Title 11 of the United States Code), as now or hereafter in effect, or under similar law, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization pursuant to any state bankruptcy law or any similar state law shall be filed in any court and shall not be dismissed, discharged or denied within sixty (60) days after the filing thereof, or if Tenant shall consent or acquiesce in the filing thereof; or

                        (iii) a custodian, receiver, United States Trustee,
            trustee or liquidator of Tenant or of all or substantially all of Tenant's property or of the Demised Premises shall be appointed in any proceedings brought by Tenant; or if any such custodian, receiver, United States Trustee, trustee or liquidator shall be appointed in any proceedings brought against Tenant and shall not be discharged within sixty (60) days after such appointment, or if Tenant shall consent to or acquiesce in such appointment; or

                        (iv) if Tenant shall generally not pay Tenant's debts as
            such debts become due, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                        (v) If Tenant is then a banking organization, if the
            Superintendent of Banks of the State of New York or any other public officer having like authority and power over Tenant as a banking organization shall take possession of the business and property of Tenant at the Demised Premises;

then, Landlord may, at its option, cancel and terminate this lease by giving Tenant written notice to such effect within a reasonable time after receipt of notice of the happening of any one or more of such events."

            (7) Notwithstanding the specific provisions of Article 17:

                  (a) In case of default in the payment of fixed rent or additional rent reserved herein, Tenant shall have a grace period of ten
      (10) days after written notice of the existence of such default from Landlord within which to cure such default and if such payment is not made before the expiration of such ten (10) day grace period, Landlord may serve a three (3) day notice of cancellation of this lease as and with the effects provided In Article 17(1).

                  (b) In case of any other default referred to in Article 17(1), the grace period shall be twenty (20) days (instead of five (5) days) after written notice of the existence of such default from Landlord within which to cure such default, except where failure to cure within a shorter period may subject Landlord to criminal action or penalty, or where such default can be cured by payment of money, in either of which cases the provisions of Article 17(1), as written, shall govern and except, further, that where any other such default can be completely cured or remedied in the exercise of due diligence but not within such grace period of twenty
      (20) days, such grace period shall be deemed extended to such period as may be reasonably necessary to do the work or take such other steps as shall be required to correct such default, provided Tenant shall have diligently commenced curing such default promptly after receipt of notice thereof and shall thereafter proceed diligently to remedy the same completely.

                  (c) Nothing in subparagraph (a) of this paragraph shall be deemed to require Landlord to give the notices provided for therein prior to the commencement of a summary proceeding for nonpayment of rent or a plenary action for the recovery of rent on account of any default in the payment of rent, it being acknowledged and agreed by both parties that the sole purpose for such notices is to create a conditional limitation hereunder, and in the event such notices are given by Landlord, and Tenant shall not have cured its default within the time permitted to Tenant to cure such default, if any, Tenant shall become a holdover tenant and this lease shall terminate forthwith at the expiration of the applicable notice period with the effects provided In Article 17(1).

            (8) supplementing Articles 17 and 18:

                  (a) Tenant expressly recognizes that Tenant's due and punctual performance of all its obligations under this lease throughout the term thereof is of paramount importance to Landlord and, without limiting the provisions of Articles 17 and 34C(5), Tenant agrees that, if Tenant (i) shall fail to pay for ten (10) days after it becomes due an installment of fixed rent or additional rent for two (2) consecutive months or for a total of four (4) months in any period of twelve (12) months, or (ii) shall default in the timely performance of any other obligation of Tenant under this lease with respect to which Landlord shall have given Tenant notice of default, and such default shall occur more than three (3) times in any period of six (6) months, then notwithstanding that such failure or other default shall have been cured within the applicable grace period provided in said Articles, any further similar default shall be deemed to be deliberate and Landlord within a ninety (90) day period thereafter may, without further notice of default, serve a three (3) day notice of cancellation of this lease as and with the effects provided in subparagraph (1) of Article 17.

                  (b) Instead of the liquidated damages determined pursuant to
      Article 18(c), Landlord may, at its election, recover from Tenant as liquidated damages an amount determined pursuant to Article 16(b).

            (9) supplementing Article 28:

                  (a) The proper performance of the Building heating, ventilating and air-conditioning (HVAC) system serving the Demised Premises is based upon a maximum population density of one person per 100 square feet of usable area, a maximum electric heat gain of 4 watts per square foot of usable area and a supply of 0.133 CFM of fresh air per square foot of usable area. Landlord shall not be responsible for the proper performance of such HVAC system if the Demised Premises (or any room or area thereof) shall be subjected to a greater population density or a greater heat gain than above specified, if the partitioning in the Demised Premises shall be rearranged in such manner as to interfere with the normal operations of the HVAC system in the Demised Premises, or if the windows and the public corridor entrance doors of the Demised Premises shall not be kept closed, or if the blinds shall not be lowered in windows of the Demised Premises when exposed to the sun. Landlord shall have free and unrestricted access to all Building HVAC equipment located in or accessible through the Demised Premises. "Usable area" shall mean the area of the Demised Premises measured within its demising walls.

                  (b) If Tenant shall require HVAC service at any time other than between 8:00 A.M. and 6:00 P.M. on a business day, Landlord shall furnish such service (herein called "after hours air-conditioning service") upon reasonable advance notice from Tenant and Tenant shall pay Landlord's then established charges therefor on Landlord's demand. Such charges shall not exceed 125% of Landlord's actual cost of labor, utilities and supplies used in providing such after hours air-conditioning service. If any of the other tenants of the Building shall receive after hours air-conditioning service, through the same Building HVAC facilities as shall serve the Demised Premises, pursuant to Landlord's obligation to provide the same to them (whether for a similar charge or without separate charge) at the same time as Tenant, only a portion of such actual costs as shall be incurred for such common service, in the ratio of the rentable area of the Demised Premises to the aggregate rentable area of the Demised Premises and the premises of such other tenants so served, shall be included in the costs upon which the charge to Tenant is based. Otherwise, no adjustment in the charge to Tenant shall be made for other tenants' use of their premises when after hours air-conditioning service is being provided to the Demised Premises at Tenant's request. Requests for after hours service submitted in writing to the Building Superintendent, by a person designated by Tenant as authorized to make such requests, before 2:00 P.M. on a non-holiday weekday for such weekday and before 2:00 P.M. on the day preceding a holiday or weekend for after hours air-conditioning service on such holiday or weekend, shall be deemed reasonable advance notice for after hours air-conditioning service. However, in case of emergency, after hours air-conditioning service may be obtained by calling the Building Superintendent in time to enable him to provide the service requested and promptly following such call with a written confirmation of the request.

                  (c) In keeping the Demised Premises clean, Landlord shall provide cleaning services (Including window cleaning) equal in scope, character and standards to cleaning services then generally provided by landlords to office tenants of comparable office buildings in the Borough of Manhattan, City of New York. Such cleaning services in accordance with such standards currently in effect are described in Exhibit C.
                                                          ---------

                  (d) Landlord may, at its option, maintain in the Building either manually operated elevators or operatorless automatically controlled elevators or part one and part the other. Landlord shall have the right from time to time during the term of this lease to change in whole or in part from one to the other without notice to Tenant and without affecting the obligations of Tenant hereunder or incurring any liability to Tenant therefor, provided that such changes shall be made with reasonable speed and diligence and with minimum inconvenience to Tenant.

                  (e) Tenant shall have twenty-four hour access to the Building of which the Demised Premises form a part. Tenant understands, however, that at times other than on business days from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., Tenant shall have to procure keys to the Building from such place as may be designated by Landlord.

            (10) If Tenant shall fail to pay any installment of fixed rent or any amount of additional rent for more than ten (l0) days after it shall have become due and payable, then, whether or not a notice of such default has been given pursuant to the provisions of Article 34C(5)(a), Tenant shall pay Landlord a late charge of six (6) cents for each dollar of the amount of such fixed rent or additional rent as shall not have been paid to Landlord within ten (10) days after becoming due and payable. Such late charge shall be without prejudice to any of Landlord's rights and remedies hereunder or at law for non-payment or late payment of rent, including interest, and shall be in addition thereto.

35. Electricity
    -----------

      A. Landlord shall furnish the electric energy that Tenant reasonably shall require in the Demised Premises on a "rent inclusion" basis. That is, there shall be no separate charge to Tenant for such electric energy by way of measuring the same on a meter but the value of such electric energy shall be included in the fixed rent reserved hereunder. The fixed rent set forth in the granting clause of this lease and determined in accordance with Article 34B(1) hereof includes, as electricity rent, $8,812.50 (or $2.50 per square foot of rentable area of the Demised Premises) for the value of electricity to be furnished to the Demised Premises. Said amount shall be subject to possible redetermination as provided in Part B below.

      B. With reasonable promptness after the Commencement Date, Landlord may cause an inspection, survey and evaluation to be made of Tenant's electrical equipment and installations in the Demised Premises and Tenant's special use equipment which may not be located In the Demised Premises such as, but not limited to, Tenant's supplementary or independent air conditioning equipment, exhaust fans, or pumps (which, for the purposes of this Article, shall be deemed to be included in the Demised Premises) and Tenant's use thereof, including use after normal business hours (which shall be deemed to include electricity consumed during the cleaning of the Demised Premises) by a reputable independent electrical engineer or consultant (hereinafter the "Engineer") selected by Landlord and to be paid equally by Landlord and Tenant. Notwithstanding the generality of the preceding sentence, such survey, report and evaluation shall not include, and the electricity furnished to the Demised Premises pursuant to this Article shall be deemed to exclude, the electricity used to operate the Building standard (as distinguished from Tenant's additional, supplemental or independent) HVAC facilities and equipment in or serving the Demised Premises. The Engineer's report of his inspection, survey and evaluation (the "Engineer's Report") shall contain estimates of Tenant's average monthly demand and average monthly consumption and a determination of the value, on an annual basis, of the electricity so estimated to be furnished to the Demised Premises. Such value shall be calculated by applying to the electrical demand and consumption estimated in the Engineer's Report for the Demised Premises, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes and other amounts customarily charged to customers by the public utility. The amount of the value so determined by the Engineer shall be substituted for and incorporated in the electricity rent reserved hereunder with respect to the Demised Premises in place of the amount provided for in Part A above, effective as of the Commencement Date, and the parties shall execute a supplementary agreement to reflect the resulting amendment of this lease. Any resulting overpayment or underpayment for the period between the Commencement Date and the date of determination shall be refunded by Landlord or paid by Tenant, as the case may be, on demand.

      C. If at any time or times after the initial determination of the value of the electricity so estimated to be furnished to the Demised Premises described in Part B above, Tenant shall wish to connect any additional fixtures, appliances or equipment in the Demised Premises (other than ordinary lamps, typewriters and other similar small office machines) to the Building electric distribution system or otherwise to substantially increase its use of electricity in the Demised Premises over that contemplated by the initial installation of lighting fixtures and power receptacles or over that then prevailing, Tenant shall first request Landlord's consent therefor, and shall not proceed without such consent. However, as a condition to such consent Landlord may require Tenant to agree to an increase in the electricity rent (and thus in the fixed rent) by an amount which will reflect the value of such additional electricity to be furnished by Landlord. If the parties cannot agree on the amount of such rent increase within ten (10) days after Landlord shall have granted such consent, such amount shall be determined, as the value of such additional electricity service on an annual basis, by applying to the additional electrical demand and consumption estimated by the Engineer, the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building. The dollar amount so determined shall be added to and incorporated in the electricity rent reserved hereunder effective from the date such additional electricity service is used or made available, and shall be reflected in a supplementary agreement amending this lease. All additional risers or other electrical conductors or equipment required to provide any increase in electricity service to the Demised Premises shall be provided by Landlord and the cost thereof shall be paid by Tenant on Landlord's demand.

      D. If at any time or times after the date of this lease the rates at which Landlord purchases electricity from the public utility serving the Building shall be increased or decreased (including without limitation, by reason of fuel or other adjustments) or any charge or tax shall be imposed upon Landlord in connection therewith or shall be increased or decreased (all of which are hereinafter called a "rate change"), the electricity rent hereunder shall be increased or decreased, as the case may be, effective as of the date of the rate change, upon the demand of either party, in an annual amount which shall reflect an increase or decrease in the annual amount of electricity rent in the same percentage as the resulting percentage increase or decrease in Landlord's annual cost of electricity for the entire Building. Such percentage increase or decrease in Landlord's cost shall be calculated and reflected in the electricity rent in the following manner: First, the average monthly number of kilowatts of demand and the average monthly number of kilowatt hours of consumption (or at the option of Landlord only the average monthly number of kilowatt hours of consumption) shall be determined for the electricity used in the entire Building over the twelve
(12) monthly periods immediately preceding the rate change. Second, the cost thereof to Landlord shall be calculated at the rates in effect immediately prior to the rate change and at the rates in effect immediately after the rate change. Third, the percentage by which such cost after the rate change is greater or less than such cost before the rate change shall be determined. Fourth, the amount of electricity rent shall be increased or decreased by the same percentage, as the case may be. At the request of either party, the resulting increase or decrease in the electricity rent and the resulting new fixed rent shall be recorded in a memorandum signed by the parties and, from time to time, as appropriate, may be incorporated in a supplementary agreement modifying this lease to reflect the then current electricity rent included in the fixed rent.

      E. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Demised Premises on not less than thirty (30) days' notice to Tenant, or upon such shorter notice as may be required by the public utility serving the Building. In no event shall Landlord discontinue furnishing electricity to Tenant until Tenant shall have obtained from the public utility serving the Building an alternate source of electricity which Tenant agrees to obtain with due diligence. If Landlord exercises such right to discontinue or is compelled to discontinue furnishing electricity to Tenant, this lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and the fixed rent payable under this lease shall be reduced by the amount of the electricity rent then included therein. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain the electricity it requires in the Demised Premises directly from the public utility serving the Building and shall pay said public utility company therefor. Such electricity may be furnished by such public utility company to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity of substantially the same quantity, quality and character, directly from such public utility shall be installed by Landlord at Landlord's expense, if Landlord shall have discontinued furnishing electricity to Tenant voluntarily or shall have been compelled to do so by reason of any act or omission of Landlord in violation of any law or any rule or regulation the public utility; or at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to Tenant by reason of any act or omission of Tenant in violation of any law or any rule or regulation of the public utility; or at the expense of Landlord and Tenant, to be shared so that Tenant shall pay that proportion thereof which is in the ratio of the number of days remaining in the terms of this lease after such discontinuance to the total number of days in the entire term of this lease, If such discontinuance shall have been by compulsion of law or any rule or regulation of the public utility and not by reason of any act or omission of Landlord or Tenant in violation of any law or any rule or regulation of the public utility.

      F. If and when Landlord shall be required or permitted to do so, by order or other action of the Public Service Commission or other public authority having jurisdiction, or by law, Landlord may (but, unless so required, shall not be obligated to) discontinue furnishing electricity to Tenant in the Demised Premises on a rent inclusion basis and may furnish such electricity on a sub-metering or other measured basis, on such terms, rates, charges, or methods or rules of billing as may be approved or permitted by the public authority having jurisdiction. If such public authority shall not establish a specific rate schedule or a maximum charge for such metered or otherwise measured electricity, Tenant shall not be required to pay Landlord more than 115% of the amount calculated by applying to Tenant's measured electrical demand and consumption the highest rate brackets of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building including fuel and other adjustments, taxes owed or other amounts automatically charged to customers by the public authority servicing the Building. All meters and other additional conductors and equipment and all other changes in the Building electrical system required for such change in Landlord's method of furnishing electricity shall be furnished, installed and performed by Landlord, at its expense. Effective as of the date Tenant receives electricity in the Demised Premises on such a metered or other measured basis, the fixed rent payable under this lease shall be reduced by the amount of the electricity rent and Tenant shall thereafter pay Landlord's permitted charges for such metered or otherwise measured electric service, as additional rent, when billed therefor by Landlord monthly or at such less frequent intervals as Landlord may determine. If more than one meter shall be used to measure the electric service to the Demised Premises, or so much thereof as shall be occupied by Tenant, the electric service rendered to Tenant shall be computed cumulatively for all such meters (i.e., as if a single meter had been used) unless Tenant, in purchasing such electricity directly from the utility, would have been required to use more than one meter therefor pursuant to law or the requirements of public authority. In the event that any direct tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, if and to the extent permitted by law or requirements of public authorities, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and be paid by Tenant.

      G. Landlord shall not be liable to Tenant in any way for any failure or defect in the supply or character of electricity furnished to the Demised Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any reason not attributable to Landlord. Tenant's use of electricity in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall furnish and install, at its expense, all original and replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises.

      H. If Tenant shall wish to dispute any determination of the value of electricity service to the Demised Premises made by the Engineer pursuant to this Article, it shall notify Landlord to such effect within twenty (20) days after receipt of written notice of such determination. Unless and until such dispute is determined in Tenant's favor, Tenant shall pay electricity rent and the resulting new fixed rent as computed in accordance with the Engineer's determination. The dispute shall be determined in the following manner. Tenant shall retain an independent electrical consultant ("Tenant's Consultant") to review the Engineer's Report and if, deemed advisable by Tenant, to make an independent inspection, survey and evaluation and report based upon the same criteria mandated to the Engineer by Part B of this Article 35. Tenant's Consultant's comments on the Engineer's Report and/or Tenant's Consultant's report of his inspection, survey and evaluation, shall be delivered to the Engineer and Landlord not later than thirty (30) days after Tenant shall have given Landlord the notice of dispute. If the Engineer and Tenant's Consultant are unable to agree upon the determination of the value of the electricity furnished to the Demised Premises within twenty (20) days after the delivery of such comments or report, the Engineer and Tenant's Consultant shall appoint a disinterested third electrical consultant, who shall, within twenty (20) days after such appointment resolve whatever differences may remain between the Engineer and Tenant's Consultant and on the basis of such resolution determine the value of the electricity furnished to the Demised Premises. If the Engineer and Tenant's Consultant are unable to agree upon a disinterested third electrical consultant within the twenty (20) day period above specified for agreement between the Engineer and Tenant's Consultant, and if the parties are unable to agree upon such a third electrical consultant within ten (10) days thereafter, either party, upon written notice to the other, may apply for the appointment of such a third electrical consultant by informal arbitration in accordance with Article 43. The fees and expenses of the Engineer incurred after receipt of Tenant's Consultant's comments or report shall be borne entirely by Landlord. The fees and expenses of Tenant's Consultant shall be born entirely by Tenant. The fees and expenses of the disinterested third electrical consultant shall be shared equally by Landlord and Tenant. If and to the extent that the value of the electricity furnished to the Demised Premises shall be determined to be less than the value originally determined by the Engineer, the amount of the resulting overpayment of electricity rent and the resulting new fixed rent shall be refunded by Landlord to Tenant or, at Landlord's option, credited against the installment(s) of rent next falling due hereunder.

36. Notice to Superior Lessors and Mortgagees
    -----------------------------------------

      A. The ground and underlying leases and mortgages referred to in Article 7, to which this lease is subject and subordinate, are hereinafter sometimes called "superior leases" and "superior mortgages", respectively, and the lessor of a superior lease or its successor in interest at the time referred to is hereinafter sometimes called the "lessor" of such superior lease. No prepayment of more than one month's fixed rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or any of its predecessors in interest.

      B. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage holder or lessor within a reasonable period of time, until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such holder or lessor shall have become entitled under such superior mortgage or superior lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this lease or otherwise, after similar notice, to effect such remedy and shall include such reasonable period as may be required to obtain possession where possession is required in order to remedy such act or omission), provided such holder or lessor shall with due diligence give Tenant written notice of intention to, and commence and continue to remedy such act or omission.

      C. If the lessor of a superior lease or the holder of a superior mortgage shall succeed to Landlord's estate in the Building or the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or a deed or otherwise, then at the election of such party so succeeding to Landlord's rights (herein sometimes called "successor landlord"), Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease, and shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. Tenant hereby irrevocably appoints such successor landlord Tenant's attorney-in-fact to execute and deliver such instrument for and on behalf of Tenant. Tenant hereby waives any right Tenant may have under any present or future law to terminate this lease or surrender the Demised Premises by reason of the institution of any proceeding to terminate a superior lease or action to foreclose a superior mortgage and this lease shall not be affected by any such proceeding or action unless and until the lessor of the superior lease, or holder of the superior mortgage, elects in such proceeding or action to terminate this lease.

      D. If in connection with the procurement, continuation or renewal of any financing for which the Land [as hereinafter defined in Article 39A(l)] and/or the Building or the interest of the lessee therein under a superior lease represents collateral in whole or in part, an institutional lender shall request any modifications of this lease as a condition of such financing, Tenant will not withhold its consent thereto provided that such modifications do not increase any of Tenant's financial obligations or decrease any of Landlord's services and do not otherwise materially increase the obligations of Tenant under this lease or materially and adversely affect any rights of Tenant under this lease.

      E. Landlord represents that at the date hereof, the only superior lease in existence is that certain ground lease dated September 15, 1953 (the "Ground Lease") between the Mutual Benefit Life Insurance Company, as Lessor, and Wolfson Management Corporation, as lessee, the lessor's interest in which is now held by Ciara Investors, Inc. and the lessee's interest in which is now held by Sheldon H. Solow. Landlord also represents that to its knowledge the only mortgages in existence are a first mortgage on the fee held by Franklin Savings Bank of New York.

      F. In the event a superior leasehold mortgage shall be made hereafter on the Ground Lease, and the Commencement Date shall have occurred and Tenant is in possession of the Demised Premises, then so long as no default on the part of Tenant exists, and no event has occurred, which has continued to exist for such period of time (after notice, if any, required by this lease) as would entitle Landlord in either Instance to terminate this lease or to dispossess Tenant, Landlord shall use its best efforts (but shall not be required to incur any expense or obligation) to procure and deliver to Tenant within a reasonable time after the execution of any such superior leasehold mortgage on the Ground Lease, a non-disturbance agreement, in recordable form, from such superior mortgagee, substantially to the following effect:

            (1) Tenant shall not be joined as a party defendant (a) in any action or proceeding which may be instituted or taken by the mortgagee of the Ground Lease for the purpose of terminating the Ground Lease by reason of any default thereunder, or (b) in any foreclosure action or proceeding which may be instituted or taken by the holder of such leasehold mortgage on the Ground Lease; and

            (2) Tenant shall not be evicted from the Demised Premises nor shall Tenant's leasehold estate under this lease be terminated or disturbed, nor shall any of Tenant's rights under this lease be affected in any way, by reason of any default under such superior mortgage on the Ground Lease.

37. Estoppel Certificate
    --------------------

            Each party shall, at any time and from time to time, at the request of the other party, upon not less than five (5) days' notice, if given in person, or ten (10) days' notice, if given by mail, execute and deliver to the other a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the fixed rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

38. Indemnification and Liability of Landlord
    -----------------------------------------

      A. Tenant shall Indemnify and save harmless Landlord and its agents against and from (a) any and all claims (I) arising from (x) the conduct of business in or management (other than by Landlord) of the Demised Premises or
(y) any work or thing whatsoever done, or any condition created (other than by Landlord) in or about the Demised Premises during the term of this lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises pursuant to this lease, or
(ii) arising from any act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Landlord.

      B. Tenant shall look only to Landlord's leasehold estate in the Land and Building (or the proceeds thereof) and, if and to the extent expressly provided for in this lease, offset against the rents payable under this lease, for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord under this lease, and no other property or other assets of Landlord shall be subject to levy, execution or other enforcement, procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder or Tenant's use and occupancy of the Demised Premises.

39. Escalation for Increases in Real Estate Taxes
    ---------------------------------------------

      A. As used herein:

            (1) "Taxes" shall mean the real estate taxes and assessments imposed upon the land on which the Building is erected (the "Land") and the Building. Penalties and interest on Taxes, and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from the term Taxes for the purposes hereof. However, if and to the extent that, due to a change in the method of assessment or taxation, any franchise, capital stock, capital, rents, income, profits or other tax or charge shall be substituted for the Taxes now or hereafter imposed upon said Land and the Building, such franchise, capital stock, capital, rents, income, profits or other tax or charge, computed as if Landlord owned or operated no property other than said Land and the Building, shall be deemed included in the term Taxes for the purposes hereof.

            (2) "Tax Year" shall mean a fiscal or calendar year for which Taxes shall be imposed and falling partly or wholly within the term of this lease.

            (3) "Base Tax" shall mean the Taxes for the tax year July 1, 1985 through June 30, 1986.

            (4) "Tenant's Proportionate Share" shall mean a fraction of which the numerator is the rentable area of the Demised Premises and the denominator is the total rentable area of the Building above grade. For the purposes of this lease the rentable areas of the Demised Premises and of the Building above grade shall be deemed to be 3,525 square feet and 60,700 square feet, respectively, and Tenant's Proportionate Share may be expressed as a percentage (i.e., 5.807%).

      B. If the Taxes for any Tax Year shall be greater than the Base Tax, Tenant shall pay as additional rent for such Tax Year a sum equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (which amount is hereinafter called the "Tax Payment"). Should this lease commence or terminate prior to the expiration of a Tax Year, such Tax Payment shall be prorated to, and shall be payable on, or as and when ascertained after, the Commencement Date or the Expiration Date, as the case may be. Tenant's obligation to pay such additional rent and Landlord's obligation to refund pursuant to Part C below, as the case may be, shall survive the termination of this lease. If the Taxes for any Tax Year, or an installment thereof, shall be reduced before such Taxes, or such installment, shall be paid, the amount of Landlord's reasonable costs and expenses of obtaining such reduction (but not exceeding the amount of such reduction) shall be added to and be deemed part of the Taxes for such Tax Year. Payment of additional rent for any Tax Payment due from Tenant shall be made as and subject to the conditions hereinafter provided in this Article.

      C. Landlord shall be under no obligation to contest the Taxes or the assessed valuation of the Land and the Building for any Tax Year or to refrain from contesting the same, and may settle any such contest on such terms as Landlord in Its sole judgment considers proper. If Landlord shall receive a refund for any Tax Year for which a Tax Payment shall have been made by Tenant pursuant to Part B above, Landlord shall repay to Tenant, with reasonable promptness, Tenant's Proportionate Share of such refund and of any interest received thereon after deducting from such refund and interest the reasonable costs and expenses (including experts' and attorneys' fees) of obtaining such refund. If the Base Tax shall be reduced from the amount originally imposed after Landlord shall have rendered a Tax Statement (as provided in Part D below) to Tenant with respect to a Tax Year, the amount of the Tax Payment shall be adjusted in accordance with such change and Tenant, on Landlord's demand, shall pay any increase in additional rent resulting from such adjustment.

      D. At any time during a Tax Year after the Taxes for such Tax Year become known Landlord may, or else with reasonable promptness after the end of such Tax Year, Landlord shall, render to Tenant a comparative statement (the "Tax Statement") showing the amount of the Base Tax, the amount of the Taxes for such Tax Year and the Tax Payment, if any, due from Tenant for such Tax Year, indicating thereon in reasonable detail the computation of such Tax Payment. The Tax Payment shown on the Tax Statement may, at Landlord's option, be payable in full or in such installments (not more frequent than monthly) as Landlord may determine. Tenant shall pay the amount of the Tax Payment shown on the Tax Statement (or the balance or a proportionate installment thereon, if only an installment is involved) concurrently with the installment of fixed rent then or next due, or if the Tax Statement shall be rendered at or after the termination of this lease within thirty (30) days after such rendition. Whenever so requested, but not more often than once a year, Landlord shall furnish Tenant with a reproduced copy of the bill (or receipted bill) for the Taxes for the current or next preceding Tax Year.

      E. The Tax Statement for a Tax Payment for any Tax Year shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after receipt of the Tax Statement, Tenant shall notify Landlord that it disputes the correctness thereof, specifying the respect(s) in which the Tax Statement is claimed to be incorrect and (ii) if such dispute shall not have been settled by agreement, Tenant shall submit the dispute to informal arbitration pursuant to Article 43 within sixty (60) days after receipt of the Tax Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the additional rent In accordance with the Tax Statement and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to credit against rents then or thereafter due hereunder, the amount of Tenant's overpayment of rents resulting from compliance with the Tax Statement.

40. Escalation for Wage Rate Increases
    ----------------------------------

      A. As used herein:

            (1) "Wage Rate" shall mean one-half of the combined total of (a) the minimum regular wage ("base pay") and (b) all other sums, both computed on an hourly basis, required to be paid annually to or for the benefit of (i) porters and (ii) cleaning women engaged in the general maintenance and operation of the office buildings of the type and in the vicinity of the Building pursuant to a collective bargaining agreement negotiated by Realty Advisory Board on Labor Relations, Inc., or any successor thereto, with Local 32B-32J, Building Service Employees International Union, AFL-CIO, or any successor thereto. The Wage Rate shall include, but not be limited to, base pay and all sums paid for pension, welfare, dental and training fund contributions, mandatory bonuses, mandatory or customary overtime pay, social security, unemployment disability benefits, health, life, accident, Workers' Compensation and any other type of insurance. The Wage Rate shall be computed by dividing the combined total amount so required to be paid, to or for the benefit of the employee, annually, by the number of hours (including mandatory or customary overtime) that the employee is actually or customarily required to work annually if the employee takes all of the paid time off to which he or she may be entitled. Such paid time off shall include but not be limited to vacations, holidays, sick days, birthdays, medical check-ups, relief time, jury duty, funeral leave and voting time off. If length of service shall be a factor in determining any element of Wage Rate, such as vacation, it shall be conclusively presumed that all employees have had five years service. The calculation of sums paid for Workers' Compensation shall be based upon the annual rates for cleaners published by the New York State Workers' Compensation Rating Board. Jury duty, funeral leave and voting time off shall be calculated on the basis of an average of two days per year for all together. If any such agreement is not entered into or if said Realty Advisory Board (or its successor) shall cease to bargain collectively, then the Wage Rate shall be one-half of the combined total of the base pay and other sums as aforesaid, computed on an hourly basis, annually, to or for the benefit of porters and cleaning women engaged in the maintenance and operation of the Building and payable by either Landlord or the contractor furnishing such services, but not in excess of one-half of such combined total of the base pay and other sums as aforesaid, computed on an hourly basis, payable annually to or for the benefit of porters and cleaning women engaged in the general maintenance and operation of buildings of the same type as, and in the vicinity of, the Building.

            (2) "Base Wage Rate" shall mean the Wage Rate in effect on December 31, 1985 (the "Base Wage Date").

      B. If the Wage Rate shall be changed at any time after the Base Wage Date and shall be greater than the Base Wage Rate at any time(s) during the term of this lease, Tenant shall pay to Landlord as additional rent an annual sum equal to 1.5 times the product obtained by multiplying (i) the number of cents (including any fraction of a cent) by which the Wage Rate exceeds the Base Wage Rate by (ii) the number of square feet of rentable area of the Demised Premises, which for the purposes hereof shall be deemed to be 3,525 square feet. Such additional rent shall be payable in equal monthly installments commencing with the first monthly installment of fixed rent falling due hereunder after the effective date of such change in the Wage Rate and continuing thereafter until a new adjustment in such additional rent shall be established and become effective in accordance with the provisions of this Article. If any such change in the Wage Rate shall be made retroactively, Tenant shall pay Landlord, or Landlord shall pay or, at Landlord's election credit to Tenant (as the case may be), the amount of the consequent adjustment of additional rent under this Part B with the next Installment of fixed rent. Landlord shall give Tenant written notice of each change in the Wage Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Part B, with reasonable promptness after Landlord learns thereof, and such notice shall contain Landlord's calculation of the annual rate of additional rent payable resulting from such change in the Wage Rate.

      C. Every notice given by Landlord pursuant to Part B above shall be conclusive and binding upon Tenant unless (I) within thirty (30) days after the receipt of such notice Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, shall submit the dispute to informal arbitration pursuant to Article 43 within sixty (60) days after receipt of the notice. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with Landlord's notice and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant, or, at Landlord's election, Tenant shall be entitled to take a credit against the next installment(s) of fixed rent equal to, the amount of Tenant's overpayment of rents resulting from compliance with Landlord's statement.

41. Restrictions on Signs
    ---------------------

            No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of the Demised Premises, or at any point inside the Demised Premises, where the same might be visible outside of the Demised Premises, except that the name of Tenant may be displayed on or next to the entrance door of the Demised Premises consistent with similar displays by other tenants in the Building, subject to the approval of Landlord as to the size, color, material, style and location of such display. The inscription of the name of Tenant on or next to the door of the Demised Premises shall be done by Landlord at the expense of Tenant.

42. Consents
    --------

      A. Wherever in this lease it is provided that either party shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, such consent or approval or exercise of judgment (hereinafter referred to collectively as "consent") shall also not be unreasonably delayed. If a party considers that the other party has unreasonably withheld or delayed a consent it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent, or in case notice of denial is not received within twenty (20) days after making its request for the consent, within ten (10) days after the expiration of such twenty (20) day period, and within ten (10) days after giving the first mentioned notice it may submit the question of whether the withholding or delaying of such consent is unreasonable to determination by informal arbitration in the manner provided in Article 43. Failure to give such first mentioned notice or to make such submission to arbitration within the period hereinabove provided therefor shall preclude any further right to dispute the reasonableness of such withholding of consent. A consent shall not be deemed to have been unreasonably withheld or delayed unless the aggrieved party complies with the foregoing procedure and it shall be so determined by arbitration as aforesaid. In the event of such determination, the requested consent shall be deemed to have been granted for all purposes of this lease; however, the party who shall have refused or failed to give such consent shall not have any liability to the other party therefor. The only remedy for an unreasonable withholding or delaying of consent by either party shall be as provided in this Article.

      B. Wherever in this lease or any Exhibit it is provided that the approval of a representative of either party (such as Landlord's engineer or architect or Tenant's designer or engineer) is required for any particular matter, such approval shall be deemed to be a consent of the party for the purposes of Part A of this Article, provided that a true copy of the notice requesting such approval is given to the party so represented before the other party may claim that such approval been unreasonably withheld or delayed.

      C. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel, architect, engineer or other representative or agent of Landlord as to the form or substance thereof, Tenant shall pay to Landlord the reasonable fee of such expert for his opinion on Landlord's demand therefor.

43. Informal Arbitration
    --------------------

      A. Every dispute between the parties which is specifically provided in this lease to be determined by informal arbitration shall be submitted to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc. (or to such officer of said Real Estate Board or of any similar organization then successor thereto, having like authority or duties), for determination by him or by such other impartial person or persons as he may designate, and such determination, when made and rendered to the parties in writing, shall be final and conclusive on the parties. Such submission may be made by either party on notice to the other ("Notice of Dispute") and the other party may then, within ten (10) days after receipt of the Notice of Dispute present its statement of the matter in dispute (the "Reply") to such arbitrator, upon notice to the first party. The expenses of such informal arbitration shall be borne by the parties equally.

      B. If at the time such dispute is to be submitted neither the Real Estate Board of New York, Inc. nor any such successor organization shall exist, or if at such time the appropriate officer of said Real Estate Board or of such successor organization shall be unwilling or unable to accept the submission, or if despite diligent efforts made in good faith by either party, the arbitrator is not appointed or does not commence hearing the matter within thirty (30) days after the receipt of the Reply, or if the arbitrator to whom the matter is submitted shall fail to render his decision to the parties in writing within sixty (60) days after the receipt of the Reply, then in any such event, at the instance of either party, if the event shall not be due to its fault or neglect, the matter in dispute shall be determined by arbitration in the City and County of New York in accordance with the Commercial Arbitration rules then obtaining of the American Arbitration Association (or any organization then successor thereto).

      C. Notwithstanding anything to the contrary provided elsewhere in this lease, either party may elect, in the manner hereinafter provided, to have any dispute which would otherwise be determinable by informal arbitration pursuant to Part A of this Article, determined by the Supreme Court of New York, New York County, under the New York Simplified Procedure for Court Determination of Disputes pursuant to Section 3031 of the Civil Practice Law and Rules of the State of New York. Such election may be exercised by either party (i) giving the other party a notice requesting such judicial determination of the matter in dispute, which shall include an express statement of the election making specific reference to this Part C and (ii) at the same time serving the other party with the judicial process for submission of such dispute for such determination pursuant to said Section 3031. Such notice of election and service of process must be given and made, if by the party seeking to submit the dispute to determination, when the Notice of Dispute referred to in Part A of this Article would have to be served if the dispute were to be determined by informal arbitration, or if by the other party, within ten (10) days after receipt of the first party's Notice of Dispute. In such event, each party shall be empowered to do all acts and to make all motions consistent with the New York Simplified Procedure for Court Determination of Disputes, including without limitation the motion to settle the terms of the statement specified in Section 3034 thereof. The expenses of such procedure shall be borne by the parties equally.

44. Assignment and Subletting
    -------------------------

            Notwithstanding the provisions of Articles 11 and 34B(8), and in modification and amplification thereof:

      A. If this lease be assigned, whether or not in violation of the provisions of this lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof be sublet or be used or occupied by anybody other than Tenant whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the undertenant or occupant. In either event, Landlord may apply the net amount collected to the rents herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of any of the provisions of Article 11 or of this Article, or the acceptance of the assignee, undertenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to assignment, mortgaging, underletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or underletting or use or occupancy by others not expressly permitted by this Article. References in this lease to use or occupancy by others, that is anyone other than Tenant, shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

      B. Tenant may, upon prior notice to Landlord, and the receipt of Landlord's prior written consent which shall not be unreasonably withheld:

            (1) Assign this lease for the use set forth in Article 2 to a corporation or other business entity ( herein sometimes called a "successor corporation") into or with which Tenant shall be merged, or consolidated, or to which substantially all of Tenant's assets may be transferred, provided that the successor corporation shall have effectively assumed substantially all of Tenant's obligations and liabilities, including all obligations under this lease, by operation of law or appropriate instruments of merger, consolidation or transfer and shall be of a character and be engaged in a business which shall be in keeping with the standards in such respects of the tenancies then existing in the Building. In case of an assignment by merger or consolidation, a true copy of the instrument of merger or consolidation containing the successor corporation's assumption of Tenant's obligations and liabilities, effectively assuming Tenant's liabilities under this lease, shall be acceptable to Landlord in lieu of the agreement mentioned in the first sentence of Part I below.

            (2) Sublet any part or parts of the Demised Premises for the use set forth in Article 2 to a corporation or other business entity (herein called a "related corporation") which shall control, be controlled by or be under common control with Tenant, provided (i) Tenant shall continue to occupy at least 25% of the rentable area of the Demised Premises, (ii) Tenant shall comply with Part G below, and (iii) such subtenant shall continue to be a related corporation of Tenant and its character and manner of use of the Demised Premises shall comply with the standard in such respects of the other tenancies in the Building, but in no event shall the Demised Premises be physically divided in the event of a sublease of less than the entire Demised Premises. Any related corporation may use and occupy a part of the Demised Premises for any of the purposes permitted by this lease, subject to compliance with Tenant's obligations under this lease, provided Tenant shall notify Landlord ten (10) days prior to the commencement of such use of (i) the name of the related corporation, (ii) the manner in which the related corporation is related to Tenant, and (iii) the period of time during which the related corporation shall use the Demised Premises; however such use shall not be deemed to vest in any such related corporation any right or interest in this lease or the Demised Premises. As used herein in defining a related corporation, control shall be deemed established by ownership of over 50% of the stock or other voting interest of the controlled corporation or other business entity.

      C. Except as provided in Part B above, if Tenant shall desire to assign this lease or to sublet the Demised Premises as a whole only for the use set forth in Article 2, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) a description identifying the space to be sublet and Tenant's improvements included therein; (iii) the basic terms and conditions, including the effective date, of the proposed assignment or subletting; (iv) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the Demised Premises; and (v) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord shall then have the following options, to be exercised by notice given to Tenant within 30 days after receipt of Tenant's request for consent and of such further information as Landlord may request pursuant to clause (v) above:

            (1) Landlord may require Tenant to vacate and surrender the Demised Premises to Landlord, effective as of the day preceding the effective date of the proposed assignment or sublease and this lease shall then terminate as if such day was the Expiration Date; or

            (2) Landlord may require Tenant to assign this lease (and any then existing subleases) to Landlord without merger of Landlord's estates and vacate the Demised Premises effective as of the day preceding the effective date of the proposed assignment or sublease and Tenant shall be released of any further obligations or liability thereafter occurring under this lease; or

            (3) Landlord may require Tenant to sublease to Landlord the Demised Premises, including Tenant's improvements therein which Tenant shall have intended to include in the proposed assignment or subletting, for the balance of the term, less one day, of this lease or for the term of the proposed subletting, as Landlord may determine, and to assign to Landlord any existing subleases of any parts of the Demised Premises for the term of the sublease to Landlord.

Landlord shall be free to, and shall have no liability to Tenant, if Landlord should lease the Demised Premises (or a part thereof) to Tenant's prospective assignee or subtenant.

      D. If Landlord shall exercise its option, pursuant to Part C above, to sublease the Demised Premises (which together with Tenant's improvements therein is called the "Leaseback Area"), Tenant shall be deemed automatically to have subleased the Leaseback Area to Landlord (sometimes called "Backleasing" or "Backlease") for the term provided for in said Part C (the "Backlease Term") for the same rents and otherwise on the same terms, covenants and conditions as are provided in this lease, except such as by their nature or purport are inapplicable or inappropriate to such Backleasing or are inconsistent with the further provisions of the following paragraphs of this Part D, which further provisions shall be deemed to be part of the terms, covenants and conditions of such Backleasing.

            (1) Landlord shall accept the Leaseback Area "as is". Landlord may make any and all alterations, improvements and decorations in the Leaseback Area for occupancy by Landlord and/or its undertenants in such manner as Landlord may see fit, provided that the layout, equipment and finish of the Leaseback Area shall be consistent with those of other comparable tenant space units in the

      Building. Any undertenant of Landlord may, at the election of Landlord, be permitted to make alterations, improvements and decorations therein subject to the same qualifications. Any such alterations, improvements and decorations made by Landlord or any undertenant or assignee of the Backlease may be removed in whole or in part, at Landlord's option, prior to or upon the expiration of the Backlease, provided that any damage or injury to the Leaseback Area caused by such removal shall be promptly repaired without expense to Tenant.

            (2) Landlord shall have the unqualified and unrestricted right, without Tenant's consent, to underlet the Backlease Area in whole or in part to any entity (who may be Tenant's proposed assignee or subtenant), for any period or periods of time not extending beyond one (1) day before the expiration of the Backlease Term, at such rentals and on such terms and conditions as Landlord shall determine. Landlord may underlet the Leaseback Area and parts thereof separately or in combinations as Landlord sees fit. The Backlease may be assigned by Landlord without Tenant's consent but such assignment shall not be effective unless the transferee executes and delivers to Tenant a written agreement assuming all of Landlord's obligations under the Backlease, and in such event Landlord shall continue to be fully responsible jointly and severally with such assignee for all of Landlord's obligations under the Backlease. Tenant shall not be responsible for furnishing to the Leaseback Area or the occupants thereof any of the work or services undertaken in this lease to be furnished by Landlord to the Demised Premises and Tenant or for the making of any repairs or the incurrence of any expense with respect to the Leaseback Area during the Backlease Term applicable thereto. At the expiration or earlier termination of the Backlease Term, Landlord shall have no obligation to restore or alter or improve the Leaseback Area and Tenant shall take possession of the Leaseback Area in the condition that the same shall then be in provided only that, if such expiration or earlier termination of the Backlease Term shall occur earlier than one (1) month prior to the termination of this lease, all facilities necessary to the use and occupancy of the Leaseback Area, or any subdivisions thereof as they then exist, such as ceilings, lighting fixtures, electrical outlets, and heating, ventilating and air-conditioning systems, are to be in place and in good working order and the Leaseback Area is to be otherwise in good repair and tenantable condition for general office use.

            (3) Except as hereinafter in this Part D otherwise provided, all installments of fixed rent and additional rent falling due under the Backlease shall be automatically offset against installments of fixed rent and amounts of additional rent then or next due under this lease and all installments of fixed rent and additional rent falling due under this lease shall be automatically offset pro tanto against installments of fixed rent and amounts of additional rent then or next due under the Backlease. Such mutual offsets shall end if, as and when an institutional successor landlord shall be in possession of the Building and be entitled to collection of rents from Tenant or shall have succeeded to Landlord's interest in this lease. If Landlord shall default in the performance of any of its obligations under the Backlease, Tenant shall not be entitled to offset any loss, damage or expense suffered thereby (including any amount of any fixed rent and additional rent unpaid thereunder) against such institutional successor landlord.

            (4) However, any such successor landlord shall have the same notice and opportunity to cure Landlord's defaults under the Backlease as is provided for in Article 36B for curing Landlord's defaults under this lease. Unless Landlord's default under the Backlease is so cured, nothing contained in this paragraph shall be deemed to nullify or impair any of Tenant's rights, upon default in performance of any of Landlord's obligations under the Backlease, to terminate the Backlease and/or to re-enter the Leaseback Area in the same manner as Landlord could with respect to the Demised Premises and to have the same remedies with respect to the Leaseback Area as Landlord would have with respect to the Demised Premises. As security for performance of Landlord's obligations under the Backlease, Landlord agrees to assign to Tenant, effective upon the occurrence or continuance of a default by Landlord under the Backlease as would entitle Tenant to terminate the Backlease or re-enter the Leaseback Area, all of Landlord's right, title and interest in and to such underlettings as Landlord shall have made with respect to the Leaseback Area, so as to allow Tenant to then be entitled to collect and retain all rentals payable by such under-lessees.

            (5) Landlord and Tenant expressly negate any intention that any estate created by or under the Backlease shall be merged with any other estate held by either of them. At the request of either party, Landlord and Tenant shall mutually execute and deliver an instrument or instruments of sublease and, if appropriate, of assignment to confirm and separately set forth the demise, rent, terms, conditions and other provisions of the Backleasing of the Leaseback Area as may be appropriate, and to assure and effectuate the assignments of underleases and underlease rentals provided for in paragraph (4) of this Part D.

      E. If Landlord shall not exercise any of its options pursuant to Part C above, Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to Part C, provided that the following further conditions shall be fulfilled:

            (1) The Demised Premises shall not have been listed or otherwise publicly advertised for assignment or subletting, without Landlord's prior written consent, at a rental rate less than the higher of (i) the rate of fixed rent and additional rent then payable hereunder, or (ii) the rate of fixed rent and additional rent for which leases of comparable space in the Building or in comparable buildings are then being made. However, this shall not be deemed to prohibit Tenant from negotiating or consummating a sublease at a lower rental rate, if and only if prior to consummating such a sublease Tenant shall first have offered, on at least twenty (20) days' notice, to sublet the Demised Premises to Landlord for the same rents and term and other financial conditions. If Landlord accepts such offer, the resulting sublease will constitute a Backlease, subject to all the provisions of Part D above except as to rents and other financial conditions of the proposed sublease.

            (2) Tenant shall not then be in default hereunder beyond the time herein provided to cure such default.

            (3) The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises in a manner in keeping with the standards in such respect of the other tenancies in the Building and if Landlord should have or within six (6) months will have suitable space available in the Building, the proposed assignee or subtenant shall not then be (i) a tenant of any space in the Building other than of space included in the Demised Premises, or (ii) a prospective tenant with whom Landlord shall have been negotiating for the leasing of space in the Building. The proposed use of the Demised Premises by the proposed assignee or subtenant shall not be likely to increase Landlord's operating expenses beyond that which would be incurred for use by Tenant or for use in accordance with the standards of use of other tenancies in the Building.

      F. Every subletting hereunder pursuant to Part B or E above shall be subject to the following further conditions:

            (1) The subletting shall be expressly subject to all of the obligations of Tenant under this lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the sublessee in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

            (2) No subletting shall end later than one day before the Expiration Date or shall be for a term of less than two (2) year(s) unless it ends not more than one (1) month before the Expiration Date.

            (3) The subletting is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election the subtenant shall attorn to and recognize Landlord as the subtenant's landlord under the sublease and the subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

      G. Tenant shall furnish Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any subletting provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon any request for consent to assignment or subletting pursuant to this Article.

      H. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and, without limiting the generality of the foregoing, shall remain fully and directly responsible and liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this lease.

      I. Notwithstanding anything to the contrary hereinabove set forth, no assignment of this lease shall be binding upon Landlord unless the assignee shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers. A failure or refusal of such assignee to execute or deliver such an agreement in recordable form shall not release the assignee from its liability for the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease.

      J. (1) If Tenant shall receive any consideration from its assignee for or in connection with the assignment of this lease or from the sale or use of Tenant's Property (as defined in subparagraph (3)(c) of Part C of Article
      34) or Tenant's interests in Tenant's installations, as hereafter defined in subparagraph (4), other than from a successor corporation, then, except as provided in paragraph (3) below, Tenant shall account to Landlord therefor and shall pay over to Landlord all of such consideration.

            (2) If Tenant shall receive any rents and/or consideration from its subtenant, other than from a related corporation, which for any period shall exceed the per square foot rates of the fixed rent and the additional rent payable under this lease pursuant to Articles 39 and 40 for the same period; or if Tenant shall receive from its subtenant any consideration for the sale or use of Tenant's Property or Tenant's right to use Tenant's Installations; then, except as provided in paragraph (3) below, in each instance Tenant shall account to Landlord therefor and shall pay over to Landlord all of such rents and/or other "net consideration" (as hereinafter defined). Such net consideration shall consist of the excess referred to in the first sentence of this subparagraph (2) less reasonable brokerage commissions, legal fees and related legal disbursements.

            (3) If Tenant shall receive consideration from any subtenant or assignee from the sale or use of Tenant's Property, Tenant shall account to Landlord therefor and shall pay over to Landlord so much of such consideration as shall exceed the fair market value of such Tenant's Property. If the parties are unable to agree on such fair market value, such value shall be determined by informal arbitration in accordance with
      Article 43.

            (4) "Tenant's Installations" shall mean any fixtures, improvements or other installations that have been incorporated into the Demised Premises initially as Tenant's Work as defined below in Article 47 or thereafter as Tenant's Changes and do not constitute Tenant's Property as defined in Article 34C(3)(c).

45. Brokerage
    ---------

            Landlord and Tenant represent and warrant to the other that no broker, or other person acting as such, was instrumental or had any part in procuring this lease other than American Realty Advisors Inc. and Tenant agrees to testify to such effect if called upon so to do by Landlord. Landlord shall pay said broker a commission for procurement of this lease in accordance with Landlord's separate agreement with such broker. Tenant shall indemnify and hold Landlord harmless against any claim for compensation for or in connection with the procurement of this lease which may be asserted against Landlord by anyone other than said broker who may claim to have dealt with Tenant.

46. Rent Control
    ------------

            If at the commencement of, or at any time(s) during the term of this lease, the rent(s) reserved in this lease shall not be fully collectible for reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this lease, (a) the rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this lease for the periods following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant to Landlord during the period(s) such legal rent restriction was in effect. Any security deposited by Tenant may be retained by Landlord for one year after such termination of this lease, to secure collection of any amount Landlord may be entitled to receive pursuant to clause (b) above.

47. Condition of the Demised Premises
    ---------------------------------

      A. Tenant has inspected the Demised Premises and shall take possession of the Demised Premises "as is", and Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant's occupancy. Tenant shall, at its expense, and in compliance with the further provisions of this Article 47, Building regulations and procedures, and other applicable provisions of this lease, make such alterations, improvements and decorations in the Demised Premises as Tenant may consider necessary or desirable to prepare the same for Tenant's occupancy ("Tenant's Work"). In addition, Tenant shall, at Tenant's expense, make any and all changes, modifications or alterations to the existing sprinkler system necessitated by reason of Tenant's Work.

      B. Tenant shall have prepared, at its expense, and shall submit to Landlord for its approval complete, finished, detailed and fully dimensioned architectural, electric and engineering plans and drawings (1/4" scale), and specifications for Tenant's Work ("Tenant's Plans"), employing engineers approved by Landlord (who shall not unreasonably withhold such approval). Tenant's Plans shall be practicable and shall conform to the existing physical condition of the Building, the filed plans and specifications for the Building, and all applicable laws and requirements of law and public authorities, including, without limitations, the State Lighting Efficiency standards for Existing Public Buildings Act, Article 8 of the New York Energy Law, as amended, and the rules and regulations implementing the same.

      C. Upon Landlord's written approval of Tenant's Plans, Tenant, at its expense, shall cause Tenant's Plans (including such mechanical plans and specifications) to be filed with the governmental agencies having jurisdiction thereof, in order to obtain, and shall obtain, all governmental permits, approvals, licenses, authorizations, waivers, consents and certificates (collectively "Permits") which may be required in connection with the performance of Tenant's Work. Landlord shall with reasonable promptness sign the applications for such Permits prepared by Tenant which require Landlord's signature and Tenant shall indemnify and hold Landlord harmless against any claim, cost, liability or expense resulting from any error, omission or other impropriety or deficiency in any such application. Tenant's Work shall be governed by the provisions of Articles 3 and 34C(3) with respect to Tenant's Changes as if Tenant's Work were Tenant's Changes as modified and supplemented by this Article. Tenant shall employ, as its general contractor for the performance of Tenant's Work, such contractor as Tenant may select and Landlord shall approve. Tenant may submit a list of proposed general contractors for its approval. If Landlord does not approve one or more of the contractors on Tenant's list within five (5) days after submission of Tenant's list to Landlord, Tenant may submit a list to Landlord of additional names for Landlord's approval. In no event shall Landlord's approval be assumed. Landlord shall permit Tenant's contractors and suppliers to move construction materials, supplies and equipment for Tenant's Work to the Demised Premises and to remove construction waste and debris therefrom, by an elevator to be designated by Landlord, at times appointed by Landlord after normal hours or on other than business days, giving effect to other previously made appointments. Tenant's contractors and suppliers shall pay Landlord's specified regular charges which shall be established by Landlord on an extra cost reimbursement basis for the use of such elevator at such times. Such use of elevators shall be subject to reasonable scheduling and supervision by Landlord. Tenant shall, and shall cause its contractors and suppliers to, comply with Landlord's rules and regulations, and Landlord's directions for the coordination and control of construction activities in the Building and the protection and security of the Building and its systems and occupants.

      D. Throughout the performance of Tenant's Work in or about the Demised Premises, Tenant shall maintain, or cause to be maintained:

                        (i) Worker's Compensation insurance coverage in
            statutory limits for all eligible workmen engaged in Tenant's Work;

                        (ii) Public Liability insurance, of which Landlord shall
            be a named assured, in limits of $1,000,000/$3,000,000 for bodily injury and death, $500,000/$1,500,000 for property damage and $5,000,000 umbrella coverage for bodily injury, death and property damage, which shall also include automobile liability insurance and blanket contract liability coverage for Tenant's indemnity obligations to Landlord under this lease; and

                        (iii) Builder's All-Risk insurance in an amount equal to
            the value of Tenant's Work on the completion thereof.

Tenant shall submit to Landlord, before commencement of any Tenant's Work in or about the Demised Premises, certificates of such Worker's Compensation, Public Liability and Builder's All-Risk insurance.

48. Insurance
    ---------

      A. Tenant shall at all times keep Tenant's Property and all other alterations, installations and improvements made by Tenant in the Demised Premises now or hereafter included in the Demised Premises insured for damage by fire and lightning, vandalism, malicious mischief and all other risks and hazards comprehended by the full "extended coverage" endorsements and against such other hazards and risks as Landlord may from time to time reasonably designate, for the "full replacement cost" thereof. Such full replacement cost shall be determined from time to time but not more frequently than once in any twenty-four (24) calendar month period at the request of Landlord or any superior mortgagee or lessee (as defined in Part A of Article 36) by an appraiser, engineer, architect or contractor designated by Landlord or such superior mortgagee or lessee.

      B. In addition to fire, lightning and extended coverage insurance, Tenant will maintain personal injury or property damage insurance, under a policy of general public liability insurance, with such limits as may reasonably be requested by Landlord from time to time, but not less than $1,000,000/ $3,000,000 in respect to bodily injury or death and $1,000,000 for property damage, and the policy or policies evidencing such insurance shall include Landlord as an additional insured, but only with respect to liability arising out of the ownership, maintenance or use of the Demised Premises.

      C. All policies required to be maintained pursuant to the provisions of this lease shall be issued by an insurance company or companies having a Best's rating of at least A/AAA and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this lease shall have a written undertaking from the insurer to notify all insureds thereunder at least thirty (30) days prior to cancellation thereof. Tenant may provide any insurance required pursuant to the provisions of this lease under a so-called blanket policy or policies covering other parties and locations so long as the coverage under such policy or policies is not thereby diminished. Upon request, Tenant shall furnish Landlord with a certificate of insurance evidencing any such policy or a certificate naming Landlord as an additional insured.

49. Termination for Demolition
    --------------------------

            If Landlord shall in good faith decide to demolish the Building, Landlord may terminate the Lease by giving Tenant at least six (6) months notice to such effect and thereupon the Lease shall end upon the termination date set forth in said notice with the same force and effect as if that were the date originally specified in the Lease for the expiration of the term of the Lease. Landlord shall have no liability to Tenant, if Landlord shall thereafter fall to demolish the Building by reason of any cause or circumstance beyond Landlord's reasonable control.

50. Amendment and Restatement of Lease
    ----------------------------------

            This amended and restated lease amends and restates the lease dated August 25, 1976 (the "Existing Lease") between Landlord and Tenant for the Demised Premises effective as of August 1, 1986. The Existing Lease is restated in its entirety pursuant to the terms hereof and is amended to, among other things, extend the term of the Existing Lease for approximately eight years and six months.

51. Miscellaneous Additional Provisions
    -----------------------------------

      A. This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt requested, directed to the Tenant and any successor at Tenant's address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) business days after such process is so mailed.

      B. By lease of even date herewith (the "Companion Lease") Landlord leased to Tenant the entire tenant occupancy area of the 6th floor of the Building. Tenant agrees that any default under the Companion Lease shall be deemed a default under this lease and that any default under this lease shall be deemed a default under the Companion Lease. In the event that Landlord shall exercise any right to cancel this lease or the Companion Lease for default of Tenant, the term of this lease and/or the Companion Lease, as the case may be, shall expire.

      C. Supplementing Rule 5, Landlord will permit Tenant to display on the entrance door of the Demised Premises and in the elevator lobby of the Demised Premises Tenant's name subject to the reasonable approval of Landlord as to size, color and style of such display.

                                    EXHIBIT A

                               [GRAPHIC OMITTED]

================================================================================
4 West 58th St.
NEW YORK, NEW YORK
FLOOR - 13

================================================================================

                                    EXHIBIT B

                              RULES AND REGULATIONS

            1. The rights of tenants in the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress front the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. No tenant shall permit its employees to use the elevators before 10:00 A. M. for the purpose of taking a coffee break or similar activity. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits or stairways of the Building. No tenant shall permit its employees to loiter in elevators, stairways, corridors, lobbies or other public areas of the Building, or in or about any plaza or sidewalk of the Building. The Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

            2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every tenant shall co-operate to prevent the same, in or about its premises.

            3. No tenant shall obtain or accept for use in its premises ice, drinking water, towel, barbering, boot blacking, floor polishing, rug cleaning, venetian blind cleaning, lighting maintenance, cleaning, exterminating, removal of waste paper or garbage, or other similar services, from any persons not authorized by the Landlord in writing to furnish such services, provided always, that the quality of and the charges for such services by persons authorized by the Landlord are reasonably comparable to those of other regular suppliers of such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by the Landlord. The Landlord may authorize a sufficient number of separate sources of such services to provide a reasonable selection, but only in such instances and to such extent as the Landlord, in its judgment, shall, consider consistent with the security and proper operation of the Building. The Landlord may, without liability to any tenant, refuse admission to the Building of any persons not so authorized by the Landlord to furnish such services.

            4. All windows in each tenant's premises shall be kept closed and all blinds therein above the ground floor shall be utilized when and as reasonably required because of the position of the sun, during the operation of the Building air conditioning system to cool or ventilate the tenants' premises.

            5. No lettering, sign, advertisement, notice or object shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, except that the name of the tenant may be displayed on the entrance door of the tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to the approval of the Landlord as to the size, color and style of such display which shall not be unreasonably withheld. The inscription of the name of the tenant on the door of the tenant's premises shall be done by the Landlord at the expense of the Tenant. Listing of the name of the tenant on the directory boards in the Building shall be done by the Landlord at its expense; any other listings shall be in the discretion of the Landlord. Landlord may remove any lettering, sign, advertisement, notice or object displayed by any tenant in violation of this paragraph without any liability to such tenant and such tenant shall pay Landlord the cost of such removal, and of repair of any damage necessarily resulting from such removal, as additional rent, on demand.

            6. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds as are supplied or permitted by the Landlord shall be used in a tenant's premises. Linoleum, tile or other floor covering shall be laid in a tenant's premises only in a manner approved by the Landlord.

            7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as the Landlord shall determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to the Landlord, and the persons employed to move the same in and out of the Building shall be reasonable acceptable to the Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord. Arrangements will be made by the Landlord with any tenant for moving large quantities of furniture and equipment into or out of the building.

            8. No machine or mechanical equipment of any kind, other than typewriters and other ordinary portable business machines, may be installed or operated in any tenant's premises without Landlord's prior written consent, and in no case (even where the same are of a type so excepted or as so consented to by the Landlord) shall any machines or mechanical equipment be so placed or operated as to disturb other tenants; but machines and mechanical equipment which may be permitted, to be installed and used in a tenant's premises shall be so equipped, installed and maintained by such tenant as to prevent any disturbing noise, vibration or electrical or other interference from being transmitted from such premises to any other area of the Building. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.

            9. No noise, including the playing of any musical instruments, radio or television, which would disturb other tenants in the Building, shall be made or permitted by any tenant, and no cooking shall be done in the tenant's premises, except as expressly approved by the Landlord. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the judgment of the Landlord, might cause any such impairment or interference. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant. Any cuspidors or similar containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of the tenant. No acids, vapors or other substances shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them.

            10. All entrance doors in each tenant's premises shall be left locked by the tenant when the tenant's premises are not in use. Entrance doors shall be kept closed at all times.

            11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Additional keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to the Landlord.

            12. The Landlord and its cleaning contractor and their employees shall have access to the tenant's premises after regular business hours and the free use of light, power and water as may be reasonably required for the purpose of cleaning the tenant's premises in accordance with the Landlord's obligations under the tenant's lease.

            13. The requirements of tenants will be attended to only upon application to the Building superintendent at his office in the Building. Building employees shall not be requested by any tenant, and will not be permitted, to perform any work or services specially for any tenant unless expressly authorized to do so by the Building superintendent.

            14. The Landlord reserves the right to inspect all freight, safes, machines, business or mechanical equipment, merchandise and other objects to be brought into the Building and to exclude from the Building such of the same as, in Landlord's judgment, violates any of these Rules and Regulations or any lease of which these Rules and Regulations are a part.

            15. The Landlord shall have the right to prohibit any advertising by any tenant which refers to the Building in any way and which, in Landlord's judgment, tends to impair the reputation of the Building or its desirability and upon written notice from the Landlord any such advertising by a tenant shall be discontinued.

            16. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any tine prescribed for the Building.

            17. If attendance of Landlord's personnel shall be required, at added cost to Landlord, in connection with the use by any tenant of freight elevators outside of ordinary business hours or in connection with the moving into or out of the building by or for any tenant of any safes, heavy objects, freight, furniture, equipment or other bulky matter, during or outside of ordinary business hours, in accordance with Rule 7, such added cost shall be payable by said tenant to Landlord, on demand, as additional rent.

                                    EXHIBIT C

                                CLEANING SCHEDULE

General

      All linoleum, rubber, asphalt tile and other similar types of flooring (that may be waxed) to be swept nightly, using approved dust-check type of mop.

      All carpeting and rugs to be carpet swept nightly and vacuum cleaned weekly.

      Hand dust and wipe clean all furniture, fixtures and window sills nightly; wash sills when necessary.

      Empty and clean all waste receptacles nightly and remove waste paper and waste materials.

      Empty and clean all ash trays and screen all sand urns nightly including all ash trays in all toilets.

      Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary.

      Wash clean all water fountains and coolers nightly.

      Hand dust all door and other ventilating louvres within reach, as necessary

      Dust all telephones as necessary.

      Sweep all private stairway structures nightly.

Lavatories in the Core

      Sweep and wash all lavatory floors nightly using proper disinfectants. Wash and polish all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly.

      Scour, wash and disinfect all basins, bowls and urinals throughout all lavatories, nightly.

      Wash all toilet seats, nightly.

      Empty paper tower receptacles and transport wastepaper to designated area in basements, nightly (towels, soap and receptacles to be furnished by Tenant).

      Fill toilet tissue holders nightly.

      Empty sanitary disposal receptacles, nightly.

      Thoroughly wash and polish all wall tile and stall surface as often as necessary.

                                       C-1